United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6165

(Investment Company Act File Number)

Federated Municipal Securities Income Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 08/31/14

Date of Reporting Period: 08/31/14

Item 1. Reports to Stockholders

Annual Shareholder Report
August 31, 2014
Share Class	Ticker
A	FMOAX
B	FMOBX
C	FMNCX
F	FHTFX
Institutional	FMYIX

Federated Municipal High Yield Advantage Fund
Fund Established 1987

A Portfolio of Federated Municipal Securities Income Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2013 through August 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal High Yield Advantage Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended August 31, 2014, was 14.54% for Class A Shares and Class F Shares, 13.56% for Class B Shares, 13.69% for Class C Shares and 14.71% for Institutional Shares.1 The 14.71% total return of the Institutional Shares for the reporting period consisted of 5.71% of tax-exempt dividends and reinvestments and price appreciation of 9.00% in the net asset value. 2 The total return of the S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index (the “Blended Index”)3 was 14.24% during the reporting period. The total return of the Morningstar High Yield Muni Funds Average (MHYMFA),4 a peer group average for the Fund, was 13.73% during the reporting period. The Fund's and the MHYMFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy focused on: (a) selection of lower-quality, investment-grade and noninvestment-grade securities5 (these securities typically have higher yields than high-quality, investment-grade securities available in the market); (b) security selection; (c) selection of intermediate- to long-term, tax-exempt municipal bonds that typically yield more than short-term, tax-exempt municipal bonds due to the upward sloping yield curve; (d) active adjustment of the Fund's duration6 (which indicates the portfolio sensitivity to changes in interest rates);7 and (e) allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”). These were the most significant factors affecting the Fund's performance relative to the Blended Index during the reporting period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market OVERVIEW
During the 12-month reporting period, 10-year Treasury yields increased from a low of 2.34% in August 2013 to 3.03% in December of 2013, and then steadily declined to 2.42% at the end of the period. After an unusually weak GDP report in the first quarter of 2014, growth in economic activity rebounded and ongoing improvement in labor market conditions, with the unemployment rate declining, further supported expectations for continued moderate economic expansion. However, a range of labor market indicators suggested that there remained significant underutilization of labor resources. Financial conditions eased somewhat, although geopolitical risks such as the spillover from developments in the Middle East and Ukraine weighed on investor sentiment. Inflation had firmed in recent months and, as of the time of this writing, is expected to continue to move up toward the 2% objective of the Federal
Annual Shareholder Report

Reserve (the “Fed”) as resource slack diminishes and inflation expectations remain relatively stable. The Fed made a measured reduction in the pace of its asset purchases in the light of continued progress in labor market conditions. Financial market conditions were influenced over the reporting period by the Fed communications, which indicated somewhat better than expected economic releases and developments in emerging market economies. Additionally, financial conditions in the U.S. remained supportive of growth. During the 12-month reporting period, developments in Europe continued to be a focus for investors, as concerns persisted about the prospects for a durable solution to the European fiscal and financial difficulties, which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks.
The amount of municipal bonds being issued during the reporting period was muted, which created a favorable technical environment (supply/demand imbalance) within the tax-exempt municipal bond market. A significant driver of the muted issuance was that the amount of municipal bonds being refunded collapsed as interest rates rose over the reporting period. This reduced the amount of municipal bonds being issued and helped to provide support for municipal bond prices and as a result, absolute performance. Credit conditions in the municipal bond market generally remained stable, although a few issuers continued to experience substantial strain and for the first time in several years the rating agencies made more upgrades than downgrades to municipal debt. However, Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities are still areas of idiosyncratic risk for the market. Also, Illinois continued to be unable to come to political terms over a solution for Illinois' underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny. However, many state and local municipal entities took actions to control pension costs, and this issue continued to be watched.
SECURITY SELECTION
Throughout the reporting period, the Fund held an underweight position in Puerto Rico bonds as compared to the Blended Index. Puerto Rico steeply underperformed, so the Fund's underweight position was a positive contribution to Fund performance relative to the Blended Index. Additionally, over the course of the 12-month reporting period, individual securities' returns from improved credit situations outnumbered losses from deteriorating situations. Accordingly, individual security selection contributed positively to Fund performance during the reporting period.
Annual Shareholder Report

SECTOR
During the 12-month reporting period, the Fund was overweight, as compared to the Blended Index, in Senior Care, Industrial Development and Transportation Bonds, each of which outperformed and helped the Fund's performance. Similarly, the Fund's underweight allocation to General Obligation Bonds relative to the Blended Index, which underperformed, was also beneficial to the Fund. Conversely, the Fund's overweight allocation to underperforming sectors such as Education, Utility and Pre-Refunded Bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) detracted from Fund performance. Likewise an underweight position in Tobacco Settlement Bonds, which outperformed, was a drag on performance. As a whole, the Fund's sector allocations contributed positively to Fund performance relative to the Blended Index during the reporting period.
MATURITY AND YIELD CURVE
During the 12-month reporting period, the Fund's distribution of maturities along the yield curve, relative to the Blended Index, contributed negatively to Fund performance. In particular, the Fund's holding of bonds with short calls (compared to the Blended Index) underperformed as rates fell.
DURATION
As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 5.57 years, substantially shorter than 7.99 years from beginning of the reporting period. Duration management remained a significant component of the Fund's investment strategy. During the reporting period, the Fund's duration was generally 90-100% of the Blended Index. With interest rates falling overall during the reporting period, the Fund's shorter duration relative to the Blended Index contributed negatively to the Fund's performance. At various points during the reporting period, the Fund used futures contracts as a hedge to shorten duration. The use of such instruments contributed to the underperformance of the Fund versus the Blended Index.
CREDIT QUALITY8
During the 12-month reporting period, lower-quality, tax-exempt bonds in the Blended Index outperformed higher-quality bonds. Noninvestment-grade (those rated less than “Baa3” or “BBB-”) and non-rated bonds produced the highest returns, followed by “BBB”-rated bonds, with high-grade bonds (those rated higher than “Baa1” or “BBB+”) lagging all other ratings. The Fund's underweight position in underperforming “AAA”- and “AA”-rated bonds provided positive relative return. On the other hand, overweights in “A”- and “BBB”-rated bonds (which underperformed the Blended Index as a whole) and underweights in noninvestment-grade bonds (which outperformed) were a drag on performance. The Fund's position in non-rated bonds was neutral. Overall, the Fund's credit quality allocation provided a negative contribution to return relative to the Blended Index.
Annual Shareholder Report

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for information regarding the effect of the reorganization of Federated Municipal High Yield Advantage Fund, Inc., a predecessor fund, into the Fund as of the close of business on November 10, 2006.
2	Income may be subject to state taxes, local taxes and the federal alternative minimum tax for individuals or corporations.
3	The Fund's broad-based securities market index is the S&P Municipal Bond Index (“Main Index”), which had a total return of 9.34% during the reporting period. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund Adviser believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Main Index and the Blended Index.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MHYMFA.
5	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
6	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
7	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Municipal High Yield Advantage Fund2 (the “Fund”) from August 31, 2004 to August 31, 2014, compared to the S&P Municipal Bond Index (Main Index),3 S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index, a custom blended index (Blended Index),4 and the Morningstar High Yield Muni Funds Average (MHYMFA).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of A $10,000 Investment
Growth of $10,000 as of August 31, 2014
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 8/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	9.41%	7.16%	4.05%
Class B Shares	8.06%	7.05%	3.91%
Class C Shares	12.69%	7.38%	3.76%
Class F Shares	12.43%	7.94%	4.43%
Institutional Shares[6]	14.71%	8.16%	4.49%
Main Index	10.55%	5.65%	4.82%
Blended Index	14.24%	8.63%	5.58%
MHYMFA	13.73%	7.76%	4.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and the contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, Blended Index and MHYMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	Federated Municipal High Yield Advantage Fund, Inc. (“Predecessor Fund”) was reorganized into Federated Municipal High Yield Advantage Fund (“Fund”), a series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented for periods prior to the close of business on November 10, 2006, refers to the performance of the Predecessor Fund, which after the reorganization is the Fund's performance as a result of the reorganization.
3	The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Main Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The Main Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The Blended Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more. The Blended Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Blended Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
5	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
6	The Fund's Institutional Shares commenced operations on June 11, 2013. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class F Shares, adjusted to reflect the expenses of the Fund's IS Class for each year for which the Fund's IS Class expenses would have exceeded the actual expenses paid by the Fund's Class F Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At August 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Special Tax	14.6%
Senior Care	11.6%
Industrial Development Bond/Pollution Control Revenue Bond	11.4%
Hospital	10.5%
Education	8.6%
Transportation	8.0%
General Obligation—State	6.6%
Public Power	5.5%
Tobacco	5.4%
Electric & Gas	5.4%
Other[2]	11.7%
Other Assets and Liabilities—Net[3]	0.7%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 87.6% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
August 31, 2014
Principal Amount			Value
		MUNICIPAL BONDS—95.0%
		Alabama—2.6%
$2,000,000		Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.00% (Original Issue Yield: 6.25%), 10/1/2040	$2,327,960
2,000,000		Courtland, AL IDB, Solid Waste Disposal Revenue Refunding Bonds (Series 2005B), 5.20% (International Paper Co.), 6/1/2025	2,023,000
500,000		Huntsville, AL Special Care Facilities Financing Authority, Retirement Facilities Revenue Bonds (Series 2011A), 7.50% (Redstone Village)/(Original Issue Yield: 7.625%), 1/1/2047	551,340
1,500,000		Huntsville, AL Special Care Facilities Financing Authority, Retirement Facility Revenue Bonds (Series 2007), 5.50% (Redstone Village)/(Original Issue Yield: 5.60%), 1/1/2043	1,441,665
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013-A), 5.50% (Assured Guaranty Municipal Corp. INS)/(Original Issue Yield: 5.65%), 10/1/2053	2,195,420
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013A), 5.25% (Assured Guaranty Municipal Corp. INS), 10/1/2048	2,164,260
835,000		Selma, AL IDB, Gulf Opportunity Zone Bonds (Series 2010A), 5.80% (International Paper Co.), 5/1/2034	935,083
2,100,000		Sylacauga, AL Health Care Authority, Revenue Bonds (Series 2005A), 6.00% (Coosa Valley Medical Center)/(Original Issue Yield: 6.05%), (United States Treasury PRF 8/1/2015@100), 8/1/2035,	2,211,594
		TOTAL	13,850,322
		Alaska—0.5%
1,000,000	[1,2]	Alaska Industrial Development and Export Authority, Community Provider Revenue Bonds (Series 2007C), 6.00% (Boys & Girls Home & Family Services, Inc.), 12/1/2036	449,920
2,000,000	[3,4]	Koyukuk, AK, Revenue Bonds (Series 2011), 7.75% (Tanana Chiefs Conference Health Care)/(Original Issue Yield: 8.125%), 10/1/2041	2,203,760
		TOTAL	2,653,680
		Arizona—3.0%
4,000,000		Maricopa County, AZ Pollution Control Corp., PCRBs (Series 2003A), 6.25% (Public Service Co., NM), 1/1/2038	4,436,520
1,500,000		Maricopa County, AZ Pollution Control Corp., PCRBs (Series 2009A), 7.25% (El Paso Electric Co.), 2/1/2040	1,710,075
1,385,000		Pima County, AZ IDA, PCRBs (Series 2009A), 4.95% (Tucson Electric Power Co.), 10/1/2020	1,568,167
2,000,000		Pima County, AZ IDA, Revenue Bonds (Series 2008B), 5.75% (Tucson Electric Power Co.), 9/1/2029	2,023,020
4,955,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.00% (Citigroup, Inc. GTD), 12/1/2037	5,643,299
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Arizona—continued
$430,000	[3,4]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.00%, 7/15/2027	$483,982
		TOTAL	15,865,063
		California—7.4%
2,500,000	[3,4]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2002B), 5.00% (Waste Management, Inc.), 7/1/2027	2,579,050
1,000,000	[3,4]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	1,030,420
750,000		California School Finance Authority, School Facility Revenue Bonds (Series 2014A), 5.125%, (KIPP LA), 07/01/2044	773,640
2,500,000		California State, Various Purpose UT GO Bonds, 5.25%, 10/1/2029	2,895,150
2,500,000		California State, Various Purpose UT GO Bonds, 6.00% (Original Issue Yield: 6.10%), 4/1/2038	2,975,025
1,120,000	[3,4]	California Statewide CDA MFH, Revenue Bonds (Series 1999X), 6.65% (Magnolia City Lights Project), 7/1/2039	1,120,739
2,000,000		Chula Vista, CA, COPs , 5.50% (Original Issue Yield: 5.88%), 3/1/2033	2,202,940
500,000		Corona-Norco USD Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.00%, 9/1/2032	548,195
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013A), 6.00% (Original Issue Yield: 6.40%), 1/15/2053	3,455,040
500,000		Golden State Tobacco Securitization Corp., CA, Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2013A), 5.00% (California State), 6/1/2029	564,155
530,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	432,591
6,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2007A-1), 5.125% (Original Issue Yield: 5.27%), 6/1/2047	4,462,500
1,000,000		Irvine, CA Community Facilities District No. 2013-3, Special Tax Bonds (Series 2014), 5.00% (Improvement Area No. 1 (Great Park)), 9/1/2049	1,074,110
95,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2028	103,675
365,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2029	396,594
180,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2030	195,010
2,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00% (Citigroup, Inc. GTD), 11/1/2034	3,492,550
500,000		Poway, CA USDT , Special Tax Bonds (Series 2012), 5.00% (Community Facilities District No. 6 (4S Ranch)), 9/1/2033	542,520
2,000,000		Riverside County, CA Redevelopment Agency, Tax Allocation Bonds (Series 2010D), 6.00% (Desert Communities Redevelopment Project Area)/(Original Issue Yield: 6.02%), 10/1/2037	2,206,240
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$1,500,000		Riverside County, CA Redevelopment Agency, Tax Allocation Bonds (Series 2010E), 6.50% (Interstate 215 Corridor Redevelopment Project Area )/(Original Issue Yield: 6.53%), 10/1/2040	$1,692,180
349,000	[1]	San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	170,752
1,250,000		San Buenaventura, CA, Revenue Bonds (Series 2011), 8.00% (Community Memorial Health System), 12/1/2031	1,514,263
1,000,000		San Francisco, CA City & County Redevelopment Finance Agency, Tax Allocation Bonds (Series 2011C), 6.75% (Mission Bay North Redevelopment )/(Original Issue Yield: 6.86%), 8/1/2041	1,205,870
2,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-1), 6.25%, 3/1/2034	2,343,100
1,250,000		Santa Margarita, CA Water District Community Facilities District No. 2013-1, Special Tax Bonds (Series 2013), 5.625% (Original Issue Yield: 5.70%), 9/1/2043	1,357,038
		TOTAL	39,333,347
		Colorado—4.7%
2,000,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005A), 6.25% (Original Issue Yield: 6.375%), 12/1/2035	2,010,040
536,000		Castle Oaks, CO Metropolitan District, LT GO Bonds (Series 2005), 6.125% (United States Treasury PRF 12/1/2015@100), 12/1/2035	573,424
2,000,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 5.625%, 12/1/2038	2,297,600
1,250,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 6.00%, 12/1/2038	1,478,887
1,625,000		Colorado Educational & Cultural Facilities Authority, Charter School Refunding & Improvement Revenue Bonds (Series 2014), 5.50% (Skyview Academy), 7/1/2049	1,672,612
720,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.70% (Windsor Charter Academy)/(Original Issue Yield: 5.70%), 5/1/2037	732,766
795,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.75% (Northeast Academy Charter School), 5/15/2037	594,994
1,000,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Monument Academy Charter School), 10/1/2037	1,029,110
800,000		Colorado HFA, Health & Residential Care Facilities Revenue Bonds (Series 2007), 5.30% (Volunteers of America Care Facilities), 7/1/2037	700,240
1,100,000		Colorado HFA, Revenue Bonds (Series 2010A), 6.25% (Total Long Term Care National Obligated Group), 11/15/2040	1,205,160
2,000,000	[2]	Colorado Springs Urban Renewal Authority, Tax Increment Revenue Bonds (Series 2007), 7.00% (University Village Colorado), 12/1/2029	1,409,940
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$1,540,000		Denver (City & County), CO, Airport System Revenue Bonds (Series 2011A), 5.25% (Denver, CO City & County Department of Aviation)/(Original Issue Yield: 5.35%), 11/15/2022	$1,829,412
450,000		Eagle County, CO Air Terminal Corp., Airport Terminal Project Revenue Improvement Bonds (Series 2006B), 5.25%, 5/1/2020	465,309
750,000		Eagle County, CO Air Terminal Corp., Revenue Refunding Bonds (Series 2011A), 6.00%, 5/1/2027	818,910
2,235,000		Northwest, CO Metropolitan District No. 3, LT GO Bonds (Series 2005), 6.25%, 12/1/2035	2,136,191
2,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25% (Merrill Lynch & Co., Inc.)/(Original Issue Yield: 6.63%), 11/15/2028	2,549,360
1,030,000		Tallyn's Reach Metropolitan District No. 3, CO, LT GO Refunding & Improvement Bonds (Series 2013), 5.125%, 11/1/2038	1,047,767
2,000,000		Three Springs Metropolitan District No. 3, CO, Property Tax Supported Revenue Bonds (Series 2010), 7.75%, 12/1/2039	2,148,800
		TOTAL	24,700,522
		Connecticut—0.2%
1,000,000		Connecticut Development Authority, Airport Facility Revenue Bonds, 7.95% (Bombardier, Inc.), 4/1/2026	1,038,700
		Delaware—0.4%
1,905,000		Delaware EDA , Gas Facilities Refunding Bonds, 5.40% (Delmarva Power and Light Co.), 2/1/2031	2,147,602
		District of Columbia—0.6%
2,000,000		District of Columbia Revenue, Revenue Bonds (Series 2012A), 5.00% (Friendship Public Charter School, Inc.), 6/1/2042	2,066,800
1,030,000		District of Columbia, Revenue Bonds (Series 2013A), 6.00% (KIPP DC), 7/1/2043	1,175,457
		TOTAL	3,242,257
		Florida—6.6%
3,000,000		Alachua County, FL, IDRB (Series 2007A), 5.875% (North Florida Retirement Village, Inc,), 11/15/2042	2,970,120
285,000	[1,2]	Arborwood, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005A), 5.35%, 5/1/2036	171,234
1,070,000		Arborwood, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005A-2), 5.35%, 5/1/2036	1,070,053
104,232	[1]	Capital Trust Agency, FL, Housing Revenue Notes, 5.95% (Atlantic Housing Foundation Properties), 1/15/2039	5,496
3,000,000	[3,4]	Collier County, FL IDA, Continuing Care Community Revenue Bonds (Series 2013A), 8.25% (Arlington of Naples)/(Original Issue Yield: 8.375%), 5/15/2049	3,258,360
700,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.45%, 5/1/2036	713,349
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$2,000,000		Lee County, FL IDA, Healthcare Facilities Refunding Revenue Bonds (Series 2012), 6.50% (Cypress Cove at Healthpark), 10/1/2047	$2,146,000
2,000,000		Martin County, FL HFA, Hospital Revenue Bonds (Series 2012), 5.50% (Martin Memorial Medical Center)/(Original Issue Yield: 5.53%), 11/15/2042	2,162,760
2,000,000		Martin County, FL IDA, Industrial Development Refunding Revenue Bonds (Series 2013), 4.20% (Indiantown Cogeneration, L.P.), 12/15/2025	2,030,240
500,000		Miami Beach, FL HFA, Hospital Revenue Refunding Bonds (Series 2014), 5.00% (Mt. Sinai Medical Center, FL), 11/15/2044	541,550
2,000,000	[3,4]	Miami, FL, SO Non-Ad Valorem Revenue Refunding Bonds (Series 2012), 5.00%, 3/1/2030	2,189,780
4,000,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	4,422,480
750,000		Midtown Miami, FL Community Development District, Special Assessment & Revenue Refunding Bonds (Series 2014A), 5.00% (Original Issue Yield: 5.25%), 5/1/2037	764,220
1,000,000		Palm Beach County, FL HFA, Revenue Bonds (Series 2014A), 7.50% (Sinai Residences of Boca Raton)/(Original Issue Yield: 7.625%), 6/1/2049	1,119,680
2,000,000	[3,4]	Palm Beach County, FL, Tax-Exempt Revenue Bonds (Series 2005A), 6.75% (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), 5/15/2035	1,918,100
1,405,000		Pinellas County, FL Educational Facilities Authority, Revenue Bonds (Series 2011A), 7.125% (Pinellas Preparatory Academy), 9/15/2041	1,526,139
690,000		Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A-1), 7.375%, 5/1/2033	700,937
310,000	[1,2]	Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A-1, 7.375%, 5/1/2033	215,890
1,000,000		South Lake County, FL Hospital District, Revenue Bonds (Series 2009A), 6.25% (South Lake Hospital, Inc.)/(Original Issue Yield: 6.30%), 4/1/2039	1,104,010
200,000		Tolomato Community Development District, FL, Special Assessment Refunding Revenue Bonds (Series A-1), 6.55% (Original Issue Yield: 6.60%), 5/1/2027	200,640
10,000	[1,2]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 1), 6.55%, 5/1/2027	10,195
465,000	[1,2]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2), 6.55%, 5/1/2027	275,731
1,425,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,432,723
155,000	[1,2]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.55%, 5/1/2027	2
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$55,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-2) 0.00% (Step Coupon 5/1/2017), (Original Issue Yield: 6.61%), 5/1/2039	$40,291
135,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-3) 0.00% (Step Coupon 5/1/2019), (Original Issue Yield: 6.61%), 5/1/2040	80,584
70,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4) 0.00% (Step Coupon 5/1/2022), (Original Issue Yield: 6.61%), 5/1/2040	30,934
875,000	Verandah East, FL Community Development District, Capital Improvement Revenue Bonds (Series 2006A), 5.40%, 5/1/2037	753,235
1,000,000	Verandah West, FL Community Development District, Capital Improvement Revenue Refunding Bonds (Series 2013), 5.00% (Original Issue Yield: 5.125%), 5/1/2033	1,007,420
1,630,000	Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance, Inc. INS), 10/15/2025	1,666,170
440,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	448,813
	TOTAL	34,977,136
	Georgia—1.5%
4,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.25% (Original Issue Yield: 6.38%), 11/1/2039	4,729,360
770,000	Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	794,401
1,600,000	Augusta, GA HFA, MFH Refunding Revenue Bonds, 6.55% (Forest Brook Apartments), 12/1/2030	1,600,944
1,000,000	Medical Center Hospital Authority, GA, Revenue Refunding Bonds (Series 2007), 5.25% (Spring Harbor at Green Island), 7/1/2037	1,003,980
	TOTAL	8,128,685
	Guam—0.8%
500,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.75% (Original Issue Yield: 6.00%), 12/1/2034	553,295
1,000,000	Guam Government, GO Bonds (Series 2009A), 7.00% (Original Issue Yield: 7.18%), 11/15/2039	1,132,040
1,000,000	Guam Government, UT GO Bonds (Series 2007A), 5.25% (Original Issue Yield: 5.45%), 11/15/2037	1,005,190
1,000,000	Guam International Airport Authority, General Revenue Bonds (Series 2013C), 6.125% (Assured Guaranty Municipal Corp. INS)/(Original Issue Yield: 6.23%), 10/1/2043	1,177,240
500,000	Guam Power Authority, Revenue Bonds (Series 2012A), 5.00%, 10/1/2034	545,175
	TOTAL	4,412,940
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Hawaii—1.0%
$3,660,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series 2009), 6.50% (Hawaiian Electric Co., Inc.), 7/1/2039	$4,252,481
1,000,000		Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue Bonds(Series A), 9.00% (15 Craigside)/ (Original Issue Yield: 9.15%), 11/15/2044	1,183,900
		TOTAL	5,436,381
		Idaho—0.5%
2,500,000		Idaho Health Facilities Authority, Revenue Bonds (Series 2013A), 8.125% (Terraces of Boise)/(Original Issue Yield: 8.25%), 10/1/2049	2,599,975
		Illinois—6.1%
500,000		Chicago, IL Motor Fuel Tax, Motor Fuel Tax Revenue Refunding Bonds (Series 2013), 5.00% (Assured Guaranty Municipal Corp. INS), 1/1/2033	548,010
1,750,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.75% (Original Issue Yield: 5.94%), 1/1/2039	1,995,490
2,500,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), 6.50%, 1/1/2041	3,017,525
415,000		DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	418,723
1,500,000		Illinois Finance Authority, Charter School Refunding & Improvement Revenue Bonds (Series 2011A), 7.125% (Uno Charter School Network, Inc.), 10/1/2041	1,745,040
1,000,000		Illinois Finance Authority, MFH Revenue Bonds (Series 2007), 6.10% (Dekalb Supportive Living Facility), 12/1/2041	951,550
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 5.625% (Friendship Village of Schaumburg)/(Original Issue Yield: 5.70%), 2/15/2037	958,490
1,250,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	1,227,075
1,500,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.25% (Smith Village), 11/15/2035	1,502,580
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2010), 7.25% (Friendship Village of Schaumburg)/(Original Issue Yield: 7.375%), 2/15/2045	1,056,490
485,785	[1,2,5]	Illinois Finance Authority, Revenue Bonds (Series 2010B) (Clare at Water Tower)/(Original Issue Yield: 5.00%), 5/15/2050	5
1,251,520	[1,2]	Illinois Finance Authority, Revenue Bonds {Series 2010A}, 6.125% (Clare at Water Tower), 5/15/2041	13
1,000,000		Illinois Finance Authority, Solid Waste Disposal Revenue Bonds, 5.05% (Waste Management, Inc.), 8/1/2029	1,029,560
2,250,000		Illinois State, UT GO Bonds (Series 2006), 5.00%, 1/1/2027	2,331,697
2,000,000		Illinois State, UT GO Bonds (Series 2013A), 5.00%, 4/1/2035	2,092,260
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$2,025,000		Illinois State, UT GO Bonds (Series June 2013), 5.50% (Original Issue Yield: 5.65%), 7/1/2038	$2,191,151
1,000,000		Illinois State, UT GO Bonds (Series of February 2014), 5.00% (Original Issue Yield: 5.04%), 2/1/2039	1,037,240
2,000,000		Illinois State, UT GO Bonds (Series of May 2014), 5.00%, 5/1/2039	2,076,020
1,410,000		Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	1,529,554
1,000,000		Quad Cities, IL Regional EDA, MFH Revenue Bonds (Series 2006), 6.00% (Heritage Woods of Moline SLF ), 12/1/2041	951,070
1,600,000		Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.00% (Original Issue Yield: 6.10%), 6/1/2028	1,882,896
2,000,000		Southwestern, IL Development Authority, Health Facility Revenue Bonds (Series 2013), 7.625% (Memorial Group, Inc.)/(Original Issue Yield: 7.95%), 11/1/2048	2,244,460
1,500,000		Will-Kankakee, IL Regional Development Authority, MFH Revenue Bonds (Series 2007), 7.00% (Senior Estates Supportive Living), 12/1/2042	1,546,155
		TOTAL	32,333,054
		Indiana—2.5%
1,250,000		Carmel, IN, Revenue Bonds (Series 2012A), 7.125% (Barrington of Carmel)/(Original Issue Yield: 7.20%), 11/15/2042	1,342,487
1,000,000		Carmel, IN, Revenue Bonds (Series 2012A), 7.125% (Barrington of Carmel)/(Original Issue Yield: 7.30%), 11/15/2047	1,070,640
1,305,000		Indiana State Finance Authority Environmental Revenue, Revenue Refunding Bonds (Series 2010), 6.00% (United States Steel Corp.), 12/1/2026	1,396,024
4,000,000		Indiana State Finance Authority, Tax-Exempt Private Activity Bonds (Series 2013), 5.25% (Ohio River Bridges East End Crossing), 1/1/2051	4,264,600
1,000,000		Jasper County, IN, PCR Refunding Bonds (Series 2003), 5.70% (Northern Indiana Public Service Company)/(AMBAC Financial Group, Inc. INS), 7/1/2017	1,103,050
2,000,000		Rockport, IN, Revenue Refunding Bonds (Series 2012-A), 7.00% (AK Steel Corp.), 6/1/2028	2,016,160
1,153,630	[1,2]	St. Joseph County, IN Hospital Authority, Health Facilities Revenue Bonds (Series 2005), 5.375% (Madison Center Obligated Group), 2/15/2034	95,094
2,000,000		Vigo County, IN Hospital Authority, Hospital Revenue Bond (Series 2007), 5.80% (Union Hospital)/(Original Issue Yield: 5.82%), 9/1/2047	2,015,520
		TOTAL	13,303,575
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Iowa—1.5%
$994,700		Iowa Finance Authority, Senior Living Facility Revenue Refunding Bonds (Series 2014A), 2.700%, (Deerfield Retirement Community, Inc.), 11/15/2046	$498,414
186,592		Iowa Finance Authority, Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.000%, (Deerfield Retirement Community, Inc.), 05/15/2056	2
3,000,000		Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Series 2013), 5.25% (Iowa Fertilizer Co.)/(Original Issue Yield: 5.30%), 12/1/2025	3,239,310
1,000,000		Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50% (Iowa Fertilizer Co.), 12/1/2022	1,053,690
3,750,000		Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.50% (Original Issue Yield: 5.78%), 6/1/2042	3,136,200
		TOTAL	7,927,616
		Kansas—1.4%
2,000,000		Kansas State Development Finance Authority, Revenue Bonds, 5.75% (Adventist Health System/Sunbelt Obligated Group)/(Original Issue Yield: 5.95%), 11/15/2038	2,267,540
1,000,000		Manhattan, KS IDRB, Industrial Revenue Bonds (Series 2007), 5.50% (Farrar Corp. Project)/(Original Issue Yield: 5.55%), 8/1/2021	948,900
2,015,000		Norwich, KS, Industrial Revenue Bonds (Series 2006), 5.90% (Farrar Corp. Project), 8/1/2021	1,990,719
2,000,000		Olathe, KS, Senior Living Facility Revenue Bonds (Series 2006A), 6.00% (Catholic Care Campus, Inc.), 11/15/2038	2,005,920
35,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds (Series 1997A-1), 6.95% (GNMA Home Mortgage Program COL), 6/1/2029	36,942
		TOTAL	7,250,021
		Kentucky—0.3%
1,250,000		Kentucky EDFA , Revenue Bonds (Series 2011A), 7.375% (Miralea)/(Original Issue Yield: 7.40%), 5/15/2046	1,420,725
		Louisiana—2.1%
1,000,000		DeSoto Parish, LA Environmental Improvement Authority, Revenue Bonds, Series A, 5.00% (International Paper Co.), 11/1/2018	1,006,650
1,500,000		Jefferson Parish, LA Hospital Service District No. 1, Hospital Revenue Refunding Bonds (Series 2011A), 6.00% (West Jefferson Medical Center)/(Original Issue Yield: 6.05%), 1/1/2039	1,717,875
981,000	[1,2]	Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	363,480
1,000,000		Louisiana Public Facilities Authority, 6.50% (Ochsner Clinic Foundation)/(Original Issue Yield: 6.65%), 5/15/2037	1,172,120
3,000,000		Louisiana Public Facilities Authority, Revenue Bonds (Series 2010A), 5.00% (Entergy Gulf States Louisiana LLC), 9/1/2028	3,105,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Louisiana—continued
$2,000,000		Louisiana State Citizens Property Insurance Corp., Assessment Revenue Bonds (Series 2006C), 6.125% (Assured Guaranty Corp. INS)/(Original Issue Yield: 6.33%), 6/1/2025	$2,333,040
1,500,000		Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.25%, 5/15/2035	1,606,245
		TOTAL	11,305,130
		Maine—0.3%
1,335,000		Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2011), 7.50% (MaineGeneral Medical Center), 7/1/2032	1,556,436
		Maryland—1.4%
2,000,000		Frederick County, MD, Tax Increment & Special Tax B LO Bonds (Series 2013B), 7.125% (Jefferson Technology Park)/(Original Issue Yield: 7.30%), 7/1/2043	2,201,660
1,060,000		Maryland State EDC., Port Facilities Refunding Revenue Bonds (Series 2010), 5.75% (CONSOL Energy, Inc.), 9/1/2025	1,166,180
2,385,000		Maryland State EDC., Revenue Bonds (Series B), 5.75% (Ports America Chesapeake, Inc. )/(Original Issue Yield: 5.875%), 6/1/2035	2,556,362
500,000		Maryland State IDFA, EDRBs (Series 2005A), 6.00% (Our Lady of Good Counsel High School)/(U.S.Treasury PRF 05/01/2015@100), 5/1/2035	518,845
1,000,000		Westminster, MD, Revenue Bonds (Series 2014A), 6.25% (Lutheran Village at Miller's Grant, Inc.)/(Original Issue Yield: 6.30%), 7/1/2044	1,002,810
		TOTAL	7,445,857
		Massachusetts—0.8%
1,063,562		Massachusetts Development Finance Agency, Revenue Bonds (Series 2011 A-1), 6.25% (Linden Ponds, Inc.), 11/15/2046	841,299
56,460		Massachusetts Development Finance Agency, Revenue Bonds (Series 2011 A-2), 5.50% (Linden Ponds, Inc.), 11/15/2046	39,352
280,825	[5]	Massachusetts Development Finance Agency, Revenue Bonds (Series 2011B)(Linden Ponds, Inc.), 11/15/2056	1,244
2,000,000		Massachusetts Development Finance Agency, Revenue Bonds (Series 2011I), 7.25% (Tufts Medical Center), 1/1/2032	2,440,740
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2003E), 6.75% (Jordan Hospital)/(Original Issue Yield: 7.00%), 10/1/2033	1,000,980
		TOTAL	4,323,615
		Michigan—4.3%
1,000,000		Dearborn, MI EDC., Revenue Refunding Bonds, 7.125% (Henry Ford Village)/(Original Issue Yield: 7.25%), 11/15/2043	1,027,190
1,000,000		Detroit, MI City School District, School Building & Site Improvement Refunding Bonds (Series 2012A), 5.00% (Q-SBLF GTD), 5/1/2028	1,097,290
1,000,000		Detroit, MI City School District, School Building & Site Improvement Refunding Bonds (Series 2012A), 5.00% (Q-SBLF GTD), 5/1/2031	1,081,240
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$1,500,000	[6]	Detroit, MI Sewage Disposal System, Revenue Refunding Senior Lien Bonds (Series 2012A), 5.25% (Original Issue Yield: 5.30%), 7/1/2039	$1,588,770
4,000,000	[6]	Detroit, MI Water Supply System, Second Lien Refunding Revenue Bonds (Series 2006C), 5.00% (Assured Guaranty Municipal Corp. INS), 7/1/2033	4,142,640
2,500,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 6.25% (Metropolitan Hospital ), 7/1/2040	2,578,300
2,000,000		Michigan State Finance Authority Revenue, Local Government Loan Program Revenue Bonds (Series 2014B), 5.00% (Public Lighting Authority), 7/1/2044	2,088,380
1,900,000		Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 C-5), 5.00% (Detroit, MI Sewage Disposal System)/(National Public Finance Guarantee Corporation INS), 7/1/2020	2,179,851
1,000,000		Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 C-7), 5.00% (Detroit, MI Sewage Disposal System)/(National Public Finance Guarantee Corporation INS), 7/1/2032	1,045,810
1,000,000		Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 D-6), 5.00% (Detroit, MI Water Supply System)/(National Public Finance Guarantee Corporation INS), 7/1/2036	1,035,310
5,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00% (Original Issue Yield: 6.25%), 6/1/2048	3,944,750
1,500,000		Plymouth, MI Educational Center Charter School, Public School Academy Revenue Refunding Bonds, Series 2005, 5.625%, 11/1/2035	1,206,405
		TOTAL	23,015,936
		Minnesota—2.3%
2,000,000		Baytown Township, MN, Lease Revenue Bonds (Series 2008A), 7.00% (St. Croix Preparatory Academy)/(Original Issue Yield: 7.05%), 8/1/2038	2,098,920
2,000,000		Duluth, MN EDA, Health Care Facilities Revenue Bonds (Series 2012), 6.00% (St. Luke's Hospital of Duluth Obligated Group), 6/15/2039	2,171,960
1,500,000		Forest Lake, MN, Charter School Lease Revenue Bonds (Series 2014A), 5.75% (Lakes International Language Academy), 8/1/2044	1,627,005
500,000		St. Paul, MN Housing & Redevelopment Authority, Tax Increment Revenue Refunding Bonds (Series 2012), 5.00% (Upper Landing Project), 9/1/2026	520,295
930,000		St. Paul, MN Housing & Redevelopment Authority, Tax Increment Revenue Refunding Bonds (Series 2012), 5.00% (Upper Landing Project), 9/1/2029	961,732
1,740,000		Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.00% (Bluffview Montessori School Project), 11/1/2027	1,750,770
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Minnesota—continued
$2,920,000	Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.15% (Bluffview Montessori School Project), 11/1/2037	$2,935,067
	TOTAL	12,065,749
	Mississippi—0.2%
945,000	Warren County, MS Gulf Opportunity Zone, Gulf Opportunity Zone Bonds (Series 2011A), 5.375% (International Paper Co.), 12/1/2035	1,050,197
	Missouri—1.1%
1,000,000	Kirkwood, MO IDA, Retirement Community Revenue Bonds (Series 2010A), 8.25% (Aberdeen Heights Project)/(Original Issue Yield: 8.40%), 5/15/2039	1,149,450
3,000,000	Kirkwood, MO IDA, Retirement Community Revenue Bonds (Series 2010A), 8.25% (Aberdeen Heights Project)/(Original Issue Yield: 8.50%), 5/15/2045	3,440,370
1,000,000	St. Joseph, MO IDA, Healthcare Revenue Bonds, 7.00% (Living Community St. Joseph Project), 8/15/2032	1,000,610
	TOTAL	5,590,430
	Nebraska—0.5%
2,500,000	Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3) (Series 2012), 5.25% (Goldman Sachs & Co. GTD), 9/1/2037	2,740,975
	Nevada—1.3%
1,000,000	Clark County, NV Improvement District, Special Assessment Revenue Refunding Bonds (Series 2006B), 5.30% (Southern Highlands SID No.121-B)/(Original Issue Yield: 5.33%), 12/1/2029	969,070
4,000,000	Clark County, NV School District, LT GO Building Bonds (Series 2008A), 5.00%, 6/15/2025	4,505,080
440,000	Clark County, NV, Special Assessment Revenue Bonds (Series 2005), 5.00% (Summerlin-Mesa SID No. 151), 8/1/2025	378,149
850,000	North Las Vegas, NV SID No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.10% (Aliante SID No. 60), 12/1/2022	848,513
	TOTAL	6,700,812
	New Jersey—2.0%
1,135,000	New Jersey EDA, Kapkowski Road Landfill Revenue Bonds, 6.50% (New Jersey Metromall Urban Renewal, Inc.)/(Original Issue Yield: 6.55%), 4/1/2018	1,255,719
1,550,000	New Jersey EDA, Revenue Bonds (Series 1997A), 5.875% (Host Marriott Corp.), 12/1/2027	1,550,356
1,500,000	New Jersey EDA, Special Facilities Revenue Bonds (Series 2003), 5.50% (Continental Airlines, Inc.), 6/1/2033	1,591,125
2,500,000	New Jersey EDA, Special Facility Revenue Bonds (Series 1999), 5.25% (Continental Airlines, Inc.), 9/15/2029	2,607,800
1,125,000	New Jersey EDA, Special Facility Revenue Bonds (Series 2000B), 5.625% (Continental Airlines, Inc.), 11/15/2030	1,210,556
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$1,000,000		New Jersey State EDA , Energy Facility Revenue Bonds (Series 2012A), 5.125% (UMM Energy Partners LLC)/(Original Issue Yield: 5.19%), 6/15/2043	$1,031,680
1,200,000		New Jersey State Transportation Trust Fund Authority, Transportation System Bonds (Series 2011A), 6.00% (New Jersey State), 6/15/2035	1,464,252
		TOTAL	10,711,488
		New Mexico—0.6%
2,125,000		Dona Ana County, NM, MFH Revenue Bonds (Series 2001A), 7.00% (Montana Meadows Apartments), 12/1/2030	2,126,679
1,000,000		New Mexico State Hospital Equipment Loan Council, Hospital Improvement and Refunding Revenue Bonds (Series 2012A), 5.50% (Gerald Champion Regional Medical Center)/(Original Issue Yield: 5.70%), 7/1/2042	922,520
		TOTAL	3,049,199
		New York—4.6%
1,495,000		Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2009), 6.375% (Original Issue Yield: 6.476%), 7/15/2043	1,690,815
1,285,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	1,481,708
2,000,000	[2,6]	Nassau County, NY IDA, Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2007A), 6.70% (Amsterdam at Harborside), 1/1/2043	1,425,020
1,000,000		New York City, NY IDA, Special Facilities Revenue Bonds (Series 2006), 5.125% (Jet Blue Airways Corp.)/(Original Issue Yield: 5.35%), 5/15/2030	1,000,050
1,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2002), 7.625% (British Airways)/(Original Issue Yield: 7.976%), 12/1/2032	1,508,025
5,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2005), 8.00% (American Airlines, Inc.)/(Original Issue Yield: 8.095%), 8/1/2028	6,075,905
1,120,000		Newburgh, NY, UT GO Bonds (Series 2012A), 5.25% (Original Issue Yield: 5.40%), 6/15/2029	1,163,434
1,185,000		Newburgh, NY, UT GO Bonds (Series 2012A), 5.50%, 6/15/2030	1,240,671
1,000,000		Niagara Area Development Corporation, NY, Solid Waste Disposal Facility Refunding Revenue Bonds (Series 2012A), 5.25% (Covanta Energy Corp.), 11/1/2042	1,022,030
1,000,000		Onondaga, NY Civic Development Corporation, Tax Exempt Revenue Bonds (Series 2014A), 5.125% (St. Joseph's Hospital Health Center)/(Original Issue Yield: 5.375%), 7/1/2031	1,043,180
2,500,000		Port Authority of New York and New Jersey, Special Project Bonds (Series 8), 6.00% (JFK International Air Terminal LLC)/(Original Issue Yield: 6.15%), 12/1/2042	2,889,250
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$4,700,000	TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 5.125% (Original Issue Yield: 5.35%), 6/1/2042	$3,732,975
	TOTAL	24,273,063
	North Carolina—0.8%
2,335,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009B), 5.00%, 1/1/2026	2,625,708
500,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds (Series 2005A), 5.65% (Pennybyrn at Maryfield)/(Original Issue Yield: 5.85%), 10/1/2025	504,855
1,000,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2011A), 7.75% (Whitestone Project)/(Original Issue Yield: 8.00%), 3/1/2041	1,120,500
	TOTAL	4,251,063
	Ohio—3.5%
2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District, Hospital Facilities Revenue Bonds (Series 2012), 5.00% (Akron General Health System), 1/1/2031	2,124,700
2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-2), 5.875% (Original Issue Yield: 5.95%), 6/1/2030	1,620,060
3,655,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	3,125,135
1,500,000	Hamilton County, OH, Healthcare Revenue Bonds (Series 2011A), 6.625% (Life Enriching Communities)/(Original Issue Yield: 6.75%), 1/1/2046	1,681,005
2,000,000	Muskingum County, OH, Hospital Facilities Revenue Bonds (Series 2013), 5.00% (Genesis Healthcare Corp.)/(Original Issue Yield: 5.08%), 2/15/2044	1,987,740
2,910,000	Ohio State Air Quality Development Authority, Revenue Bonds (Series 2009A), 5.70% (FirstEnergy Solutions Corp.), 8/1/2020	3,377,870
2,355,000	Ohio State Higher Educational Facility Commission, Hospital Facilities Revenue Bonds (Series 2010), 5.75% (Summa Health System)/(Original Issue Yield: 5.92%), 11/15/2040	2,589,888
1,500,000	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	1,084,020
96,748	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2012D), 10.82% (Apex Environmental LLC), 8/1/2034	74,213
750,000	Southeastern Ohio Port Authority, OH, Hospital Facilities Revenue Refunding & Improvement Bonds (Series 2012), 6.00% (Memorial Health System, OH)/(Original Issue Yield: 6.02%), 12/1/2042	770,040
	TOTAL	18,434,671
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Oklahoma—1.4%
$1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.00% (Concordia Life Care Community)/(Original Issue Yield: 6.15%), 11/15/2038	$1,006,260
1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.125% (Concordia Life Care Community), 11/15/2025	1,015,120
3,000,000		Tulsa, OK Airport Improvement Trust, Refunding Revenue Bonds (Series 2000B), 5.50% (American Airlines, Inc.), 6/1/2035	3,133,170
2,000,000		Tulsa, OK Industrial Authority, Senior Living Community Revenue Bonds (Series 2010A), 7.25% (Montereau, Inc.)/(Original Issue Yield: 7.50%), 11/1/2045	2,191,780
		TOTAL	7,346,330
		Oregon—0.2%
1,000,000	[3,4]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	996,040
		Pennsylvania—5.1%
1,120,000		Allegheny County, PA IDA, Charter School Revenue Bonds (Series 2004A), 7.50% (Propel Schools)/(Original Issue Yield: 7.75%), 12/15/2029	1,126,115
865,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	907,722
2,000,000		Allegheny County, PA IDA, Environmental Improvement Revenue Refunding Bonds (Series 2009), 6.875% (United States Steel Corp.), 5/1/2030	2,239,840
1,715,000		Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.75%, 3/1/2029	2,042,891
3,715,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2042	3,875,785
1,500,000		Chester County, PA IDA, Revenue Bonds (Series 2007A), 6.375% (Avon Grove Charter School )/(Original Issue Yield: 6.45%), 12/15/2037	1,568,505
2,000,000		Chester County, PA IDA, Revenue Bonds (Series 2012A), 5.375% (Collegium Charter School)/(Original Issue Yield: 5.50%), 10/15/2042	2,006,400
1,000,000		Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), 5.00% (Original Issue Yield: 5.05%), 12/1/2042	1,066,760
3,000,000		Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25% (Original Issue Yield: 5.35%), 7/15/2031	2,871,930
900,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/Morrisville), 7/1/2035	910,611
1,000,000		Philadelphia, PA Authority for Industrial Development, Revenue Bonds (Series 2010), 6.375% (Global Leadership Academy Charter School), 11/15/2040	1,076,690
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,205,000	Philadelphia, PA Authority for Industrial Development, Revenue Bonds (Series 2012), 6.625% (New Foundations Charter School), 12/15/2041	$1,309,438
1,665,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 2012A), 5.625% (Temple University Health System Obligated Group)/(Original Issue Yield: 5.875%), 7/1/2042	1,737,161
2,000,000	Philadelphia, PA, GO Bonds (Series 2011), 6.50%, 8/1/2041	2,333,480
1,500,000	Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), 5.25% (Original Issue Yield: 5.27%), 12/1/2036	1,640,685
560,000	Washington County, PA Redevelopment Authority, Redevelopment Bonds (Series 2006A), 5.45% (Victory Centre Project-Tanger Outlet Development ), 7/1/2035	570,377
	TOTAL	27,284,390
	Puerto Rico—2.1%
2,335,000	Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.000%,(Original Issue Yield: 8.727%), 07/01/2035	2,139,374
1,470,000	Commonwealth of Puerto Rico, Public Improvement Refunding UT GO Bonds (Series 2012A), 5.00%, 7/1/2020	1,202,004
3,000,000	Commonwealth of Puerto Rico, Public Improvement UT GO Bonds (Series 2003A), 5.00% (Original Issue Yield: 5.02%), 7/1/2033	2,272,500
4,000,000	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2010 XX), 5.25% (Original Issue Yield: 5.40%), 7/1/2040	2,194,760
2,500,000	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.00% (Original Issue Yield: 7.12%), 7/1/2043	1,371,525
2,500,000	Puerto Rico Public Building Authority, Government Facilities Revenue Refunding Bonds (Series 2012U), 5.25% (Commonwealth of Puerto Rico GTD)/(Original Issue Yield: 5.375%), 7/1/2042	1,824,975
	TOTAL	11,005,138
	Rhode Island—0.9%
4,000,000	Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2009A), 7.00% (Lifespan Obligated Group)/(Assured Guaranty Corp. INS), 5/15/2039	4,617,960
	South Carolina—0.9%
1,285,000	Lancaster County, SC, Assessment Revenue Bonds (Series 2006), 5.45% (Sun City Carolina Lakes Improvement District), 12/1/2037	1,294,213
800,000	Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.25% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.27%), 10/1/2026	797,408
750,000	Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.30% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.325%), 10/1/2035	746,190
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	South Carolina—continued
$2,000,000	South Carolina Jobs-EDA, Refunding & Improvement Revenue Bonds (Series 2009), 5.75% (Palmetto Health Alliance)/(Original Issue Yield: 5.90%), 8/1/2039	$2,175,380
	TOTAL	5,013,191
	South Dakota—0.2%
800,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.00%, 6/1/2025	898,288
	Tennessee—1.1%
1,000,000	Johnson City, TN Health & Education Facilities Board, Hospital Refunding Bonds (Series 2010A), 5.625% (Mountain States Health Alliance)/(Original Issue Yield: 5.90%), 7/1/2030	1,113,520
1,500,000	Johnson City, TN Health & Education Facilities Board, Hospital Revenue Bonds (Series 2010), 6.50% (Mountain States Health Alliance), 7/1/2038	1,731,420
2,725,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.25% (Goldman Sachs & Co. GTD), 9/1/2023	3,154,460
	TOTAL	5,999,400
	Texas—9.5%
1,000,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2006B), 5.75%, 1/1/2024	1,028,960
1,000,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2006B), 5.75%, 1/1/2034	1,013,420
755,000	Bexar County, Health Facilities Development Corp., Revenue Bonds (Series 2010), 6.20% (Army Retirement Residence Foundation), 7/1/2045	833,241
2,000,000	Cass County, TX IDC., Environmental Improvement Revenue Bonds (Series 2009A), 9.50% (International Paper Co.), 3/1/2033	2,476,920
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.00% (Original Issue Yield: 6.13%), 1/1/2041	1,133,680
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.25% (Original Issue Yield: 6.30%), 1/1/2046	1,147,720
2,000,000	Clifton Higher Education Finance Corporation, TX, 6.00% (Idea Public Schools ), 8/15/2043	2,324,900
750,000	Clifton Higher Education Finance Corporation, TX, Education Revenue Bonds (Series 2011), 5.75% (Idea Public Schools )/(Original Issue Yield: 6.00%), 8/15/2041	831,930
500,000	Clifton Higher Education Finance Corporation, TX, Education Revenue Bonds (Series 2012), 5.00% (Idea Public Schools ), 8/15/2042	535,205
4,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Improvement Bonds (Series 2014B), 5.00%, 11/1/2034	4,313,880
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$1,500,000	Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2014A), 5.25%, (Wise Regional Health System)/(Original Issue Yield: 5.30%), 09/01/2044	$1,548,315
2,000,000	Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.125% (Wise Regional Health System), 9/1/2014	2,000,760
515,000	Decatur, TX Hospital Authority, Revenue Bonds, 6.375% (Wise Regional Health System), 9/1/2042	589,134
2,775,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.25%, 10/1/2051	3,095,263
1,000,000	HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.75% (Legacy at Willow Bend), 11/1/2036	1,013,020
1,500,000	Houston, TX Airport System, Special Facilities Revenue & Refunding Bonds (Series 2011), 6.625% (Continental Airlines, Inc.)/(Original Issue Yield: 6.875%), 7/15/2038	1,682,895
500,000	Houston, TX Airport System, Special Facilities Revenue Refunding Bonds (Series 2014), 4.75% (United Airlines, Inc.)/(Original Issue Yield: 4.90%), 7/1/2024	523,800
1,000,000	Houston, TX Airport System, Special Facilities Revenue Refunding Bonds (Series 2014), 5.00% (United Airlines, Inc.)/(Original Issue Yield: 5.15%), 7/1/2029	1,022,090
1,000,000	Houston, TX Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 7/1/2032	1,087,710
535,000	Houston, TX Higher Education Finance Corp., Education Revenue Bonds (Series 2011A), 6.875% (Cosmos Foundation, Inc.), 5/15/2041	644,258
2,000,000	Kerrville, TX HFDC, Hospital Revenue Bonds, 5.375% (Sid Peterson Memorial Hospital), 8/15/2035	2,033,780
2,000,000	Lufkin, TX HFDC, Revenue Refunding and Improvement Bonds (Series 2009), 6.25% (Memorial Health System of East Texas)/(Original Issue Yield: 6.50%), 2/15/2037	2,226,180
1,000,000	Matagorda County, TX Navigation District No. 1, PCRBs (Series 2001A), 6.30% (AEP Texas Central Co.), 11/1/2029	1,151,150
1,500,000	North Texas Tollway Authority, Special Projects System Revenue Bonds (Series 2011), 6.00% (North Texas Toll Authority Special Projects System), 9/1/2041	1,836,540
2,000,000	Red River, TX HFDC, Retirement Facility Revenue Bonds (Series 2014A), 8.00% (MRC The Crossings), 11/15/2049	2,243,300
4,000,000	San Antonio, TX Electric & Gas System, Junior Lien Revenue Bonds (Series 2014), 5.00%, 2/1/2044	4,543,240
1,000,000	San Juan Higher Education Finance Authority, TX, Education Revenue Bonds (Series 2010A), 6.70% (Idea Public Schools ), 8/15/2040	1,165,550
200,000	Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, Series 2006A, 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2026	208,156
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,150,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, Series 2006A, 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	$1,184,120
2,000,000		Texas State Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds (Series 2010A), 6.20% (Cosmos Foundation, Inc. ), 2/15/2040	2,249,360
2,500,000		Travis County, TX HFDC., First Mortgage Revenue Refunding Bonds (Series 2012A), 7.125% (Longhorn Village)/(Original Issue Yield: 7.40%), 1/1/2046	2,704,275
		TOTAL	50,392,752
		Utah—0.7%
800,000	[3,4]	Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.55% (American Leadership Academy), 11/15/2026	802,232
1,750,000	[3,4]	Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.70% (American Leadership Academy), 11/15/2036	1,738,922
1,315,000	[3,4]	Utah State Charter School Finance Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Channing Hall), 7/15/2037	1,320,747
		TOTAL	3,861,901
		Virginia—2.4%
1,500,000		Chesterfield County, VA EDA, PCRBs (Series 2009A), 5.00% (Virginia Electric & Power Co.), 5/1/2023	1,674,885
1,000,000		Dulles Town Center Community Development Authority, VA, Special Assessment Refunding Bonds (Series 2012), 4.25% (Original Issue Yield: 4.28%), 3/1/2026	982,140
1,380,000		Mosaic District CDA, VA, Revenue Bonds (Series 2011A), 6.875% (Original Issue Yield: 6.93%), 3/1/2036	1,589,939
1,500,000		Peninsula Town Center CDA , VA, SO Bonds (Series 2007), 6.35%, 9/1/2028	1,626,750
1,000,000		Peninsula Town Center CDA , VA, SO Bonds (Series 2007), 6.45%, 9/1/2037	1,081,390
2,535,000		Route 460 Funding Corporation of Virginia, Toll Road Senior Lien Revenue Bonds (Series 2012), 5.00%, 7/1/2052	2,629,074
4,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), 5.00% (Original Issue Yield: 5.12%), 6/1/2047	2,861,653
		TOTAL	12,445,831
		Washington—1.4%
1,000,000		Port of Seattle, WA IDC, Special Facilities Revenue Refunding Bonds (Series 2012), 5.00% (Delta Air Lines, Inc.)/(Original Issue Yield: 5.31%), 4/1/2030	1,012,420
1,250,000		Tacoma, WA Consolidated Local Improvement District No. 65, Bonds, 5.75%, 4/1/2043	1,254,662
925,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2031	1,012,709
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—continued
$1,500,000	[3,4]	Washington State Health Care Facilities Authority, Revenue Bonds (Series 2007A), 6.25% (Virginia Mason Medical Center)/(Original Issue Yield: 6.375%), 8/15/2042	$1,586,895
2,500,000	[3,4]	Washington State Housing Finance Commission, Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.50% (Rockwood Retirement Communities), 1/1/2049	2,752,175
		TOTAL	7,618,861
		West Virginia—0.5%
640,000		Ohio County, WV County Commission, Special District Excise Tax Revenue Refunding & Improvement Bonds (Series 2006A), 5.625% (Fort Henry Economic Opportunity Development District), 3/1/2036	656,557
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2005A), 5.625% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	1,011,120
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2007A), 5.85% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	1,035,330
		TOTAL	2,703,007
		Wisconsin—1.2%
5,335,000		Wisconsin State General Fund Appropriation, Revenue Bonds (Series 2009A), 5.75% (Wisconsin State)/(Original Issue Yield: 5.950%), 5/1/2033	6,293,593
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $484,162,413)	503,612,904
		CORPORATE BONDS—0.1%
		Multi State—0.1%
4,000,000	[1,3]	Non-Profit Preferred Funding Trust I, Partnership, 9/15/2037 (IDENTIFIED COST $3,990,928)	452,600
		SHORT-TERM MUNICIPALS—4.2%[7]
		Florida—0.3%
1,800,000		St. Lucie County, FL PCRBs, (Series 2000) Daily VRDNs (Florida Power & Light Co.), 0.040%, 9/2/2014	1,800,000
		Louisiana—0.6%
3,350,000		Louisiana Public Facilities Authority, (Series 2007A) Daily VRDNs (Air Products & Chemicals, Inc.), 0.040%, 9/2/2014	3,350,000
		Michigan—0.4%
2,300,000		Michigan Higher Education Facilities Authority, (Series 2006) Weekly VRDNs (Albion College)/(JPMorgan Chase Bank, N.A. LOC), 0.040%, 9/4/2014	2,300,000
		New York—2.9%
1,750,000		New York City, NY TFA , (Fiscal 1998 Series C) Daily VRDNs, (Morgan Stanley Bank, N.A. LOC), 0.040%, 9/2/2014	1,750,000
Annual Shareholder Report

Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[7]
	New York—continued
$6,650,000	New York City, NY TFA , Future Tax Secured Subordinate Bonds (Series 2013C-4) Daily VRDNs (JPMorgan Chase Bank, N.A. LIQ), 0.040%, 9/2/2014	$6,650,000
3,000,000	New York City, NY, (Fiscal 1994 Series C) Daily VRDNs (JPMorgan Chase Bank, N.A. LOC), 0.040%, 9/2/2014	3,000,000
3,800,000	New York City, NY, (Series 2004H-1) Daily VRDNs (Bank of New York Mellon LOC), 0.040%, 9/2/2014	3,800,000
	TOTAL	15,200,000
	TOTAL SHORT-TERM MUNICIPALS—4.2% (AT AMORTIZED COST)	22,650,000
	TOTAL INVESTMENTS—99.3% (IDENTIFIED COST $510,803,341)[8]	526,715,504
	OTHER ASSETS AND LIABILITIES - NET—0.7%[9]	3,495,867
	TOTAL NET ASSETS—100%	$530,211,371
Securities that are subject to the federal alternative minimum tax (AMT) represent 12.1% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).
1	Non-income-producing security.
2	Security in default.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2014, these restricted securities amounted to $24,433,802, which represented 4.6% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At August 31, 2014, these liquid restricted securities amounted to $23,981,202, which represented 4.5% of total net assets.
5	Zero coupon bond.
6	Obligor has filed for bankruptcy protection.
7	Current rate and next reset date shown for Variable Rate Demand Notes.
8	The cost of investments for federal tax purposes amounts to $511,185,355.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2014.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2014, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AMBAC	—American Municipal Bond Assurance Corporation
CDA	—Community Development Authority
COL	—Collateralized
COPs	—Certificates of Participation
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EDFA	—Economic Development Finance Authority
EDRBs	—Economic Development Revenue Bonds
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
IDC	—Industrial Development Corporation
IDFA	—Industrial Development Finance Authority
IDRB	—Industrial Development Revenue Bond
INS	—Insured
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
MFH	—Multi-Family Housing
PCFA	—Pollution Control Finance Authority
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
Q-SBLF	—Qualified School Bond Loan Fund
SFM	—Single Family Mortgage
SID	—Special Improvement District
SO	—Special Obligation
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.11	$8.95	$8.21	$8.59	$7.76
Income From Investment Operations:
Net investment income	0.41	0.40	0.42	0.45	0.49
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.74	(0.84)	0.74	(0.36)	0.83
TOTAL FROM INVESTMENT OPERATIONS	1.15	(0.44)	1.16	0.09	1.32
Less Distributions:
Distributions from net investment income	(0.41)	(0.40)	(0.42)	(0.47)	(0.49)
Net Asset Value, End of Period	$8.85	$8.11	$8.95	$8.21	$8.59
Total Return[1]	14.54%	(5.17)%	14.58%	1.29%	17.42%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	0.85%	0.77%
Net investment income	4.84%	4.53%	4.88%	5.57%	5.93%
Expense waiver/reimbursement[2]	0.17%	0.15%	0.15%	0.22%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$224,298	$215,101	$239,911	$190,003	$229,217
Portfolio turnover	19%	17%	14%	28%	18%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.11	$8.95	$8.21	$8.59	$7.75
Income from Investment Operations:
Net investment income	0.36	0.36	0.36	0.41	0.44
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.71	(0.86)	0.74	(0.38)	0.82
TOTAL FROM INVESTMENT OPERATIONS	1.07	(0.50)	1.10	0.03	1.26
Less Distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.36)	(0.41)	(0.42)
Net Asset Value, End of Period	$8.84	$8.11	$8.95	$8.21	$8.59
Total Return[1]	13.56%	(5.88)%	13.72%	0.55%	16.69%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.64%	1.60%	1.53%
Net investment income	4.09%	3.76%	4.15%	4.82%	5.19%
Expense waiver/reimbursement[2]	0.17%	0.15%	0.15%	0.22%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,424	$15,620	$22,783	$24,122	$36,952
Portfolio turnover	19%	17%	14%	28%	18%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$8.11	$8.95	$8.21	$8.59	$7.75
Income from Investment Operations:
Net investment income	0.35	0.34	0.36	0.39	0.43
Net realized and unrealized gain (loss) on investments, futures contracts, and swap contracts	0.74	(0.84)	0.74	(0.36)	0.83
TOTAL FROM INVESTMENT OPERATIONS	1.09	(0.50)	1.10	0.03	1.26
Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.36)	(0.41)	(0.42)
Net Asset Value, End of Period	$8.85	$8.11	$8.95	$8.21	$8.59
Total Return[1]	13.69%	(5.88)%	13.72%	0.54%	16.69%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.64%	1.60%	1.53%
Net investment income	4.09%	3.78%	4.13%	4.82%	5.18%
Expense waiver/reimbursement[2]	0.17%	0.15%	0.15%	0.22%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,208	$53,002	$61,295	$46,925	$52,785
Portfolio turnover	19%	17%	14%	28%	18%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$8.11	$8.95	$8.21	$8.59	$7.76
Income from Investment Operations:
Net investment income	0.41	0.40	0.42	0.45	0.49
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.74	(0.84)	0.74	(0.36)	0.83
TOTAL FROM INVESTMENT OPERATIONS	1.15	(0.44)	1.16	0.09	1.32
Less Distributions:
Distributions from net investment income	(0.41)	(0.40)	(0.42)	(0.47)	(0.49)
Net Asset Value, End of Period	$8.85	$8.11	$8.95	$8.21	$8.59
Total Return[1]	14.54%	(5.17)%	14.58%	1.29%	17.42%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	0.85%	0.77%
Net investment income	4.84%	4.53%	4.89%	5.57%	5.93%
Expense waiver/reimbursement[2]	0.17%	0.15%	0.15%	0.22%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$187,704	$178,932	$203,396	$177,290	$200,948
Portfolio turnover	19%	17%	14%	28%	18%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 8/31/2014	Period Ended 8/31/2013[1]
Net Asset Value, Beginning of Period	$8.11	$8.88
Income from Investment Operations:
Net investment income	0.42	0.09
Net realized and unrealized gain (loss) on investments and futures contracts	0.74	(0.78)
TOTAL FROM INVESTMENT OPERATIONS	1.16	(0.69)
Less Distributions:
Distributions from net investment income	(0.43)	(0.08)
Net Asset Value, End of Period	$8.84	$8.11
Total Return[2]	14.71%	(7.83)%
Ratios to Average Net Assets:
Net expenses	0.64%	0.64%[3]
Net investment income	5.01%	6.05%[3]
Expense waiver/reimbursement[4]	0.16%	0.21%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$48,577	$2,426
Portfolio turnover	19%	17%[5]
1	Reflects operations for the period from June 11, 2013 (date of initial investment) to August 31, 2013.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
August 31, 2014
Assets:
Total investment in securities, at value (identified cost $510,803,341)		$526,715,504
Cash		45,232
Receivable for shares sold		12,283,828
Income receivable		7,437,404
Receivable for investments sold		1,610,688
TOTAL ASSETS		548,092,656
Liabilities:
Payable for investments purchased	$17,071,630
Payable for shares redeemed	557,747
Payable for other service fees (Notes 2 and 5)	98,522
Payable for distribution services fee (Note 5)	43,627
Payable for Directors'/Trustees' fees (Note 5)	110
Accrued expenses (Note 5)	109,649
TOTAL LIABILITIES		17,881,285
Net assets for 59,909,945 shares outstanding		$530,211,371
Net Assets Consists of:
Paid-in capital		$586,818,231
Net unrealized appreciation of investments		15,912,163
Accumulated net realized loss on investments		(73,043,706)
Undistributed net investment income		524,683
TOTAL NET ASSETS		$530,211,371
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($224,297,801 ÷ 25,338,915 shares outstanding), no par value, unlimited shares authorized	$8.85
Offering price per share (100/95.50 of $8.85)	$9.27
Redemption proceeds per share	$8.85
Class B Shares:
Net asset value per share ($13,423,639 ÷ 1,517,668 shares outstanding), no par value, unlimited shares authorized	$8.84
Offering price per share	$8.84
Redemption proceeds per share (94.50/100 of $8.84)	$8.35
Class C Shares:
Net asset value per share ($56,208,320 ÷ 6,354,234 shares outstanding), no par value, unlimited shares authorized	$8.85
Offering price per share	$8.85
Redemption proceeds per share (99.00/100 of $8.85)	$8.76
Class F Shares:
Net asset value per share ($187,704,435 ÷ 21,206,869 shares outstanding), no par value, unlimited shares authorized	$8.85
Offering price per share (100/99.00 of $8.85)	$8.94
Redemption proceeds per share (99.00/100 of $8.85)	$8.76
Institutional Shares:
Net asset value per share ($48,577,176 ÷ 5,492,259 shares outstanding), no par value, unlimited shares authorized	$8.84
Offering price per share	$8.84
Redemption proceeds per share	$8.84
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended August 31, 2014
Investment Income:
Interest		$27,280,889
Expenses:
Investment adviser fee (Note 5)	$2,856,315
Administrative fee (Note 5)	371,967
Custodian fees	30,258
Transfer agent fees	284,014
Directors'/Trustees' fees (Note 5)	4,375
Auditing fees	29,500
Legal fees	15,752
Distribution services fee (Note 5)	493,628
Other service fees (Notes 2 and 5)	1,161,595
Portfolio accounting fees	117,273
Share registration costs	80,343
Printing and postage	55,819
Miscellaneous (Note 5)	14,755
TOTAL EXPENSES	5,515,594
Waiver of investment adviser fee (Note 5)	(790,309)
Net expenses		4,725,285
Net investment income		22,555,604
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments		(4,251,749)
Net realized loss on futures contracts		(693,286)
Net change in unrealized depreciation of investments		46,156,433
Net change in unrealized appreciation of futures contracts		(28,102)
Net realized and unrealized gain on investments and futures contract		41,183,296
Change in net assets resulting from operations		$63,738,900
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended August 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,555,604	$23,818,891
Net realized loss on investments and futures contracts	(4,945,035)	(2,438,258)
Net change in unrealized appreciation/depreciation of investments and futures contracts	46,128,331	(48,089,777)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	63,738,900	(26,709,144)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,586,062)	(11,372,294)
Class B Shares	(568,676)	(791,649)
Class C Shares	(2,119,921)	(2,406,363)
Class F Shares	(8,681,990)	(9,299,876)
Institutional Shares	(456,285)	(187)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(22,412,934)	(23,870,369)
Share Transactions:
Proceeds from sale of shares	139,670,680	103,323,478
Net asset value of shares issued to shareholders in payment of distributions declared	19,624,185	20,623,079
Cost of shares redeemed	(135,491,803)	(135,670,001)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	23,803,062	(11,723,444)
Change in net assets	65,129,028	(62,302,957)
Net Assets:
Beginning of period	465,082,343	527,385,300
End of period (including undistributed net investment income of $524,683 and $520,111, respectively)	$530,211,371	$465,082,343
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
August 31, 2014
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of the Federated Municipal High Yield Advantage Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is generally exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
Annual Shareholder Report

NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees and other service fees unique to those classes.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$547,936
Class B Shares	34,698
Class C Shares	129,845
Class F Shares	449,116
TOTAL	$1,161,595
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a
Annual Shareholder Report

security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees if applicable, held at August 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Non-Profit Preferred Funding Trust I, Partnership, 9/15/2037	10/26/2006-2/16/2007	$3,989,000	$452,600
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
At August 31, 2014, the Fund had no outstanding futures contracts.
The average notional value of futures contracts held by the Fund throughout the period was $14,403,125, This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2014.
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(693,286)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(28,102)
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,812,836	$66,017,760	6,959,731	$62,555,415
Shares issued to shareholders in payment of distributions declared	1,111,463	9,346,914	1,111,256	9,885,188
Shares redeemed	(10,095,392)	(85,121,348)	(8,355,249)	(73,574,560)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,171,093)	$(9,756,674)	(284,262)	$(1,133,957)

Year Ended August 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	156,420	$1,333,126	270,193	$2,437,019
Shares issued to shareholders in payment of distributions declared	61,484	515,795	79,356	706,506
Shares redeemed	(626,713)	(5,247,689)	(969,325)	(8,553,078)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(408,809)	$(3,398,768)	(619,776)	$(5,409,553)

Year Ended August 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,177,559	$9,804,747	1,474,483	$13,261,170
Shares issued to shareholders in payment of distributions declared	224,734	1,888,324	235,625	2,095,408
Shares redeemed	(1,584,392)	(12,967,370)	(2,023,629)	(17,748,118)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(182,099)	$(1,274,299)	(313,521)	$(2,391,540)

Year Ended August 31	2014		2013
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,833,090	$15,356,390	2,514,553	$22,487,400
Shares issued to shareholders in payment of distributions declared	890,367	7,483,043	892,320	7,935,790
Shares redeemed	(3,570,676)	(29,720,893)	(4,070,464)	(35,651,626)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(847,219)	$(6,881,460)	(663,591)	$(5,228,436)
Annual Shareholder Report

	Year Ended 8/31/2014		Period Ended 8/31/2013[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,435,795	$47,158,657	316,724	$2,582,474
Shares issued to shareholders in payment of distributions declared	45,574	390,109	23	187
Shares redeemed	(288,293)	(2,434,503)	(17,564)	(142,619)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,193,076	$45,114,263	299,183	$2,440,042
NET CHANGE RESULTING FROM TOTAL FUND SHARES TRANSACTIONS	2,583,856	$23,803,062	(1,581,967)	$(11,723,444)
1	Reflects operations for the period from June 11, 2013 (date of initial investment) to August 31, 2013.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, open defaulted bonds, partnership adjustments and expiration of capital loss carryforwards.
For the year ended August 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,161,133)	$(138,098)	$1,299,231
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013, was as follows:
	2014	2013
Tax-exempt income	$22,375,104	$23,795,280
Ordinary income	$37,830	$75,089
As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$ 774,762
Undistributed ordinary income	$ 2,625
Net unrealized appreciation	$ 15,276,610
Capital loss carryforwards	$(72,660,857)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, open defaulted bonds and partnership adjustments.
Annual Shareholder Report

At August 31, 2014, the cost of investments for federal tax purposes was $511,185,355. The net unrealized appreciation of investments for federal tax purposes was $15,530,149. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $33,140,518 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,610,369.
At August 31, 2014, the Fund had a capital loss carryforward of $72,660,857 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$ 5,676,021	$24,357,069	$ 30,033,090
2017	$ 20,198,309	NA	$ 20,198,309
2018	$ 19,483,511	NA	$ 19,483,511
2019	$ 2,945,947	NA	$ 2,945,947
Capital loss carryforwards of $1,161,133 expired during the year ended August 31, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the Adviser voluntarily waived $790,309 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$104,093
Class C Shares	389,535
TOTAL	$493,628
Annual Shareholder Report

For the year ended August 31, 2014, FSC retained $104,297 of fees paid by the Fund. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2014, the Fund's Class A Shares and Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval by the Trustees.
Other Service Fees
For the year ended August 31, 2014, FSSC received $38,453 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2014, FSC retained $42,657 in sales charges from the sale of Class A Shares and $640 from sale of Class F Shares. FSC also retained $15,207, $26,163, $2,423 and $39,714 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Interfund Transactions
During the year ended August 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $131,565,000 and $134,350,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.89%, 1.64%, 1.64%, 0.89% and 0.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2014, were as follows:
Purchases	$ 96,891,942
Sales	$ 90,042,902
7. CONCENTRATION OF RISK
Although the Fund has a diversified portfolio, the Fund has 44.8% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher yield securities may be subject to a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly higher for the holders of high yielding securities because such securities are generally unsecured and often subordinated to other creditors of the issuer.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2014, 99.83% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated municipal High yield advantage FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal High Yield Advantage Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal High Yield Advantage Fund as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 24, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,065.70	$4.63
Class B Shares	$1,000	$1,061.70	$8.52
Class C Shares	$1,000	$1,062.90	$8.53
Class F Shares	$1,000	$1,065.70	$4.63
Institutional Shares	$1,000	$1,065.90	$3.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.72	$4.53
Class B Shares	$1,000	$1,016.94	$8.34
Class C Shares	$1,000	$1,016.94	$8.34
Class F Shares	$1,000	$1,020.72	$4.53
Institutional Shares	$1,000	$1,021.98	$3.26
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.89%
Class B Shares	1.64%
Class C Shares	1.64%
Class F Shares	0.89%
Institutional Shares	0.64%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 5 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Lee R. Cunningham II Birth Date: August 26, 1964 Vice President Officer since: June 2012 Portfolio Manager since: April 2009	Principal Occupations: Lee R. Cunningham II has been the Fund's Portfolio Manager since April 2009. He is Vice President of the Trust with respect to the Fund. He joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. He received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.
R. J. Gallo Birth Date: June 10, 1969 Vice President Officer since: June 2012 Portfolio Manager since: April 2010	Principal Occupations: R.J. Gallo, Senior Portfolio Manager and Head of the Municipal Bond Investment Group has been the Fund's Portfolio Manager since April 2010. He is Vice President of the Trust with respect to the Fund. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Senior Vice President of the Fund's Adviser in 2011. From 2005 to 2010 Mr. Gallo served as Vice President and from January 2002 through 2004 and as an Assistant Vice President of the Fund's Adviser. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation and a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Municipal High Yield Advantage Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in
Annual Shareholder Report

allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923864
CUSIP 313923856
CUSIP 313923849
CUSIP 313923831
CUSIP 313923815
G01091-01 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2014
Share Class	Ticker
A	MMIFX

Federated Michigan Intermediate Municipal Trust
Fund Established 1991

A Portfolio of Federated Municipal Securities Income Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2013 through August 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Michigan Intermediate Municipal Trust (the “Fund”), based on net asset value, for the 12-month reporting period ended August 31, 2014, was 7.60% for its Class A Shares. The 7.60% total return for the reporting period consisted of 3.10% of tax-exempt dividends and price appreciation of 4.50% in the net asset value of the shares.1 The total return of the S&P Municipal Bond Intermediate Index (the “Intermediate Index”),2 the Fund's broad based securities market index, was 8.58% during the same period. The total return of the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA),3 a peer group average for the Fund, was 7.66% during the same period. The Fund's and the MMSSIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Intermediate Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); (d) the credit quality of portfolio securities (which indicates the risk that the securities may default);6 and (e) security selection. These were the most significant factors affecting the Fund's performance relative to the Intermediate Index during the reporting period.
Market OVERVIEW
During the 12-month reporting period, 10-year Treasury yields increased from a low of 2.34% in August of 2013 to 3.03% in December of 2013 and then steadily declined to 2.42% at the end of the period. After an unusually weak GDP report in the first quarter of 2014 growth in economic activity rebounded and ongoing improvement in labor market conditions, with the unemployment rate declining, further supported expectations for continued moderate economic expansion. However, a range of labor market indicators suggested that there remained significant underutilization of labor resources. Financial conditions eased somewhat, although geopolitical risks such as the spillover from developments in the Middle East and Ukraine weighed on investor sentiment. Inflation had firmed in recent months and, as of the end of the reporting period, was expected to continue to move up toward the 2% objective of the Federal Reserve (the Fed) as resource slack diminishes and inflation expectations remain relatively stable. The Fed made a measured reduction in the pace of its asset purchases in the light of continued progress in labor market conditions. Financial market conditions were influenced over the reporting period by the Fed communications, which indicated somewhat better than expected
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economic releases and developments in emerging market economies. Additionally, financial conditions in the U.S. remained supportive of growth. During the 12-month reporting period, developments in Europe continued to be a focus for investors, as concerns persisted about the prospects for a durable solution to the European fiscal and financial difficulties, which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks.
The amount of municipal bonds being issued during the reporting period was muted, which created a favorable technical environment (supply/demand imbalance) within the tax-exempt municipal bond market. A significant driver of the muted issuance was that the amount of municipal bonds being refunded collapsed as interest rates rose over the reporting period. This reduced the amount of municipal bonds being issued and helped to provide support for municipal bond prices and as a result, absolute performance. Credit conditions in the municipal bond market generally remained stable, although a few issuers continued to experience substantial strain and for the first time in several years the rating agencies made more upgrades than downgrades to municipal debt. However, Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities were still areas of idiosyncratic risk for the market. Also, Illinois continued to be unable to come to political terms over a solution for Illinois' underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny. However, many state and local municipal entities took actions to control pension costs, and this issue continued to be watched.
During the 12-month reporting period, Detroit's bankruptcy continued to dominate the Michigan municipal market. The city has worked toward a rapid resolution, presenting its initial plan of adjustment in February and negotiating furiously with creditors prior to its September hearing in bankruptcy court. The city has been able to reach agreements with almost all of its creditor classes, raising optimism that it will be able to emerge from bankruptcy soon. The Fund held several issues secured by water and sewer revenues; debt service on these holdings remained current throughout the bankruptcy and were sold back to the city above par at the end of August as part of a tender offer. The Fund did not own any general obligations of the city.
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The state's financial condition remains strong, although recent positive trends are slowing down. As it has the last several years, the state approved its 2014-15 budget several months early. However, in June, 2014 Standard and Poor's revised the outlook on its AA rating from positive to stable, citing declining general fund revenues, slowing growth, and expected declines in the budget stabilization reserve fund. Moody's “AA” rating and positive outlook, and Fitch's “AA” rating and stable outlook were unchanged during the period.
Spreads on Michigan State general obligation bonds tightened by 8 to 18 basis points compared to the Thomson Municipal Market Data AAA Curve benchmark.
The Bond Buyer reported that issuance of Michigan municipal bonds for the twelve months ending August 31, 2014, was 42% higher than during the previous twelve months. This contrasted sharply with the national trend which saw a 13% decline in new issuance. Many local governments which had put borrowing on hold as a result of Detroit's financial difficulties found a more receptive market as the bankruptcy began to resolve itself.
DURATION
As determined at the end of the 12-month reporting period, the Fund's dollar-weighted average duration was 4.33 years. Duration management continued to be a significant component of the Fund's investment strategy. Throughout the 12-month reporting period the Fund's duration was consistently shorter than the duration of the Intermediate Index. Given that interest rates fell over the course of the period, the Fund's duration had a negative effect on the Fund's performance relative to the Intermediate Index.
SECTOR
During the 12-month reporting period, sector selection provided a positive contribution to total return relative to the Intermediate Index. The Fund was aided by overweight positions in a number of outperforming sectors: General Obligations, Hospitals, Higher Education, Transportation and Water & Sewer Bonds. Additionally, the Fund's underweight positions in underperforming sectors such as: Housing and Pre-Refunded Bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) also added to performance, relative to the Intermediate Index.
CREDIT QUALITY7
During the 12-month reporting period, the Fund, according to its strategy, maintained a high-quality portfolio, with over 90% of the portfolio rated in one of the three highest rating categories (“AAA,” “AA” and “A”). The Fund's overweight allocation to “AA”- and “A”-rated bonds (both of which
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outperformed the Intermediate Index) and its underweight position in “AAA”-rated bonds (which underperformed) all had a positive impact on the Fund's relative return. Overall, the Fund's credit allocation relative to the Intermediate Index resulted in positive excess return.
YIELD CURVE and MATURITY
During the 12-month reporting period, the bonds with longer maturity generally outperformed shorter-maturity bonds as rates fell and the yield curve flattened. The Fund's underweight position in bonds with ten or more years to maturity, which saw higher returns than shorter bonds, resulted in yield curve positioning that detracted from the Fund's performance, relative to the Intermediate Index.
SECURITY SELECTION
During the 12-month reporting period, security-specific factors included credit rating changes, calls and other idiosyncratic occurrences for individual bonds. These individual items had a positive effect on the Fund's performance versus the Intermediate Index. Additionally, since the Intermediate Index consists of national bonds while the Fund only included securities issued in Michigan, the Fund's return was influenced by conditions which were specific to the state.
1	Income may be subject to the federal alternative minimum tax for individuals or corporations (AMT).
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Intermediate Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” for the definition of, and more information about, the MMSSIFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect the Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Michigan Intermediate Municipal Trust (Class A Shares) (the “Fund”) from August 31, 2004 to August 31, 2014, compared to the S&P Municipal Bond Intermediate Index (Intermediate Index),2 and the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA).3 The Average Annual Total Return table below shows returns for Class A Shares averaged over the stated periods.
Growth of a $10,000 Investment — CLASS A SHARES
Growth of $10,000 as of August 31, 2014
■	Total returns shown include the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700).
Average Annual Total Returns for the Period Ended 8/31/2014
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.34%	3.85%	3.47%
Intermediate Index	8.58%	5.27%	4.83%
MMSSIFA	7.66%	3.97%	3.56%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The Intermediate Index and the MMSSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Intermediate Index consists of bonds in the S&P Municipal Bond Index (“Main Index”) with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date of the Main Index. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Intermediate Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The Intermediate Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
General Obligation—Local	31.2%
Hospital	18.1%
Water Sewer	16.1%
Transportation	9.2%
Special Tax	9.0%
Education	8.5%
Public Power	4.1%
General Obligation - State	3.3%
Electric & Gas	1.9%
Industrial Development Bond/Pollution Control Revenue	1.6%
Other[2]	1.0%
Other Assets and Liabilities—Net[3]	(4.0)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 103.0 % of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2014
Principal Amount			Value
		MUNICIPAL BONDS—103.0%
		Michigan—103.0%
$1,000,000		Anchor Bay, MI School District, Refunding UT GO Bonds (Series 2012), 5.00% (Q-SBLF GTD), 5/1/2020	$1,183,070
1,300,000		Ann Arbor, MI Public School District, School Building & Site UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2019	1,394,679
955,000		Ann Arbor, MI, Court and Police Facilities LT GO Capital Improvement Bonds, 4.75%, 5/1/2025	1,069,829
1,000,000		Avondale, MI School District, Refunding UT GO Bonds (Series 2009), 4.50% (Q-SBLF GTD)/(Assured Guaranty Corp. INS), 5/1/2018	1,119,740
1,000,000		Battle Creek, MI School District, School Building & Site UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2022	1,100,880
725,000		Berkley, MI School District, Refunding UT GO Bonds (Series 2009), 5.00% (Q-SBLF GTD)/(Assured Guaranty Corp. INS), 5/1/2019	839,797
1,690,000		Bishop, MI International Airport Authority, Refunding LT GO (Series 2010A), 4.50% (Assured Guaranty Municipal Corp. INS), 12/1/2023	1,827,515
1,000,000		Brandon School District, MI, UT GO School Building and Site Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2019	1,071,440
450,000		Byron Center, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2021	536,418
710,000		Caledonia, MI Community Schools, School Building & Site UT GO Bonds (Series 2014), 5.00% (Q-SBLF GTD), 5/1/2023	859,938
1,000,000		Central Michigan University Board of Trustees, General Revenue Refunding Bonds (Series 2009), 5.00%, 10/1/2023	1,110,790
1,000,000		Chippewa Valley, MI Schools, Refunding UT GO Bonds (Series 2013), 5.00% (Q-SBLF GTD), 5/1/2024	1,190,660
1,250,000		Coopersville, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2022	1,333,662
2,000,000		Dearborn, MI School District, UT GO School Building & Site Bonds (Series 2014A), 5.00% (Q-SBLF GTD), 5/1/2025	2,366,160
1,500,000	[1]	Detroit, MI Sewage Disposal System, Revenue Refunding Bonds, 5.50% (National Public Finance Guarantee Corporation INS), 7/1/2016	1,573,125
1,000,000	[1]	Detroit, MI Water Supply System, Revenue Bonds Series A, 5.00% (Assured Guaranty Municipal Corp. INS), 7/1/2015	1,005,000
1,000,000	[1]	Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2005-B), 5.50% (Berkshire Hathaway Assurance Corp. INS), 7/1/2020	1,092,370
2,000,000	[1]	Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2006A), 5.00% (Assured Guaranty Municipal Corp. INS), 7/1/2018	2,093,400
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,000,000	Detroit/Wayne County, MI Stadium Authority, Building Authority Stadium LT GO Refunding Bonds (Series 2012), 5.00% (Wayne County, MI)/(Assured Guaranty Municipal Corp. INS), 10/1/2021	$1,119,050
2,000,000	Dickinson County, MI EDC., Refunding PCRBs (Series 2004A), 4.80% (International Paper Co.), 11/1/2018	2,012,880
1,000,000	Eastern Michigan University Board of Regents, General Revenue Bonds (Series 2009C), 5.00% (Assured Guaranty Corp. INS), 2/15/2023	1,096,880
1,000,000	Ferris State University, MI, General Revenue Bonds (Series 2009), 5.00% (Assured Guaranty Corp. INS), 10/1/2020	1,143,240
1,000,000	Genesee, MI Water Supply System, Revenue Refunding Bonds (Series 2014), 5.00% (Build America Mutual Assurance INS), 11/1/2025	1,142,850
1,000,000	Grand Rapids, MI Sanitary Sewer System, Revenue Refunding Bonds (Series 2013), 5.00%, 1/1/2024	1,202,940
1,500,000	Holland, MI Electric Utility System, Revenue Bonds (Series 2014A), 4.00%, 7/1/2022	1,685,775
2,000,000	Holland, MI School District, UT GO Bonds, 5.00% (Holland, MI School District INS), 5/1/2025	2,432,980
2,000,000	Jackson County, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2006C), 5.00% (Allegiance Health)/(Assured Guaranty Corp. INS), 6/1/2026	2,213,180
2,130,000	Kalamazoo, MI Hospital Finance Authority, Hospital Revenue Bonds (Series 2006), 5.00% (Bronson Methodist Hospital)/(Assured Guaranty Municipal Corp. INS), 5/15/2019	2,464,793
1,000,000	Kalamazoo, MI Public Schools, Refunding Building & Site UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2018	1,075,410
1,000,000	Kalamazoo, MI Regional Educational Services Agency, UT GO School Building and Site Bonds, 5.00%, 5/1/2019	1,133,000
450,000	Kalamazoo, MI Water Revenue, Revenue Refunding Bonds, 5.00% (AMBAC INS), 9/1/2014	450,117
510,000	Kalamazoo, MI Water Revenue, Revenue Refunding Bonds, 5.00% (AMBAC INS), 9/1/2015	533,236
1,785,000	Kent County, MI Airport Revenue, LT GO Airport Revenue Bonds (Series 2007), 5.00% (Gerald R. Ford International Airport), 1/1/2021	1,953,540
1,345,000	Kent County, MI, Capital Improvement LT GO Bonds (Series 2004A), 5.00%, 12/1/2020	1,361,799
1,750,000	Kent County, MI, LT GO Bonds (Series 2009), 5.00%, 1/1/2025	1,997,625
1,500,000	Kent Hospital Finance Authority, MI, Revenue Refunding Bonds (Series 2011A), 5.00% (Spectrum Health), 11/15/2022	1,728,885
1,010,000	Lake Superior State University, MI, General Revenue Refunding Bonds (Series 2012), 4.00% (Assured Guaranty Municipal Corp. INS), 11/15/2020	1,105,011
1,900,000	Lansing, MI Board of Water & Light, Utility System Revenue Bonds (Series 2011A), 5.00%, 7/1/2024	2,218,953
Annual Shareholder Report
9

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,200,000	Marysville, MI Public School District, School Building & Site UT GO Bonds (Series 2007), 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2022	$1,321,056
400,000	Michigan Finance Authority, Hospital Revenue Bonds (Series 2012), 5.00% (Sparrow Obligated Group, MI), 11/15/2026	444,780
1,500,000	Michigan Finance Authority, Revenue Bonds (Series 2012B), 5.00% (Michigan Finance Authority Unemployment Obligation Assessment), 1/1/2021	1,756,335
1,000,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds (Series 2012), 5.00% (Clean Water Revolving Fund), 10/1/2025	1,189,700
1,525,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.00% (Clean Water Revolving Fund), 10/1/2017	1,726,269
1,000,000	Michigan Public Power Agency, Combustion Turbine No. 1 Project Revenue Refunding Bonds (Series 2011A), 5.00% (Assured Guaranty Municipal Corp. INS), 1/1/2022	1,145,050
500,000	Michigan State Building Authority, Facilities Program Revenue & Refunding Bonds (Series 2013 1-A), 5.00%, 10/15/2022	593,565
1,000,000	Michigan State Building Authority, Facilities Program Revenue Bonds (2009 Series II), 5.00% (Assured Guaranty Corp. INS), 10/15/2022	1,162,580
1,000,000	Michigan State Building Authority, Revenue Refunding Bonds (Series 2009I), 5.25% (Assured Guaranty Corp. INS), 10/15/2024	1,168,380
2,000,000	Michigan State Comprehensive Transportation Fund, Refunding Bonds (Series 2009), 5.25%, 5/15/2019	2,334,540
2,485,000	Michigan State Department of Transportation, Grant Anticipation Bonds, 5.25% (Assured Guaranty Municipal Corp. INS), 9/15/2021	2,805,018
1,500,000	Michigan State Finance Authority Revenue, Local Government Loan Program Revenue Bonds (Series 2014B), 5.00% (Public Lighting Authority ), 7/1/2022	1,707,030
1,000,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 C-5), 5.00% (Detroit, MI Sewage Disposal System)/(National Public Finance Guarantee Corporation INS), 7/1/2019	1,143,140
2,000,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series 2014 D-2), 5.00% (Detroit, MI Water Supply System)/(Assured Guaranty Municipal Corp. INS), 7/1/2025	2,244,260
2,500,000	Michigan State Finance Authority Revenue, Senior Lien Revenue Bonds (Series D-2), 5.00% (Detroit, MI Water Supply System)/(Assured Guaranty Municipal Corp. INS), 7/1/2024	2,847,725
1,970,000	Michigan State Financial Authority, Revenue Bonds (Series 2006A), 5.00% (Trinity Healthcare Credit Group), 12/1/2026	2,145,291
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2021	1,060,500
Annual Shareholder Report
10

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,275,000	Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2007A), 5.00% (Oakwood Obligated Group), 7/15/2018	$1,405,203
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2012A), 5.00% (Crittenton Hospital Medical Center), 6/1/2027	1,059,210
1,000,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2006A), 5.00% (MidMichigan Obligated Group), 4/15/2026	1,024,540
1,565,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2005C), 5.00% (McLaren Health Care Corp.), 8/1/2020	1,627,193
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 2010B), 5.00% (Ascension Health Alliance Senior Credit Group), 11/15/2024	2,278,200
500,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Series A), 5.00% (Henry Ford Health System, MI), 11/15/2025	523,600
1,000,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Series A), 5.00% (Oakwood Obligated Group), 7/15/2025	1,056,640
750,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2022	797,753
1,000,000	Michigan State Strategic Fund, LO Revenue Refunding Bonds, 7.00% (Detroit Edison Co.)/(AMBAC INS), 5/1/2021	1,249,380
1,000,000	Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC and National Public Finance Guarantee Corporation INS), 11/1/2014	1,008,510
2,600,000	Michigan State Trunk Line, Revenue Refunding Bonds (Series 2009), 5.00%, 11/1/2020	3,045,016
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.00%, 11/15/2022	595,910
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.00%, 11/15/2023	591,780
1,000,000	Michigan State Trunk Line, State Trunk Line Refunding Bonds (Series 2014), 5.00%, 11/15/2018	1,165,890
1,000,000	Michigan Strategic Fund, LT Obligation Revenue Bonds (Series 2011), 5.25% (Michigan State), 10/15/2022	1,157,360
1,000,000	Michigan Strategic Fund, Ltd Obligation Refunding Revenue Bonds (Series 2008ET-2), 5.50% TOBs (Detroit Edison Co.), Mandatory Tender 8/1/2016	1,078,370
1,000,000	Michigan Technological University Board of Control, General Revenue & Revenue Refunding Bonds (Series 2008), 5.25% (United States Treasury COL), 10/1/2018	1,173,790
500,000	Northview Michigan Public School District, Refunding UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2019	565,935
1,000,000	Novi, MI Community School District, School Building & Site UT GO Bonds (Series 2014I), 5.00%, 5/1/2024	1,216,790
1,000,000	Oakland County, MI EDC, Revenue Refunding Bonds, 4.00% (Cranbrook Educational Community), 11/1/2021	1,047,410
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,855,000	Orchard View, MI Schools, UT GO Bonds, 4.00% (Q-SBLF GTD)/(Assured Guaranty Municipal Corp. INS), 5/1/2022	$2,035,399
525,000	Ovid Elsie, MI Area Schools, UT GO Refunding Bonds, 4.00% (Q-SBLF GTD)/(Assured Guaranty Municipal Corp. INS), 5/1/2015	537,348
1,425,000	Rockford, MI Public Schools, School Building & Site UT GO Bonds (Series 2014), 5.00% (Q-SBLF GTD), 5/1/2025	1,698,329
1,130,000	Romulus, MI Tax Increment Finance Authority, Recreation Center LT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 11/1/2022	1,218,219
1,100,000	Roseville, MI Community Schools, School Building & Site Refunding UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 5/1/2021	1,175,911
2,000,000	Royal Oak, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2014D), 5.00% (William Beaumont Hospital, MI), 9/1/2023	2,387,880
1,670,000	Saginaw County, MI Water Supply System, Revenue Bonds (Series 2011A), 4.75% (Assured Guaranty Municipal Corp. INS), 7/1/2025	1,854,201
430,000	Troy, MI School District, UT GO School Building & Site Bonds (Series 2014), 5.00% (Q-SBLF GTD), 5/1/2023	520,807
1,000,000	University of Michigan Regents, General Revenue Bonds (Series 2010C), 4.00%, 4/1/2022	1,114,510
250,000	University of Michigan Regents, General Revenue Bonds (Series 2014A), 5.00%, 4/1/2024	314,583
500,000	Utica, MI Community Schools, School Building and Site Refunding UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2017	558,045
2,000,000	Wayne County, MI Airport Authority, Airport Revenue Refunding Bonds (Series 2010C), 5.00%, 12/1/2021	2,235,460
2,000,000	Wayne County, MI Airport Authority, Airport Revenue Refunding Bonds (Series 2011A-B), 5.00%, 12/1/2021	2,317,340
1,400,000	Wayne County, MI Airport Authority, Junior Lien Revenue Bonds, 5.00% (National Re Holdings Corp. INS), 12/1/2023	1,524,768
1,000,000	Wayne State University, MI, General Revenue Refunding Bonds (Series 2008), 5.00% (Assured Guaranty Municipal Corp. INS), 11/15/2019	1,148,320
1,000,000	Western Michigan University, General Revenue Refunding Bonds (Series 2009), 5.25% (Assured Guaranty Corp. INS), 11/15/2019	1,160,300
500,000	Western Townships MI, Utilities Authority, Sewage Disposal System Refunding LT GO Bonds (Series 2012), 5.00%, 1/1/2023	600,210
1,000,000	Ypsilanti, MI School District, UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 5/1/2023	1,100,880
	TOTAL	126,806,826
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $119,604,820)	126,806,826
Annual Shareholder Report
12

Principal Amount		Value
	SHORT-TERM MUNICIPAL—1.0%[2]
	Michigan—1.0%
$1,150,000	Michigan Higher Education Facilities Authority, (Series 2006) Weekly VRDNs (Albion College)/(JPMorgan Chase Bank, N.A. LOC), 0.040%, 9/4/2014 (AT AMORTIZED COST)	$1,150,000
	TOTAL MUNICIPAL INVESTMENTS—104.0% (IDENTIFIED COST $120,754,820)[3]	127,956,826
	OTHER ASSETS AND LIABILITIES - NET—(4.0)%[4]	(4,873,437)
	TOTAL NET ASSETS—100%	$123,083,389
Securities that are subject to the federal alternative minimum tax (AMT) represent 1.9% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).
1	The obligor filed for bankruptcy.
2	Current rate and next reset date shown for Variable Rate Demand Notes.
3	The cost of investments for federal tax purposes amounts to $120,752,469.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2014, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report
13

The following acronyms are used throughout this portfolio:
AMBAC	—American Municipal Bond Assurance Corporation
COL	—Collateralized
EDC	—Economic Development Corporation
FGIC	—Financial Guaranty Insurance Company
GO	—General Obligation
GTD	—Guaranteed
INS	—Insured
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PCRBs	—Pollution Control Revenue Bonds
Q-SBLF	—Qualified School Bond Loan Fund
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.90	$11.59	$11.17	$11.27	$10.80
Income From Investment Operations:
Net investment income	0.33	0.34	0.36	0.39	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.67)	0.42	(0.10)	0.47
TOTAL FROM INVESTMENT OPERATIONS	0.82	(0.33)	0.78	0.29	0.87
Less Distributions:
Distributions from net investment income	(0.33)	(0.33)	(0.36)	(0.39)	(0.40)
Distributions from net realized gain on investments	—	(0.03)	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.36)	(0.36)	(0.39)	(0.40)
Net Asset Value, End of Period	$11.39	$10.90	$11.59	$11.17	$11.27
Total Return[1]	7.60%	(2.89)%	7.11%	2.74%	8.25%
Ratios to Average Net Assets:
Net expenses	0.73%	0.63%	0.62%	0.54%	0.54%
Net investment income	2.94%	2.95%	3.16%	3.60%	3.66%
Expense waiver/reimbursement[2]	0.20%	0.26%	0.35%	0.38%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$123,083	$121,759	$131,357	$124,626	$160,614
Portfolio turnover	19%	8%	13%	16%	21%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
August 31, 2014
Assets:
Total investment in securities, at value (identified cost $120,754,820)		$127,956,826
Cash		21,521
Income receivable		1,508,697
Receivable for shares sold		447,804
TOTAL ASSETS		129,934,848
Liabilities:
Payable for investments purchased	$6,181,115
Payable for shares redeemed	497,905
Income distribution payable	103,075
Payable for other service fees (Note 2)	25,448
Accrued expenses (Note 5)	43,916
TOTAL LIABILITIES		6,851,459
Net assets for 10,809,633 shares outstanding		$123,083,389
Net Assets Consists of:
Paid-in capital		$116,127,389
Net unrealized appreciation of investments		7,202,006
Accumulated net realized loss on investments		(249,581)
Undistributed net investment income		3,575
TOTAL NET ASSETS		$123,083,389
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($123,083,389 ÷ 10,809,633 shares outstanding), no par value, unlimited shares authorized		$11.39
Offering price per share (100/97.00 of 11.39)		$11.74
Redemption proceeds per share		$11.39
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended August 31, 2014
Investment Income:
Interest		$4,278,814
Expenses:
Investment adviser fee (Note 5)	$465,357
Administrative fee (Note 5)	90,902
Custodian fees	10,270
Transfer agent fees	53,023
Directors'/Trustees' fees (Note 5)	1,790
Auditing fees	25,500
Legal fees	15,315
Other service fees (Notes 2 and 5)	286,026
Portfolio accounting fees	90,433
Share registration costs	25,939
Printing and postage	20,275
Miscellaneous (Note 5)	6,108
TOTAL EXPENSES	1,090,938
Waiver of investment adviser fee (Note 5)	(236,751)
Net expenses		854,187
Net investment income		3,424,627
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(196,442)
Net change in unrealized appreciation of investments		5,296,325
Net realized and unrealized gain on investments		5,099,883
Change in net assets resulting from operations		$8,524,510
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended August 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,424,627	$3,909,334
Net realized loss on investments	(196,442)	(107,004)
Net change in unrealized appreciation/depreciation of investments	5,296,325	(7,596,863)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,524,510	(3,794,533)
Distributions to Shareholders:
Distributions from net investment income	(3,415,561)	(3,840,570)
Distributions from net realized gain on investments	—	(399,669)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,415,561)	(4,240,239)
Share Transactions:
Proceeds from sale of shares	25,994,779	24,425,523
Net asset value of shares issued to shareholders in payment of distributions declared	2,116,109	2,507,513
Cost of shares redeemed	(31,895,430)	(28,496,230)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,784,542)	(1,563,194)
Change in net assets	1,324,407	(9,597,966)
Net Assets:
Beginning of period	121,758,982	131,356,948
End of period (including undistributed net investment income of $3,575 and $2,688, respectively)	$123,083,389	$121,758,982
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
August 31, 2014
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from
Annual Shareholder Report
19

more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
Annual Shareholder Report
20

Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended August 31	2014	2013
Shares sold	2,321,428	2,120,302
Shares issued to shareholders in payment of distributions declared	189,307	218,492
Shares redeemed	(2,872,096)	(2,505,982)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(361,361)	(167,188)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.
For the year ended August 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(8,179)	$8,179
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Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013, was as follows:
	2014	2013
Tax-exempt income	$3,415,561	$3,840,570
Long-term capital gain	$—	$399,669
As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$3,575
Net unrealized appreciation	$7,204,357
Capital loss carryforward	$(251,932)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales and discount accretion/premium amortization on debt securities.
At August 31, 2014, the cost of investments for federal tax purposes was $120,752,469. The net unrealized appreciation of investments for federal tax purposes was $7,204,357. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,231,773 and net unrealized depreciation from investments for those securities having an excess of cost over value of $27,416.
At August 31, 2014, the Fund had a net capital loss carryforward of $251,932 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$251,932	—	$251,932
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the Adviser waived $236,751 of its fee.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Other Service Fees
For the year ended August 31, 2014, FSSC received $2,006 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Interfund Transactions
During the year ended August 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $31,800,000 and $30,750,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2014, were as follows:
Purchases	$24,706,443
Sales	$22,398,577
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2014, 52.9% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported by (backed) by a letter of credit from any one institution or agency, Assured Guaranty Municipal Corporation, was 25.9% of total investments.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2014, 100% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated Michigan intermediate municipal Trust:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Michigan Intermediate Municipal Trust (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Michigan Intermediate Municipal Trust as of August 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 24, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period[1]
Actual	$1,000	$1,032.50	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.42	$3.82
1	Expenses are equal to the Fund's annualized net expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: July 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Lee R. Cunningham II Birth Date: August 26, 1964 Vice President Officer since: June 2012 Portfolio Manager since: May 1998	Principal Occupations: Lee R. Cunningham II has been the Fund's Portfolio Manager since May 1998. He is Vice President of the Trust with respect to the Fund. He joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. He received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Michigan Intermediate Municipal Trust (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923302
G01106-03 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2014
Share Class	Ticker
A	NYIFX
B	NYIBX

Federated New York Municipal Income Fund
Fund Established 1992

A Portfolio of Federated Municipal Securities Income Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2013 through August 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of New York Municipal Income Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended August 31, 2014, was 9.46% for the Fund's Class A Shares and 8.65% for the Fund's Class B Shares. The 9.46% total return of the Class A Shares for the reporting period consisted of 3.48% of tax-exempt dividends and reinvestments and price appreciation of 5.98% in the net asset value of the shares.1 The total return for the S&P Municipal Bond New York Index (the “NY Index”),2 the Fund's broad-based securities market index, was 10.08% during the same period. The total return of the Morningstar Muni New York Long Funds Average (MMNYLFA),3 a peer group for the Fund, was 11.15% during the same period. The Fund's and MMNYLFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the NY Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the NY Index were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit rating of portfolio securities.6
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the 12-month reporting period, 10-year Treasury yields increased from a low of 2.34% in August of 2013 to 3.03% in December of 2013 and then steadily declined to 2.42% at the end of the period. After an unusually weak GDP report in the first quarter of 2014, growth in economic activity rebounded and ongoing improvement in labor market conditions, with the unemployment rate declining, further supported expectations for continued moderate economic expansion. However, a range of labor market indicators suggested that there remained significant underutilization of labor resources. Financial conditions eased somewhat, although geopolitical risks such as the spillover from developments in the Middle East and Ukraine weighed on investor sentiment. Inflation had firmed in recent months and, as of the end of the reporting period, was expected to continue to move up toward the 2% objective of the Federal Reserve (the “Fed”) as resource slack diminishes and inflation expectations remain relatively stable. The Fed made a measured reduction in the pace of its asset purchases in the light of continued progress in labor market conditions. Financial market conditions were influenced over the reporting period by Fed communications, which indicated somewhat better than expected economic releases and developments in emerging market economies. Additionally, financial conditions in the U.S. remained supportive of growth. During the 12-month
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reporting period, developments in Europe continued to be a focus for investors, as concerns persisted about the prospects for a durable solution to the European fiscal and financial difficulties, which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks.
The amount of municipal bonds being issued during the reporting period was muted, which created a favorable technical environment (supply/demand imbalance) within the tax-exempt municipal bond market. A significant driver of the muted issuance was that the amount of municipal bonds being refunded collapsed as interest rates rose over the reporting period. This reduced the amount of municipal bonds being issued and helped to provide support for municipal bond prices and as a result, absolute performance. Credit conditions in the municipal bond market generally remained stable, although a few issuers continued to experience substantial strain and for the first time in several years the rating agencies made more upgrades than downgrades to municipal debt. However, Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities were still areas of idiosyncratic risk for the market. Also, Illinois continued to be unable to come to political terms over a solution for Illinois' underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny. However, many state and local municipal entities took actions to control pension costs, and this issue continued to be watched.
New York maintained a mature and wealthy state economy that has historically attracted a highly educated and global work force. The state continued to have a long track record of closing budget gaps and maintaining structural balance. The state treasury accumulated a rainy day reserve fund over 10 years that provides cash flow flexibility. The state pension system was well-funded compared to other states, and the unfunded liability was modest. Fund management believed that recent pension reforms for new employees should help control pension liabilities going forward. Improvements in the state's political process were reflected by timely budgets, balanced budgets and strong spending controls. The state depended upon the financial services sector and income taxes for a large part of its revenue which has a history of volatility. The state had a high debt position which was the second highest of the states. However, the state economy recovered and surpassed its pre-recession employment peak.
DURATION
As determined at the end of the 12-month reporting period, the Fund's dollar- weighted average duration for the reporting period was 4.61 years. Duration management continued to be a significant component of the Fund's investment
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strategy. The Fund's duration was maintained short of the NY Index during the reporting period. Tax-exempt municipal bond yields decreased significantly during the second half of the reporting period and decreased more for bonds with longer maturities as the yield curve significantly flattened during the reporting period. Bonds with a longer duration outperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's allocation to bonds with shorter durations and lesser allocation to bonds in the 6- to 8-year duration range than those included in the NY Index, the Fund had negative performance relative to the NY Index. The Fund utilized 10-year Treasury futures contracts to adjust duration which provided negative excess return over the reporting period.
SeCTOR
During the 12-month reporting period, the Fund's sector allocations negatively affected Fund performance. The Fund maintained an overweight allocation to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The overweight exposure to Pre-Refunded Bonds negatively affected Fund performance due to lower price volatility exhibited by Pre-Refunded Bonds as compared to other sectors. The Fund's holdings of Puerto Rico Electric Power Authority debt over the reporting period had a negative impact on performance as the island's debt declined in price as their economy and financial position deteriorated. The Fund's underweight relative to the NY Index in Local General Obligation Debt added excess return due to the under-performance of this sector. The Fund also generated positive excess return due to its overweight in outperforming sectors such as Industrial Development Debt, Pollution Control Bonds and Tobacco Settlement Debt, relative to the NY Index.
credit QUALITY7
As the 12-month reporting period proceeded, headline risk concerning municipal credit quality stabilized and municipal bond fund inflows increased significantly into the second half of 2014. This resulted in underperformance of bonds rated “AAA” and “AA” (or unrated bonds of comparable quality) relative to bonds rated in the lower rating categories (or unrated bonds of comparable quality) and bonds in the noninvestment-grade category, below “BBB.” With the stabilization and eventual decline in credit spreads during the reporting period, and the tightening of credit spreads to a lesser extent for “AAA” and “AA” rated (or unrated comparable quality) debt, the Fund's underweight position, relative to the NY Index, in “AAA” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. Also, the Fund's exposure to bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the
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higher rating categories added positive excess return as these securities experienced spread tightening versus higher quality debt over the reporting period.
1	Income may be subject to the federal alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the NY Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMNYLFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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4

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated New York Municipal Income Fund (the “Fund”) from August 31, 2004 to August 31, 2014, compared to the S&P Municipal Bond New York Index (NY Index),2 S&P Municipal Bond NY, Investment Grade, 3-Year Plus Sub-Index (NYIG Index)3 and the Morningstar Muni New York Long Funds Average (MMNYLFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of A $10,000 Investment - Class A Shares
Growth of $10,000 as of August 31, 2014
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550)

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 8/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.58%	4.12%	3.26%
Class B Shares	3.15%	3.96%	3.10%
NY Index	10.08%	5.29%	4.78%
NYIG Index	11.32%	5.68%	5.05%
MMNYLFA	11.15%	5.21%	4.05%

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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NY Index, NYIG Index MMNYFCA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The NY Index consists of bonds in the S&P Municipal Bond New York Index (“Main Index”) that have been issued by the state of New York or local governments or state or local government entities within New York. The Main Index is a broad, comprehensive, market value-weighted index comprised of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or agency where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The NY Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The NY Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The NYIG Index represents the portion of the NY Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years that are not subject to AMT. The NYIG Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The NYIG Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Education	15.1%
Transportation	15.1%
Special Tax	14.9%
General Obligation—Local	13.7%
General Obligation—State	7.4%
Hospital	7.4%
Water and Sewer	6.6%
Industrial Development Bond/Pollution Control	6.2%
Resource Recovery	3.8%
Single Family Housing	1.7%
Other[2]	9.1%
Other Assets and Liabilities—Net[3]	(1.0)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 91.9% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2014
Principal Amount		Value
	MUNICIPAL BONDS—95.0%
	New York—94.6%
$1,000,000	Babylon, NY IDA, Resource Recovery Bonds (Series 2009A), 5.00% (Covanta Babylon, Inc.), 1/1/2019	$1,151,930
250,000	Battery Park, NY City Authority, Senior Revenue Bonds (Series 2013A), 5.00%, 11/1/2025	305,672
480,000	Brooklyn Arena Local Development Corporation, NY, Pilot Revenue Bonds (Series 2009), 6.375% (Original Issue Yield: 6.476%), 7/15/2043	542,870
250,000	Cattaraugus County, NY Capital Resource Corp., Revenue Bonds, 5.00% (St. Bonaventure University), 5/1/2044	263,513
300,000	Dutchess County, NY Local Development Corporation, Revenue Bonds (Series 2014A), 5.00% (Health Quest Systems, Inc. Obligated Group), 7/1/2034	330,603
200,000	Hempstead, NY Local Development Corporation, Revenue Refunding Bonds (Series 2014), 5.00% (Adelphi University), 10/1/2034	226,766
215,000	Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	247,912
500,000	Livingston County, NY IDA, Civic Facility Revenue Bonds (Series 2005), 6.00% (Nicholas H. Noyes Memorial Hospital Civic Facility), 7/1/2030	500,355
500,000	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Bonds (Series 2009B), 5.00% (MTA Dedicated Tax Fund)/(Original Issue Yield: 5.10%), 11/15/2034	565,795
250,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 1998A), 5.00% (MTA Dedicated Tax Fund)/(United States Treasury PRF 10/1/2015@100)/(Original Issue Yield: 5.22%), 4/1/2023	263,200
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2006A), 5.00% (MTA Transportation Revenue), 11/15/2035	536,025
500,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2012E), 5.00% (MTA Transportation Revenue), 11/15/2025	594,350
475,000	Monroe County, NY IDC, Revenue Bonds (Series 2011A), 5.00% (University of Rochester, NY), 7/1/2041	520,704
500,000	Nassau County, NY IDA, IDRBs (Series 2003A), 5.25% (Keyspan-Glenwood Energy Center LLC)/(KeySpan Corp. GTD), 6/1/2027	501,910
300,000	Nassau County, NY Local Economic Assistance Corporation, Revenue Bonds (Series 2014), 5.00% (Catholic Health Services of Long Island Obligated Group), 7/1/2033	330,603
100,000	Nassau County, NY Local Economic Assistance Corporation, Revenue Bonds (Series 2014), 5.00% (Catholic Health Services of Long Island Obligated Group), 7/1/2034	109,511
500,000	New York City Liberty Development Corp., Revenue Bonds (Series 2005), 5.25% (Goldman Sachs Group, Inc.), 10/1/2035	598,020
Annual Shareholder Report
8

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$500,000	New York City Trust For Cultural Resources, Refunding Revenue Bonds (Series 2008A), 5.00% (Museum of Modern Art), 4/1/2028	$567,390
500,000	New York City Trust For Cultural Resources, Refunding Revenue Bonds (Series 2008A), 5.00% (Museum of Modern Art), 4/1/2031	561,375
500,000	New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	500,010
300,000	New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	317,244
500,000	New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 2009AA), 5.00%, 6/15/2022	576,920
455,000	New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2011C), 5.50%, 11/1/2035	531,372
500,000	New York City, NY, UT GO Bonds (Series 2009E-1), 6.25% (Original Issue Yield: 6.40%), 10/15/2028	595,440
400,000	New York City, NY, UT GO Bonds (Series 2012B), 5.00%, 8/1/2027	469,656
500,000	New York Liberty Development Corporation, Liberty Revenue Bonds (Series 2011), 5.75% (4 World Trade Center), 11/15/2051	579,055
400,000	New York Liberty Development Corporation, Revenue Refunding Bonds (Series 2012 Class 3), 5.00% (7 World Trade Center LLC), 3/15/2044	436,152
500,000	New York State Dormitory Authority, General Purpose Revenue Bonds (Series 2011C), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2026	587,290
500,000	New York State Dormitory Authority, Lease Revenue Bonds (Series 2006A), 5.00% (State University of New York Dormitory Facilities)/(National Public Finance Guarantee Corporation INS), 7/1/2031	531,240
500,000	New York State Dormitory Authority, Revenue Bonds (Series 1998), 5.50% (Memorial Sloan-Kettering Cancer Center)/(National Public Finance Guarantee Corporation INS), 7/1/2023	617,615
520,000	New York State Dormitory Authority, Revenue Bonds (Series 2008C), 5.00% (New York State Personal Income Tax Revenue Bond Fund), 3/15/2026	587,387
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2009C), 5.00% (School District Financing Program)/(Assured Guaranty Corp. INS), 10/1/2023	569,865
500,000	New York State Dormitory Authority, Revenue Bonds (Series 2010A), 5.00% (Cornell University), 7/1/2035	572,180
350,000	New York State Dormitory Authority, Revenue Bonds (Series 2012), 5.00% (Miriam Osborn Memorial Home Association), 7/1/2042	369,656
400,000	New York State Dormitory Authority, Revenue Bonds (Series 2012), 5.00% (Rochester, NY Institute of Technology), 7/1/2038	441,380
100,000	New York State Dormitory Authority, Revenue Bonds (Series 2012A), 5.00% (Catholic Health System Obligated Group), 7/1/2032	106,045
Annual Shareholder Report
9

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$500,000	New York State Dormitory Authority, Revenue Bonds (Series 2012A), 5.00% (St. John's University), 7/1/2026	$576,930
250,000	New York State Dormitory Authority, Revenue Bonds (Series 2012B), 5.00% (St. John's University), 7/1/2030	281,525
200,000	New York State Dormitory Authority, Revenue Bonds (Series 2013A), 5.00% (New York University), 7/1/2037	226,530
400,000	New York State Dormitory Authority, Revenue Bonds (Series 2014), 5.00% (Fordham University), 7/1/2030	457,440
150,000	New York State Dormitory Authority, Revenue Bonds (Series A), 5.625% (City University of New York)/(Original Issue Yield: 5.95%), 7/1/2016	159,125
300,000	New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2008A), 5.00%, 6/15/2029	338,583
500,000	New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2009A), 5.00%, 6/15/2034	565,925
500,000	New York State Local Government Assistance Corp., Senior Lien Revenue Refunding Bonds (Series 2008 A-5/6), 5.00%, 4/1/2020	584,830
500,000	New York State Local Government Assistance Corp., Subordinate Lien Refunding Revenue Bonds (Series 2010A), 5.00%, 4/1/2023	593,185
500,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (Series 183 AMT), 3.75%, 10/1/2023	529,630
220,000	New York State Thruway Authority, General Revenue Bonds (Series 2012I), 5.00% (New York State Thruway Authority–General Revenue ), 1/1/2028	251,273
500,000	New York State Thruway Authority, General Revenue Bonds (Series 2014J), 5.00% (New York State Thruway Authority–General Revenue ), 1/1/2027	592,085
250,000	New York State Urban Development Corp., Revenue Refunding Bonds (Series 1995), 5.70% (New York State)/(Original Issue Yield: 5.94%), 4/1/2020	288,608
500,000	New York State Urban Development Corp., Service Contract Revenue Refunding Bonds (Series 2008C), 5.00% (New York State), 1/1/2027	560,345
500,000	New York State, UT GO Bonds (Series 2009A), 5.00% (Original Issue Yield: 5.24%), 2/15/2039	562,915
500,000	New York State, UT GO Bonds (Series 2011A), 5.00%, 2/15/2020	597,525
335,000	Niagara Area Development Corporation, NY, Solid Waste Disposal Facility Refunding Revenue Bonds (Series 2012B), 4.00% (Covanta Energy Corp.), 11/1/2024	339,120
500,000	Niagara Area Development Corporation, NY, Tax Exempt Revenue Bonds (Series 2012A), 5.00% (Niagara University), 5/1/2030	542,005
300,000	Niagara Frontier Transportation Authority, Airport Revenue Refunding Bonds (Series 2014A), 5.00% (Buffalo Niagara International Airport), 4/1/2029	337,419
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$250,000	Onondaga, NY Civic Development Corporation, Tax Exempt Revenue Bonds (Series 2014A), 5.125% (St. Joseph's Hospital Health Center)/(Original Issue Yield: 5.375%), 7/1/2031	$260,795
200,000	Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 5.00%, 1/15/2019	230,736
500,000	Port Authority of New York and New Jersey, 5.00%, 12/1/2029	520,260
500,000	Rockland County, NY, Public Improvement LT GO Bonds (Series 2014C), 3.00% (Assured Guaranty Municipal Corp. INS), 5/1/2019	525,550
450,000	Syracuse, NY IDA, School Facility Revenue Bonds (Series 2008A), 5.00% (Syracuse CSD, NY)/(Assured Guaranty Municipal Corp. INS), 5/1/2028	503,725
500,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008A), 5.00% (Original Issue Yield: 5.10%), 11/15/2037	557,790
170,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.00% (United States Treasury PRF 11/15/2018@100), 11/15/2023	199,662
290,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.00%, 11/15/2023	334,170
400,000	TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 5.125% (Original Issue Yield: 5.35%), 6/1/2042	317,700
	TOTAL	28,942,397
	Puerto Rico—0.4%
135,000	Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (Commonwealth of Puerto Rico GTD)/(Original Issue Yield: 5.40%), 7/1/2027	102,610
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $27,047,124)	29,045,007
	SHORT-TERM MUNICIPALS—6.0%[1]
	New York—6.0%
550,000	New York City, NY Municipal Water Finance Authority, (Series 2014AA-8) Daily VRDNs (Mizuho Bank Ltd. LIQ), 0.040%, 9/2/2014	550,000
1,100,000	New York City, NY, (Fiscal 1994 Series E-4) Daily VRDNs (BNP Paribas SA LOC), 0.040%, 9/2/2014	1,100,000
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Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[1]
	New York—continued
$200,000	New York City, NY, (Fiscal 2008 Subseries L-4) Daily VRDNs, (U.S. Bank, N.A. LOC), 0.040%, 9/2/2014	$200,000
	TOTAL	1,850,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)
	TOTAL MUNICIPAL INVESTMENTS—101.0% (IDENTIFIED COST $28,897,124)[2]	30,895,007
	OTHER ASSETS AND LIABILITIES - NET—(1.0)%[3]	(311,313)
	TOTAL NET ASSETS—100%	$30,583,694
Securities that are subject to the federal alternative minimum tax (AMT) represent 7.1% of the Fund's portfolio as calculated based upon total market value.
1	Current rate and next reset date shown for Variable Rate Demand Notes.
2	The cost of investments for federal tax purposes amounts to $29,148,358.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2014, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
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The following acronyms are used throughout this portfolio:
CSD	—Central School District
GO	—General Obligation
GTD	—Guaranteed
IDA	—Industrial Development Authority
IDC	—Industrial Development Corporation
IDRBs	—Industrial Development Revenue Bonds
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
TFA	—Transitional Finance Authority
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31,	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.86	$10.65	$10.13	$10.32	$9.71
Income From Investment Operations:
Net investment income	0.33	0.34	0.36	0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.59	(0.80)	0.52	(0.19)	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.92	(0.46)	0.88	0.19	0.99
Less Distributions:
Distributions from net investment income	(0.33)	(0.33)	(0.36)	(0.38)	(0.38)
Net Asset Value, End of Period	$10.45	$9.86	$10.65	$10.13	$10.32
Total Return[1]	9.46%	(4.50)%	8.88%	2.00%	10.41%
Ratios to Average Net Assets:
Net expenses	0.76%	0.76%	0.62%	0.76%	0.76%
Net investment income	3.26%	3.15%	3.49%	3.88%	3.82%
Expense waiver/reimbursement[2]	0.70%	0.53%	1.18%	1.12%	0.98%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,022	$27,534	$33,073	$29,108	$31,644
Portfolio turnover	27%	7%	19%	11%	26%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31,	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.86	$10.65	$10.13	$10.32	$9.71
Income From Investment Operations:
Net investment income	0.25	0.25	0.28	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.59	(0.79)	0.53	(0.19)	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.84	(0.54)	0.81	0.12	0.92
Less Distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.29)	(0.31)	(0.31)
Net Asset Value, End of Period	$10.45	$9.86	$10.65	$10.13	$10.32
Total Return[1]	8.65%	(5.21)%	8.07%	1.23%	9.58%
Ratios to Average Net Assets:
Net expenses	1.52%	1.52%	1.38%	1.52%	1.52%
Net investment income	2.50%	2.37%	2.72%	3.10%	3.07%
Expense waiver/reimbursement[2]	0.69%	0.52%	1.17%	1.10%	0.92%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,562	$2,661	$3,022	$3,471	$9,362
Portfolio turnover	27%	7%	19%	11%	26%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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15

Statement of Assets and Liabilities
August 31, 2014
Assets:
Total investment in securities, at value (identified cost $28,897,124)		$30,895,007
Cash		2,377
Income receivable		330,944
Receivable for shares sold		2,186
TOTAL ASSETS		31,230,514
Liabilities:
Payable for investments purchased	$559,847
Payable for shares redeemed	23,876
Income distribution payable	15,167
Payable for other service fees (Notes 2 and 5)	6,379
Payable for distribution services fee (Note 5)	1,620
Payable to adviser (Note 5)	1,262
Payable for portfolio accounting fees	23,750
Accrued expenses (Note 5)	14,919
TOTAL LIABILITIES		646,820
Net assets for 2,927,683 shares outstanding		$30,583,694
Net Assets Consists of:
Paid-in capital		$31,733,254
Net unrealized appreciation of investments		1,997,883
Accumulated net realized loss on investments and futures contracts		(3,151,080)
Undistributed net investment income		3,637
TOTAL NET ASSETS		$30,583,694
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($28,022,119 ÷ 2,682,454 shares outstanding), no par value, unlimited shares authorized		$10.45
Offer Price per share (100/95.50 of $10.45)		$10.94
Redemption proceeds per share		$10.45
Class B Shares:
Net asset value per share ($2,561,575 ÷ 245,229 shares outstanding), no par value, unlimited shares authorized		$10.45
Offering price per share		$10.45
Redemption proceeds per share (94.50/100 of $10.45)		$9.88
See Notes which are an integral part of the Financial Statements
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16

Statement of Operations
Year Ended August 31, 2014
Investment Income:
Interest			$1,176,184
Expenses:
Investment adviser fee (Note 5)		$116,890
Administrative fee (Note 5)		22,833
Custodian fees		8,364
Transfer agent fees		20,022
Directors'/Trustees' fees (Note 5)		1,221
Auditing fees		25,500
Legal fees		15,315
Distribution services fee (Note 5)		19,974
Other service fees (Notes 2 and 5)		72,747
Portfolio accounting fees		90,432
Share registration costs		29,002
Printing and postage		18,680
Miscellaneous (Note 5)		5,700
TOTAL EXPENSES		446,680
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(116,890)
Reimbursement of other operating expenses (Notes 2 and 5)	(86,028)
TOTAL WAIVER AND REIMBURSEMENT		(202,918)
Net expenses			243,762
Net investment income			932,422
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(51,796)
Net realized loss on futures contracts			(38,360)
Net change in unrealized appreciation of investments			1,769,490
Net realized and unrealized gain on investments and futures contracts			1,679,334
Change in net assets resulting from operations			$2,611,756
See Notes which are an integral part of the Financial Statements
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17

Statement of Changes in Net Assets
Year Ended August 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$932,422	$1,094,745
Net realized loss on investments and futures contracts	(90,156)	(70,343)
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,769,490	(2,535,053)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,611,756	(1,510,651)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(861,279)	(1,005,536)
Class B Shares	(66,411)	(69,321)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(927,690)	(1,074,857)
Share Transactions:
Proceeds from sale of shares	7,059,525	3,512,638
Net asset value of shares issued to shareholders in payment of distributions declared	733,887	857,226
Cost of shares redeemed	(9,089,054)	(7,684,071)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,295,642)	(3,314,207)
Change in net assets	388,424	(5,899,715)
Net Assets:
Beginning of period	30,195,270	36,094,985
End of period (including undistributed net investment income of $3,637 and $1,816, respectively)	$30,583,694	$30,195,270
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
August 31, 2014
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)), and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and to oversee the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class B Shares may bear distribution services fees and other service fees unique to those classes.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$66,089	$(2,347)
Class B Shares	6,658	—
TOTAL	$72,747	$(2,347)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to
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21

the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
At August 31, 2014, the Fund had no outstanding futures contracts.
The average notional value of futures contracts held by the Fund throughout the period was $631,560. This is based on amounts held as of each month-end throughout the twelve-month fiscal period.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(38,360)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	628,818	$6,401,405	222,900	$2,412,401
Shares issued to shareholders in payment of distributions declared	66,866	683,202	75,904	798,931
Shares redeemed	(806,005)	(8,127,678)	(610,414)	(6,369,019)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(110,321)	$(1,043,071)	(311,610)	$(3,157,687)

Year Ended August 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	64,975	$658,120	103,602	$1,100,237
Shares issued to shareholders in payment of distributions declared	4,966	50,685	5,539	58,295
Shares redeemed	(94,657)	(961,376)	(122,894)	(1,315,052)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(24,716)	$(252,571)	(13,753)	$(156,520)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(135,037)	$(1,295,642)	(325,363)	$(3,314,207)
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4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.
For the year ended August 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,911)	$2,911
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013, was as follows:
	2014	2013
Tax-exempt income	$927,690	$1,074,053
Ordinary income	$—	$804
As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$3,637
Net unrealized appreciation	$1,746,649
Capital loss carryforwards and deferrals	$(2,899,846)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.
At August 31, 2014, the cost of investments for federal tax purposes was $29,148,358. The net unrealized appreciation of investments for federal tax purposes was $1,746,649. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,796,734 and net unrealized depreciation from investments for those securities having an excess of cost over value of $50,085.
At August 31, 2014, the Fund had a capital loss carryforward of $2,742,643 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
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The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$239,378	NA	$239,378
2017	$958,822	NA	$958,822
2018	$1,218,820	NA	$1,218,820
2019	$325,623	NA	$325,623
The Fund used capital loss carryforwards of $10,520 to offset capital gains realized during the year ended August 31, 2014.
Under current tax regulations, capital losses on securities transactions realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2014, for federal income tax purposes, post October losses of $157,203 were deferred to September 1, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the Adviser, voluntarily waived its entire fee of $116,890 and voluntarily reimbursed $83,681 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$19,974
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2014, FSC retained $10,014 of fees paid by the Fund. For the year ended August 31, 2014, the Fund's Class A Shares did not incur a distribution service fee; however it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
FSSC received $4,998 and reimbursed $2,347 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2014, FSC retained $1,716 in sales charges from the sale of Class A Shares. FSC also retained $357 and $8,861 of CDSC relating to redemptions of Class A Shares and Class B Shares, respectively.
Interfund Transactions
During the year ended August 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $19,650,000 and $17,150,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.76% and 1.52% (the “Fee Limit”), respectively, up to but not including the
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later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2014, were as follows:
Purchases	$7,461,522
Sales	$9,319,330
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2014, 15.1% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2014, 100% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated New york municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New York Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated New York Municipal Income Fund as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 24, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,037.00	$3.90
Class B Shares	$1,000	$1,033.10	$7.79
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.87
Class B Shares	$1,000	$1,017.54	$7.73
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.76%
Class B Shares	1.52%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Officer since: November 1999 Portfolio Manager since: March 1995	Principal Occupations: J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust with respect to the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht has received the Chartered Financial Analyst designation and holds an M.S. in Public Management from Carnegie Mellon University.
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Evaluation and Approval of Advisory Contract–May 2014
Federated New York Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
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change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
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The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated New York Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923401
CUSIP 313923880
28992 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2014
Share Class	Ticker
A	OMIAX
F	OMIFX

Federated Ohio Municipal Income Fund
Fund Established 1990

A Portfolio of Federated Municipal Securities Income Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2013 through August 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Ohio Municipal Income Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended August 31, 2014, was 9.00% for Class A Shares and 8.84% for Class F Shares. The 9.00% total return of the Class A Shares for the reporting period consisted of 3.58% of tax-exempt dividends and reinvestments and price appreciation of 5.42% in the net asset value of the shares.1 The total return of the S&P Municipal Bond Ohio Index (the “OH Index”),2 the Fund's broad-based securities market index, was 12.46% during the same period. The total return of the Morningstar Muni Ohio Funds Category (MMOFA),3 a peer group average for the Fund, was 9.53% during the same period. The Fund's and the MMOFA's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the OH Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit ratings of portfolio securities (which indicates the risk that securities will default).6 These were the most significant factors affecting the Fund's performance relative to the OH Index during the reporting period.
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the 12-month reporting period, 10-year Treasury yields increased from a low of 2.34% in August of 2013 to 3.03% in December of 2013 and then steadily declined to 2.42% at the end of the period. After an unusually weak GDP report in the first quarter of 2014 growth in economic activity rebounded and ongoing improvement in labor market conditions, with the unemployment rate declining, further supported expectations for continued moderate economic expansion. However, a range of labor market indicators suggested that there remained significant underutilization of labor resources. Financial conditions eased somewhat, although geopolitical risks such as the spillover from developments in the Middle East and Ukraine weighed on investor sentiment. Inflation had firmed in recent months and, as of the end of the reporting period, was expected to continue to move up toward the 2% objective of the Federal Reserve (the “Fed”) as resource slack diminishes and inflation expectations remain relatively stable. The Fed made a measured reduction in the pace of its asset purchases in the light of continued progress in labor market conditions. Financial market conditions were influenced over the reporting period by the Fed's communications, which indicated somewhat better than expected
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economic releases and developments in emerging market economies. Additionally, financial conditions in the U.S. remained supportive of growth. During the 12-month reporting period, developments in Europe continued to be a focus for investors, as concerns persisted about the prospects for a durable solution to the European fiscal and financial difficulties, which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks.
The amount of municipal bonds being issued during the reporting period was muted, which created a favorable technical environment (supply/demand imbalance) within the tax-exempt municipal bond market. A significant driver of the muted issuance was that the amount of municipal bonds being refunded collapsed as interest rates rose over the reporting period. This reduced the amount of municipal bonds being issued and helped to provide support for municipal bond prices and as a result, absolute performance. Credit conditions in the municipal bond market generally remained stable, although a few issuers continued to experience substantial strain and for the first time in several years the rating agencies made more upgrades than downgrades to municipal debt. However, Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities were still areas of idiosyncratic risk for the market. Also, Illinois continued to be unable to come to political terms over a solution for Illinois' underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny. However, many state and local municipal entities took actions to control pension costs, and this issue continued to be watched.
Ohio has historically been a proactively managed state and rapidly rebuilt reserves after the recession and promptly addressed budget shortfalls. Ohio established the practice of maintaining high levels of liquidity outside of its general revenue fund to help bridge revenue gaps. The state also maintained moderate long term liabilities that were reasonable when compared with the state's budget. The state also maintained a budget stabilization fund which statutorily receives year-end surpluses. However, the economy was still dependent on manufacturing and the automobile industry in particular. Gas industry exploration had also given an economic boost to the state and had positioned itself to positively contribute to future economic growth. The state economy remained stable overall, despite slowing job growth. Ohio's pension liability and annual contributions remained affordable and reflected both improved investment returns and the impact of pension reform which was undertaken in 2012.
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DURATION
As determined at the end of the 12-month reporting period, the Fund's dollar- weighted average duration for the reporting period was 4.31 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's duration was maintained short of the OH Index, during the reporting period. Tax-exempt municipal bond yields decreased significantly during the second half of the reporting period and decreased more for bonds with longer maturities as the yield curve significantly flattened during the reporting period. Bonds with a longer duration outperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's allocation to bonds with shorter durations than those included in the OH Index, the Fund had negative performance relative to the OH Index.
SeCTOR
During the 12-month reporting period the Fund's sector allocations negatively affected Fund performance. The Fund maintained an overweight allocation to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The overweight exposure to pre-refunded bonds negatively affected Fund performance due to lower price volatility exhibited by pre-refunded bonds as compared to other sectors. The Fund's holdings of Puerto Rico Electric Power Authority debt, Puerto Rico Government Development Bank and Puerto Rico General Obligation debt over the reporting period had a negative impact on performance as the island's debt declined in price as their economy and financial position deteriorated. The Fund's underweight relative to the OH Index in State and Local General Obligation Debt added excess return due to the under-performance of those sectors. The Fund also generated positive excess return due to its overweight in outperforming sectors such as Life Care, Airports and Water Utilities.
credit QUALITY7
As the 12-month reporting period proceeded, headline risk concerning municipal credit quality stabilized and municipal bond fund inflows increased significantly into the second half of 2014. This resulted in underperformance of bonds rated “AAA and AA” (or unrated bonds of comparable quality) relative to bonds rated in the lower rating categories (or unrated bonds of comparable quality) and bonds in the noninvestment-grade category, below “BBB”. With the stabilization and eventual decline in credit spreads during the reporting period, and the tightening of credit spreads to a lesser extent for “AAA” and “AA” rated (or unrated comparable quality) debt, the Fund's underweight position, relative to the OH Index, in “AAA and AA” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. Also, the Fund's exposure to noninvestment-grade debt (an out of
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OH Index position) added positive excess return as these securities also experienced spread tightening versus higher quality debt over the reporting period.
1	Income may be subject to the alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the OH Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMOFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Ohio Municipal Income Fund (the “Fund”) from August 31, 2004 to August 31, 2014, compared to the S&P Municipal Bond Ohio Index (OH Index),2 the S&P Municipal Bond OH, Investment Grade, 3-year Plus with Tobacco 2% Constrained Sub-Index (OHIG Index)3 and Morningstar Muni Ohio Funds Average (MMOFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of August 31, 2014
■	Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class F Shares include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
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Average Annual Total Returns for the Period Ended 8/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.13%	3.80%	3.11%*
Class F Shares	6.74%	4.38%	3.52%
OH Index	12.46%	5.89%	4.67%
OHIG Index	15.18%	6.66%	5.47%
MMOFA	9.53%	4.49%	3.83%
*	The Fund's Class A Shares commenced operations on November 18, 2008. For the period prior to the commencement of operations of the Class A Shares, the performance information shown is for the Fund's Class F Shares adjusted to reflect the sales charges and expenses of the Class A Shares.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900); and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The OH Index, OHIG Index and MMOFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The OH Index consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the state of Ohio or local governments or state or local government entities within Ohio. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Ohio Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The OH Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
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3	The OHIG Index represents the portion of the OH Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years while limiting tobacco bonds to 2%, by market weighting, of the sub-index. The OHIG Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The OHIG Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
General Obligation—Local	23.4%
Education	14.8%
Hospital	14.5%
Transportation	7.2%
Special Tax	6.8%
Water and Sewer	6.3%
General Obligation—State	6.3%
Pre-refunded	5.7%
Public Power	4.9%
Industrial Development Bond/Pollution Control	2.2%
Other[2]	7.7%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 92.1% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2014
Principal Amount		Value
	MUNICIPAL BONDS—98.4%
	Guam—0.9%
$1,000,000	Guam Government Business Privilege Tax, Business Privilege Tax Bonds (Series 2012B), 5.00%, 1/1/2037	$1,065,620
560,000	Guam Government Limited Obligation (Section 30), Bonds (Series 2009A), 5.625% (Original Issue Yield: 5.875%), 12/1/2029	618,621
	TOTAL	1,684,241
	Ohio—97.1%
2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District, Hospital Facilities Revenue Bonds (Series 2012), 5.00% (Akron General Health System), 1/1/2031	2,124,700
2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District, Hospital Improvement & Refunding Revenue Bonds (Series 2012), 5.00% (Children's Hospital Medical Center, Akron), 11/15/2032	2,222,520
2,250,000	Akron, Bath & Copley, OH Joint Township Hospital District, Revenue Bonds (Series 2004A), 5.25% (Summa Health System)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.47%), 11/15/2031	2,257,672
1,000,000	Akron, OH, Income Tax Revenue Refunding Bonds (Series 2012A), 5.00% (Akron, OH Community Learning Centers), 12/1/2031	1,141,890
2,000,000	Akron, OH, Income Tax Revenue Refunding Bonds (Series 2012A), 5.00% (Akron, OH Community Learning Centers), 12/1/2033	2,263,020
500,000	Akron, OH, Revenue Refunding Bonds (Series A), 5.00% (Akron, OH Community Learning Centers), 12/1/2023	596,810
2,000,000	Allen County, OH, Hospital Facilities Revenue Bonds (Series 2010B), 5.25% (Catholic Healthcare Partners), 9/1/2027	2,225,860
500,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Series 2008A), 5.00% (American Municipal Power, Prairie State Energy Campus Project), 2/15/2016	533,530
2,000,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Series 2008A), 5.25% (American Municipal Power, Prairie State Energy Campus Project), 2/15/2028	2,233,100
855,000	Beavercreek, OH Local School District, UT GO Bonds, 6.60% (National Public Finance Guarantee Corporation INS), 12/1/2015	892,919
320,000	Bowling Green, OH CSD, UT GO School Facilities Bonds, 5.00% (AGM INS), 12/1/2024	353,456
1,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.00%, 6/1/2015	1,027,360
1,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	855,030
1,965,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds, 5.125% (Original Issue Yield: 5.44%), 6/1/2024	1,658,008
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$400,000	Butler County, OH, LT GO Bonds, 4.75% (AMBAC Financial Group, Inc. INS), 12/1/2024	$404,504
1,000,000	Centerville, OH, Health Care Fixed Rate Revenue Bonds (Series 2007A), 6.00% (Bethany Lutheran Village), 11/1/2038	1,037,230
1,000,000	Cincinnati City School District, OH, COP, 5.00% (AGM INS), 12/15/2024	1,085,850
1,000,000	Cincinnati City School District, OH, UT GO Bonds, 5.00% (National Public Finance Guarantee Corporation INS), 12/1/2017	1,139,710
2,000,000	Cincinnati, OH, UT Various Purpose GO Improvement & Refunding Bonds (Series 2014A), 5.00%, 12/1/2032	2,267,460
2,105,000	Cleveland Heights & University Heights, OH City School District, School Improvement UT GO Bonds (Series 2014), 5.00%, 12/1/2051	2,273,568
250,000	Cleveland Heights & University Heights, OH City School District, UT GO School Improvement Bonds, 5.25%, 12/1/2027	299,278
1,500,000	Cleveland State University, OH, General Receipts Bonds (Series 2012), 5.00%, 6/1/2037	1,647,030
1,980,000	Cleveland, OH Airport System, Revenue Bonds (Series 2006A), 5.25% (Assured Guaranty Corp. INS), 1/1/2018	2,232,628
365,000	Cleveland, OH Airport System, Revenue Bonds (Series 2009C), 5.00% (Assured Guaranty Corp. INS), 1/1/2023	399,142
2,200,000	Cleveland, OH Airport System, Revenue Bonds, 5.00% (AGM INS), 1/1/2022	2,400,750
200,000	Cleveland, OH Income Tax, Subordinate Lien Public Facilities Revenue Bonds (Series 2012A), 4.00%, 10/1/2022	220,888
1,550,000	Cleveland, OH Public Power System, Revenue Bonds (Series 2008B-1), 5.00%, 11/15/2038	1,706,829
2,685,000	Cleveland, OH Public Power System, Revenue Refunding Bonds (Series 2010), 5.00%, 11/15/2017	3,029,002
500,000	Cleveland, OH Water, Revenue Bonds (Series 2007P), 5.00%, 1/1/2022	567,980
1,000,000	Cleveland, OH Water, Senior Lien Revenue Bonds (Series 2012X), 5.00%, 1/1/2042	1,112,020
1,000,000	Cleveland, OH Water, Water Revenue Bonds (Series 2007O), 5.00% (National Public Finance Guarantee Corporation INS), 1/1/2032	1,076,290
245,000	Cleveland, OH Water, Water Revenue Bonds (Series 2007P), 5.00%, 1/1/2026	276,409
2,000,000	Cleveland, OH, LT GO Bonds, 5.50% (AGM INS), 10/1/2019	2,407,900
1,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds (Series 2009), 5.00%, 12/1/2027	1,157,440
250,000	Columbus, OH Regional Airport Authority, Revenue Bonds, 5.00% (AGM INS), 1/1/2020	272,813
1,225,000	Columbus, OH Sewer System, Revenue Bonds (Series 2008A), 5.00%, 6/1/2031	1,356,479
1,000,000	Columbus, OH Sewer System, Revenue Bonds (Series A), 5.00%, 6/1/2023	1,132,620
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$505,000	Columbus, OH, LT GO Refunding Bonds, 5.00%, 7/1/2023	$613,181
500,000	Columbus, OH, UT GO Refunding Bonds (Series 1), 5.00%, 7/1/2028	597,910
1,500,000	Columbus, OH, Various Purpose LT GO Bonds (Series 2013B), 5.00%, 8/15/2028	1,797,225
200,000	Cuyahoga County, OH, LT GO Bonds (Series 2009A), 5.00%, 12/1/2021	234,030
1,000,000	Cuyahoga County, OH, LT GO Convention Hotel Project, 5.00%, 12/1/2036	1,114,260
200,000	Cuyahoga County, OH, LT GO Refunding Bonds (Series 2012A), 4.00%, 12/1/2024	219,882
2,000,000	Cuyahoga County, OH, LT GO Various Purpose Bonds (Series 2009A), 5.00%, 12/1/2022	2,337,000
220,000	Cuyahoga, OH CCD , General Receipts Revenue Bonds (Series 2012D), 5.00%, 8/1/2026	252,349
220,000	Dalton, OH Local School District, UT GO Bonds, 5.00% (School District Credit Program GTD), 8/1/2024	248,074
490,000	Dalton, OH Local School District, UT GO Bonds, 5.00% (School District Financing Program GTD), 8/1/2025	549,912
2,000,000	Dayton CSD, OH, School Facilities Construction & Improvement UT GO Bonds (Series 2013A), 5.00% (Ohio School District Credit Enhancement GTD), 11/1/2021	2,397,460
1,335,000	Dayton, OH Airport, Airport Revenue Refunding Bonds (Series 2014A), 5.00% (James M. Cox Dayton International Airport)/(AGM INS), 12/1/2026	1,497,670
365,000	Dayton-Montgomery County, OH Port Authority, Revenue Bonds (Series A), 5.00% (Dayton Regional Bond Fund), 11/15/2017	365,434
3,000,000	Franklin County, OH Convention Facilities Authority, Revenue Bonds, 5.00% (AMBAC INS), 12/1/2026	3,168,090
2,400,000	Franklin County, OH Health Care Facilities, Improvement Revenue Bonds (Series 2010A), 5.625% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.75%), 7/1/2026	2,609,640
1,535,000	Franklin County, OH Hospital Facility Authority, Hospital Improvement Revenue Bonds (Series 2009), 5.00% (Nationwide Children's Hospital)/(Original Issue Yield: 5.11%), 11/1/2034	1,662,635
2,165,000	Franklin County, OH, Various Purpose LT GO Bonds, 5.00%, 12/1/2031	2,394,447
500,000	Geneva, OH Area School District, UT GO School Improvement Refunding Bonds, 4.50% (School District Credit Program GTD), 12/1/2025	540,615
1,000,000	Hamilton County, OH, EDRBs (Series 2006A), 5.00% (King Highland Community Urban Redevelopment Corp.- University of Cincinnati, Lessee)/(National Public Finance Guarantee Corporation INS), 6/1/2033	1,053,200
2,850,000	Hamilton County, OH, Sales Tax Refunding Bonds (Series 2011A), 5.00%, 12/1/2032	3,191,430
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$280,000	Hamilton, OH, LT GO Various Purpose Bonds, 5.00% (Assured Guaranty Corp. INS), 11/1/2021	$320,944
300,000	Hamilton, OH, LT GO Various Purpose Refunding Bonds, 5.00%, 11/1/2021	342,600
2,000,000	Hilliard, OH School District, UT GO Bonds (Series 2006A), 5.00% (United States Treasury PRF 12/1/2016@100), 12/1/2027	2,207,460
500,000	Hilliard, OH, LT GO Various Purpose Bonds, 5.00%, 12/1/2024	594,135
200,000	Huber Heights, OH City School District, UT GO School Improvement Bonds, 4.75%, 12/1/2024	229,780
1,555,000	Jobs Ohio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), 5.00%, 1/1/2038	1,723,546
2,000,000	Kent State University, OH, General Receipts Bonds (Series 2009B), 5.00% (Assured Guaranty Corp. INS), 5/1/2028	2,272,440
615,000	Kent State University, OH, General Receipts Revenue Bonds (Series 2009B), 5.00% (Assured Guaranty Corp. INS), 5/1/2023	708,535
1,860,000	Kettering, OH City School District, UT GO Bonds, 4.75% (AGM INS), 12/1/2020	2,057,941
400,000	Kettering, OH City School District, UT GO School Improvement Refunding Bonds, 4.75% (AGM INS), 12/1/2022	440,260
1,500,000	Lorain County, OH Port Authority, Recovery Zone Facility Revenue Bonds (Series 2010), 6.75% (United States Steel Corp.), 12/1/2040	1,633,920
1,000,000	Lorain County, OH, Hospital Revenue Bonds (Series 2006H), 5.00% (Catholic Healthcare Partners)/(Assured Guaranty Corp. INS), 2/1/2024	1,112,460
2,000,000	Lucas County, OH, Hospital Revenue Bonds (Series 2011A), 6.50% (ProMedica Healthcare Obligated Group), 11/15/2037	2,431,960
250,000	Marysville Exempted Village School District, OH, UT GO Refunding School Bonds, 5.00% (AGM INS), 12/1/2023	264,693
1,090,000	Marysville, OH Wastewater Treatment System, Revenue Bonds, 4.75% (Assured Guaranty Corp. INS)/(Original Issue Yield: 4.80%), 12/1/2046	1,159,073
1,000,000	Miami County, OH, Hospital Facilities Revenue & Refunding Bonds (Series 2006), 5.25% (Upper Valley Medical Center, OH), 5/15/2021	1,067,610
500,000	Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.00%, 9/1/2036	547,865
2,000,000	Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.00%, 9/1/2031	2,253,740
500,000	Miami University, OH, Revenue Refunding Bonds, 5.00%, 9/1/2026	575,480
1,600,000	Miamisburg, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00%, 12/1/2024	1,827,856
200,000	Middletown, OH City School District, UT GO Refunding School Improvement Bonds, 4.375% (AGM INS), 12/1/2020	213,546
500,000	Middletown, OH, LT GO Refunding and Improvement Bonds, 5.00% (AGM INS), 12/1/2021	569,495
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$300,000	Milford, OH Exempt Village School District, UT GO School Improvement Bonds, 4.625% (Assured Guaranty Corp. INS)/(Original Issue Yield: 4.69%), 12/1/2021	$337,710
1,000,000	Montgomery County, OH, Revenue Bonds (Series 2008D), 6.125% (Catholic Health Initiatives)/(Original Issue Yield: 6.30%), 10/1/2028	1,159,770
250,000	Mount Healthy, OH City School District, UT GO School Improvement Bonds, 5.00% (AGM INS), 12/1/2025	282,288
1,000,000	Muskingum County, OH, Hospital Facilities Revenue Bonds (Series 2013), 5.00% (Genesis Healthcare Corp.)/(Original Issue Yield: 5.08%), 2/15/2044	993,870
2,000,000	Northeast OH Regional Sewer District, Wastewater Improvement Revenue Bonds (Series 2013), 5.00%, 11/15/2038	2,276,600
205,000	Northmont, OH City School District, UT GO School Improvement Bonds (Series A), 4.00% (School District Credit Program GTD), 11/1/2024	223,661
1,415,000	Oak Hills, OH Local School District, UT GO Bonds, 5.00% (AGM INS), 12/1/2025	1,491,283
225,000	Ohio HFA SFM , Revenue Bond (Series 1), 3.25%, 5/1/2020	226,301
2,000,000	Ohio State Air Quality Development Authority, Air Quality Revenue Refunding Bonds (Series 2009B), 5.80% (Columbus Southern Power Company), 12/1/2038	2,192,600
1,150,000	Ohio State Air Quality Development Authority, Environmental Improvement Revenue Bonds (Series 2010), 5.00% (Buckeye Power, Inc.), 12/1/2021	1,281,974
1,455,000	Ohio State Air Quality Development Authority, Revenue Bonds (Series 2009A), 5.70% (FirstEnergy Solutions Corp.), 8/1/2020	1,688,935
400,000	Ohio State Building Authority, Administration Building Fund Revenue Bonds (Series 2009A), 5.00%, 10/1/2023	461,408
2,000,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds (Series 2006), 5.00% (Kenyon College, OH), 7/1/2041	2,044,280
1,875,000	Ohio State Higher Educational Facility Commission, Hospital Revenue Bonds (Series 2007A), 5.25% (University Hospitals Health System, Inc.), 1/15/2046	1,931,869
1,000,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011A), 5.375% (University of Dayton)/(Original Issue Yield: 5.48%), 12/1/2030	1,126,600
300,000	Ohio State Higher Educational Facility Commission, Revenue Bonds, 4.75% (Mount Union College), 10/1/2016	323,616
2,000,000	Ohio State Higher Educational Facility Commission, Revenue Bonds, 5.00% (College of Wooster), 9/1/2020	2,082,920
350,000	Ohio State Higher Educational Facility Commission, Revenue Bonds, 5.00% (University of Dayton)/(Berkshire Hathaway Assurance Corp. INS), 12/1/2025	382,792
Annual Shareholder Report
13

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$3,115,000	Ohio State Higher Educational Facility Commission, Revenue Bonds, 5.00% (Xavier University)/(United States Treasury PRF 5/1/2016@100), 5/1/2019	$3,361,552
1,000,000	Ohio State Higher Educational Facility Commission, Revenue Refunding Bonds (Series 2008C), 5.00% (Case Western Reserve University, OH), 12/1/2029	1,100,960
240,000	Ohio State Turnpike & Infrastructure Commission, Refunding Revenue Bonds (Series 2009A), 5.00%, 2/15/2021	272,462
1,000,000	Ohio State Turnpike & Infrastructure Commission, Revenue Refunding Bonds (Series 2010A), 5.00%, 2/15/2031	1,126,200
1,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.000% (Original Issue Yield: 5.05%), 02/15/2048	1,097,860
2,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Revenue Refunding Bonds (Series 1998A), 5.50% (National Re Holdings Corp. INS), 2/15/2024	2,475,560
190,000	Ohio State University, General Receipts Bonds (Series 2008A), 5.00% (United States Treasury PRF 12/1/2018@100), 12/1/2027	222,621
1,810,000	Ohio State University, General Receipts Bonds (Series 2008A), 5.00%, 12/1/2027	2,073,409
340,000	Ohio State University, Revenue Bonds (Series 2009A), 4.25%, 12/1/2024	364,364
255,000	Ohio State University, Revenue Bonds, (Series 2009A), 5.00%, 12/1/2026	292,906
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.00%, 6/1/2038	1,129,930
1,000,000	Ohio State Water Development Authority, Drinking Water Assistance Fund Refunding Revenue Bonds (Series 2008), 5.00%, 12/1/2021	1,145,340
1,000,000	Ohio State Water Development Authority, Revenue Refunding Bonds (Series 2008), 5.00% (United States Treasury PRF 6/1/2018@100), 6/1/2028	1,156,670
1,500,000	Ohio State, Common Schools UT GO Bonds (Series 2011B), 5.00%, 9/15/2024	1,801,005
1,500,000	Ohio State, Hospital Revenue Bonds, 5.00% (Cleveland Clinic), 1/1/2031	1,708,950
1,200,000	Ohio State, Hospital Revenue Refunding Bonds (Series 2008A), 5.25% (Cleveland Clinic)/(Original Issue Yield: 5.37%), 1/1/2033	1,320,828
2,585,000	Ohio State, Infrastructure Improvement GO Bonds (Series 2008A), 5.375% (Original Issue Yield: 5.50%), 9/1/2028	2,948,865
2,000,000	Ohio State, Infrastructure Improvement UT GO Bonds (Series 2007A), 4.75%, 9/1/2027	2,160,040
1,000,000	Ohio State, Major New State Infrastructure Project Revenue Bonds (Series 2008-1), 5.75%, 6/15/2019	1,175,630
655,000	Ohio State, UT GO Bonds (Series 2008A), 5.375% (Original Issue Yield: 5.42%), 9/1/2023	752,137
Annual Shareholder Report
14

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$2,310,000	Ohio State, UT GO Bonds, 4.25%, 5/1/2016	$2,461,282
525,000	Ohio State, UT GO Conservation Project Bonds (Series 2011A), 5.25%, 9/1/2022	623,931
2,000,000	Ohio University, General Receipts Bonds (Series 2013), 5.00%, 12/1/2043	2,201,340
2,000,000	Olentangy, OH Local School District, UT GO Bonds, 5.00% (United States Treasury PRF 6/1/2016@100), 12/1/2022	2,165,120
700,000	Olentangy, OH Local School District, UT GO Refunding Bonds, 5.00% (AGM INS), 12/1/2022	766,241
415,000	Orrville, OH CSD, UT GO Bonds, 4.50% (AMBAC INS), 12/1/2018	460,413
350,000	Orrville, OH CSD, UT GO Refunding Bonds, 5.00% (AMBAC INS), 12/1/2020	392,693
500,000	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	361,340
32,249	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2012D), 10.82% (Apex Environmental LLC), 8/1/2034	24,738
1,000,000	Ravenna, OH City School District, UT GO Bonds (Series 2006), 5.00% (AGM INS 7/15/2016 @ 100)/(United States Treasury PRF 7/15/2016@100), 1/15/2031	1,088,010
1,335,000	Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/(Original Issue Yield: 5.60%), 1/1/2032	1,425,673
470,000	River Valley, OH Local School District, UT GO School Facilities Bonds, 5.25% (School District Credit Program GTD, AGM INS), 11/1/2023	586,833
300,000	Sheffield Lake, OH City School District, UT GO School Improvement Bonds, 5.00%, 12/1/2025	332,163
700,000	South Euclid, OH, LT GO Real Estate Acquisition and Urban Development Bonds, 5.00%, 6/1/2032	786,408
1,250,000	Southeastern Ohio Port Authority, OH, Hospital Facilities Revenue Refunding & Improvement Bonds (Series 2012), 6.00% (Memorial Health System, OH)/(Original Issue Yield: 6.02%), 12/1/2042	1,283,400
500,000	Switzerland, OH Local School District, UT GO School Improvement Refunding Bonds, 5.00% (School District Credit Program GTD), 12/1/2027	573,745
1,000,000	Toledo, OH Water System, Revenue Improvement and Refunding Bonds (Series 2013), 5.00%, 11/15/2032	1,130,980
1,500,000	Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	1,880,760
1,375,000	Toledo-Lucas County, OH Port Authority, Special Assessment Revenue Bonds, 5.25% (Crocker Park Public Improvement Project)/(Original Issue Yield: 5.37%), 12/1/2023	1,402,871
2,000,000	University of Akron, OH, General Receipts Bonds (Series 2008B), 5.25% (AGM INS), 1/1/2027	2,255,880
Annual Shareholder Report
15

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$350,000	University of Akron, OH, Revenue Bonds (Series A), 5.00% (AGM INS), 1/1/2021	$395,486
500,000	University of Akron, OH, Revenue Bonds (Series B), 5.25% (AGM INS), 1/1/2024	566,600
300,000	University of Cincinnati, OH, General Receipt Bonds (AMBAC INS) (Series 2005B), 5.00%, 6/1/2019	310,602
500,000	University of Cincinnati, OH, General Receipts Revenue Bonds, 5.00% (AGM INS), 6/1/2022	553,425
300,000	Wyoming, OH City School District, UT GO School Improvement Bonds, 5.00% (AGM INS), 12/1/2020	316,923
	TOTAL	173,832,101
	Puerto Rico—0.4%
1,000,000	Puerto Rico Government Development Bank (GDB), Senior Notes (Series 2006B), 5.00%, 12/1/2017	732,450
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $166,074,865)	176,248,792
	SHORT-TERM MUNICIPALS—1.4%[1]
	Ohio—1.4%
900,000	Montgomery County, OH, (Series 2011C) Daily VRDNs (Miami Valley Hospital)/(Barclays Bank PLC LIQ), 0.020%, 9/1/2014	900,000
1,500,000	Ohio State Higher Educational Facility Commission, (Series B-4) Daily VRDNs (Cleveland Clinic), 0.030%, 9/1/2014	1,500,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,400,000
	TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $168,474,865)[2]	178,648,792
	OTHER ASSETS AND LIABILITIES - NET—0.2%[3]	395,331
	TOTAL NET ASSETS—100%	$179,044,123
Securities that are subject to the federal alternative minimum tax (AMT) represent 1.1% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Current rate and next reset date shown for Variable Rate Demand Notes.
2	The cost of investments for federal tax purposes amounts to $168,436,798.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2014.
Annual Shareholder Report
16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2014, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal
AMBAC	—American Municipal Bond Assurance Corporation
CCD	—Community College District
COP	—Certificate of Participation
CSD	—Central School District
EDRBs	—Economic Development Revenue Bonds
GO	—General Obligation
GTD	—Guaranteed
HFA	—Housing Finance Authority
INS	—Insured
LIQ	—Liquidity Agreement
LT	—Limited Tax
PRF	—Pre-refunded
SFM	—Single Family Mortgage
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.70	$11.47	$10.93	$11.14	$10.68
Income From Investment Operations:
Net investment income	0.36	0.38	0.38	0.42	0.42
Net realized and unrealized gain (loss) on investments	0.59	(0.79)	0.56	(0.21)	0.45
TOTAL FROM INVESTMENT OPERATIONS	0.95	(0.41)	0.94	0.21	0.87
Less Distributions:
Distributions from net investment income	(0.37)	(0.36)	(0.40)	(0.42)	(0.41)
Net Asset Value, End of Period	$11.28	$10.70	$11.47	$10.93	$11.14
Total Return[1]	9.00%	(3.73)%	8.72%	2.04%	8.34%
Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.32%	3.28%	3.40%	3.87%	3.84%
Expense waiver/reimbursement[2]	0.16%	0.14%	0.18%	0.18%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,461	$45,131	$53,165	$50,990	$57,338
Portfolio turnover	8%	15%	17%	9%	20%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.70	$11.47	$10.93	$11.14	$10.68
Income from Investment Operations:
Net investment income	0.35	0.36	0.36	0.40	0.40
Net realized and unrealized gain (loss) on investments	0.58	(0.79)	0.56	(0.21)	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.93	(0.43)	0.92	0.19	0.86
Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.38)	(0.40)	(0.40)
Net Asset Value, End of Period	$11.28	$10.70	$11.47	$10.93	$11.14
Total Return[1]	8.84%	(3.87)%	8.56%	1.89%	8.18%
Ratios to Average Net Assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.19%	3.13%	3.25%	3.70%	3.72%
Expense waiver/reimbursement[2]	0.41%	0.39%	0.43%	0.43%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$109,583	$118,639	$128,005	$117,884	$135,096
Portfolio turnover	8%	15%	17%	9%	20%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Assets and Liabilities
August 31, 2014
Assets:
Total investment in securities, at value (identified cost $168,474,865)		$178,648,792
Cash		90,753
Income receivable		2,103,252
Receivable for shares sold		69,335
TOTAL ASSETS		180,912,132
Liabilities:
Payable for investments purchased	$1,492,477
Payable for shares redeemed	266,041
Payable for other service fees (Notes 2 and 5)	36,926
Payable for distribution services fee (Note 5)	14,064
Accrued expenses (Note 5)	58,501
TOTAL LIABILITIES		1,868,009
Net assets for 15,874,768 shares outstanding		$179,044,123
Net Assets Consists of:
Paid-in capital		$171,313,345
Net unrealized appreciation of investments		10,173,927
Accumulated net realized loss on investments		(2,453,447)
Undistributed net investment income		10,298
TOTAL NET ASSETS		$179,044,123
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
New asset value per share $69,461,464 ÷ 6,159,466 shares outstanding, no par value, unlimited shares authorized		$11.28
Offering price per share (100/95.50 of $11.28)		$11.81
Redemption proceeds per share		$11.28
Class F Shares:
Net asset value per share $109,582,659 ÷ 9,715,302 shares outstanding, no par value, unlimited shares authorized		$11.28
Offering price per share (100/99.00 of $11.28)		$11.39
Redemption proceeds per share (99.00/100 of $11.28)		$11.17
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended August 31, 2014
Investment Income:
Interest			$6,675,380
Expenses:
Investment adviser fee (Note 5)		$653,180
Administrative fee (Note 5)		127,594
Custodian fees		11,815
Transfer agent fees		97,628
Directors'/Trustees' fees (Note 5)		2,072
Auditing fees		25,500
Legal fees		15,315
Distribution services fee (Note 5)		452,840
Other service fees (Notes 2 and 5)		406,243
Portfolio accounting fees		90,433
Share registration costs		31,248
Printing and postage		27,812
Miscellaneous (Note 5)		7,088
TOTAL EXPENSES		1,948,768
Waivers and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(265,208)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(281,290)
TOTAL WAIVERS AND REIMBURSEMENT		(546,498)
Net expenses			1,402,270
Net investment income			5,273,110
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(311,632)
Net change in unrealized appreciation of investments			8,695,510
Net realized and unrealized gain on investments			8,383,878
Change in net assets resulting from operations			$13,656,988
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets
Year Ended August 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,273,110	$5,805,629
Net realized gain (loss) on investments	(311,632)	589,640
Net change in unrealized appreciation/depreciation of investments	8,695,510	(13,232,061)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,656,988	(6,836,792)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,662,020)	(1,639,985)
Class F Shares	(3,603,881)	(3,874,779)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,265,901)	(5,514,764)
Share Transactions:
Proceeds from sale of shares	15,463,380	21,560,165
Proceeds from shares issued in connection with the tax-free transfer of assets from Huntington Ohio Tax Free Fund	24,405,186	—
Net asset value of shares issued to shareholders in payment of distributions declared	3,965,276	3,993,450
Cost of shares redeemed	(36,951,129)	(30,601,616)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,882,713	(5,048,001)
Change in net assets	15,273,800	(17,399,557)
Net Assets:
Beginning of period	163,770,323	181,169,880
End of period (including undistributed net investment income of $10,298 and $16,376, respectively)	$179,044,123	$163,770,323
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
August 31, 2014
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
On May 16, 2014, the Fund acquired all of the net assets of Huntington Ohio Tax Free Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on May 16, 2014. In connection with the acquisition, the Acquired Fund's Institutional Class Shares and Class A Shares were exchanged for Class A Shares of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and Class A Shares issued by the Fund were recorded at fair value; however; the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every Institutional Class Share and Class A Share exchanged, a shareholder of Huntington Ohio Tax Free Fund received approximately 1.91 Class A Shares of Federated Ohio Municipal Income Fund.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Class A Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation†	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,170,409	$ 24,405,186	$ 765,871	$ 155,661,433	$ 180,066,619
†	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report
23

Assuming the acquisition had been completed on September 1, 2013, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended August 31, 2014, are as follows:
Net investment income*	$5,863,794
Net realized and unrealized gain on investments	$10,076,271
Net increase in net assets resulting from operations	$15,940,065
*	Net investment income reflects $150,937 of pro forma eliminated expenses.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of August 31, 2014.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from
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more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class F Shares may bear distribution services fees and other service fees unique to those classes.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$125,213	$(260)
Class F Shares	281,030	—
TOTAL	$406,243	$(260)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	931,514	$10,338,577	477,353	$5,412,099
Proceeds from shares issued in connection with the tax-free transfer of assets from Huntington Ohio Tax Free Fund	2,170,409	24,405,186	—	—
Shares issued to shareholders in payment of distributions declared	57,323	636,316	40,196	454,572
Shares redeemed	(1,218,774)	(13,405,504)	(935,465)	(10,408,092)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,940,472	$21,974,575	(417,916)	$(4,541,421)

Year Ended August 31	2014		2013
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	462,494	$5,124,803	1,418,767	$16,148,066
Shares issued to shareholders in payment of distributions declared	301,689	3,328,960	313,089	3,538,878
Shares redeemed	(2,138,315)	(23,545,625)	(1,805,955)	(20,193,524)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,374,132)	$(15,091,862)	(74,099)	$(506,580)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	566,340	$6,882,713	(492,015)	$(5,048,001)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, capital loss carryforwards acquired through acquisition and fair fund litigation payments.
For the year ended August 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$192,583	$(13,287)	$(179,296)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$—	$11,100
Tax-exempt income	$5,265,901	$5,503,664
As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$ 9,462
Undistributed ordinary income	$ 836
Net unrealized appreciation	$ 10,211,994
Capital loss carryforwards and deferral	$ (2,491,514)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At August 31, 2014, the cost of investments for federal tax purposes was $168,436,798. The net unrealized appreciation of investments for federal tax purposes was $10,211,994. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,920,409 and net unrealized depreciation from investments for those securities having an excess of cost over value of $708,415.
At August 31, 2014, the Fund had a capital loss carryforward of $2,084,856 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$ 164,561	$—	$ 164,561
2015	$ 70,099	NA	$ 70,099
2016	$ 641,658	NA	$ 641,658
2017	$ 626,069	NA	$ 626,069
2018	$ 560,004	NA	$ 560,004
2019	$ 22,465	NA	$ 22,465
The Fund used capital loss carryforwards of $96,508 to offset taxable gains realized during the year ended August 31, 2014.
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Under current tax regulations, capital losses on securities transactions realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2014, for federal income tax purposes, post October losses of $406,658 were deferred to September 1, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the Adviser voluntarily waived $265,208 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class F Shares	0.40%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class F Shares	$452,840	$(281,030)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2014, FSC retained $171,809 of fees paid by the Fund. For the year ended August 31, 2014, the Fund's Class A shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended August 31, 2014, FSSC received $2,084 and reimbursed $260 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2014, FSC retained $4,143 in sales charges from the sale of Class A Shares. FSC also retained $148 of CDSC relating to redemptions of Class A Shares and $48,152 of Class F Shares.
Interfund Transactions
During the year ended August 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $35,450,000 and $42,550,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2014, were as follows:
Purchases	$13,334,134
Sales	$28,089,519
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2014, 26.3% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the program was not utilized.
10. Federal tax information
For the fiscal year ended August 31, 2014, 100% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated ohio municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Ohio Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Ohio Municipal Income Fund as of August 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 24, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,034.70	$3.85
Class F Shares	$1,000	$1,034.00	$4.61
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class F Shares	$1,000	$1,020.67	$4.58
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class F Shares	0.90%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Officer since: November 1999 Portfolio Manager since: March 1995	Principal Occupations: J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust with respect to the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht has received the Chartered Financial Analyst designation and holds an M.S. in Public Management from Carnegie Mellon University.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Ohio Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Ohio Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923823
CUSIP 313923609
28994 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2014
Share Class	Ticker
A	PAMFX
B	FPABX

Federated Pennsylvania Municipal Income Fund
Fund Established 1990

A Portfolio of Federated Municipal Securities Income Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2013 through August 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Pennsylvania Municipal Income Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended August 31, 2014, was 9.68% for Class A Shares and 8.93% for Class B Shares. The 9.68% total return of the Class A Shares for the reporting period consisted of 3.88% of tax-exempt dividends and reinvestments and price appreciation of 5.80% in the net asset value of the shares.1The total return of the S&P Municipal Bond Pennsylvania Index (“PA Index”),2 the Fund's broad-based securities market index, was 11.04% during the same period. The total return of the Morningstar Muni Pennsylvania Funds Average (MMPFA),3 a peer group average for the Fund, was 10.26% during the same period. The Fund's and the MMPFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the PA Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit ratings of portfolio securities (which indicates the risk that securities will default).6 These were the most significant factors affecting the Fund's performance relative to the PA Index, during the reporting period.
The following discussion focuses on the performance of the Fund's Class A Shares.
Market OVERVIEW
During the 12-month reporting period, 10-year Treasury yields increased from a low of 2.34% in August of 2013 to 3.03% in December of 2013 and then steadily declined to 2.42% at the end of the period. After an unusually weak GDP report in the first quarter of 2014, growth in economic activity rebounded and ongoing improvement in labor market conditions, with the unemployment rate declining, further supported expectations for continued moderate economic expansion. However, a range of labor market indicators suggested that there remained significant underutilization of labor resources. Financial conditions eased somewhat, although geopolitical risks such as the spillover from developments in the Middle East and Ukraine weighed on investor sentiment. Inflation had firmed in recent months and, as of the end of the reporting period, was expected to continue to move up toward the 2% objective of the Federal Reserve (the Fed) as resource slack diminishes and inflation expectations remain relatively stable. The Fed made a measured reduction in the pace of its asset purchases in the light of continued progress in labor market conditions. Financial market conditions were influenced over the reporting period by the Fed's communications, which indicated somewhat better than expected
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economic releases and developments in emerging market economies. Additionally, financial conditions in the U.S. remained supportive of growth. During the 12-month reporting period, developments in Europe continued to be a focus for investors, as concerns persisted about the prospects for a durable solution to the European fiscal and financial difficulties, which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks.
The amount of municipal bonds being issued during the reporting period was muted, which created a favorable technical environment (supply/demand imbalance) within the tax-exempt municipal bond market. A significant driver of the muted issuance was that the amount of municipal bonds being refunded collapsed as interest rates rose over the reporting period. This reduced the amount of municipal bonds being issued and helped to provide support for municipal bond prices and as a result, absolute performance. Credit conditions in the municipal bond market generally remained stable, although a few issuers continued to experience substantial strain and for the first time in several years the rating agencies made more upgrades than downgrades to municipal debt. However, Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities were still areas of idiosyncratic risk for the market. Also, Illinois continued to be unable to come to political terms over a solution for Illinois' underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny. However, many state and local municipal entities took actions to control pension costs, and this issue continued to be watched.
Pennsylvania maintained a broad and diverse economy with wealth levels above the national average. The Commonwealth has been buttressed by its large Health Care and Higher Education sectors. The Commonwealth does maintain moderate debt levels with a conservative and rapidly amortizing structure. The Commonwealth, however, has a high structural imbalance that has persisted because of the state's slow emergence from the recession and unusually weak tax revenues. Pennsylvania also faces a steep unfunded pension liability and has not been able to enact meaningful pension reforms. These rapidly growing pension contributions were a concern during the reporting period as they affect Pennsylvania's financial flexibility over the next several years. Below-average population growth and above-average age continued to be a challenge to long-term growth prospects for the Commonwealth. Gas industry exploration has been an economic boost to the state and has positioned itself to positively contribute to future economic growth.
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DURATION
As determined at the end of the 12-month reporting period, the Fund's dollar- weighted average duration for the reporting period was 3.88 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's duration was maintained short of the PA Index during the reporting period. Tax-exempt municipal bond yields decreased significantly during the second half of the reporting period and decreased more for bonds with longer maturities as the yield curve significantly flattened during the reporting period. Bonds with a longer duration outperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's allocation to bonds with shorter durations than those included in the PA Index, the Fund had negative performance relative to the PA Index.
SeCTOR
During the 12-month reporting period the Fund's sector allocations negatively affected Fund performance. The Fund maintained an overweight allocation to pre-refunded, tax-exempt municipal bonds (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The overweight exposure to pre-refunded bonds negatively affected Fund performance due to lower price volatility exhibited by pre-refunded bonds as compared to other sectors. The Fund's holdings of Puerto Rico Electric Power Authority debt over the reporting period had a negative impact on performance as the island's debt declined in price as their economy and financial position deteriorated. The Fund's underweight relative to the PA Index in state and local general obligation debt added excess return due to the under-performance of those sectors. The Fund also generated positive excess return due to its overweight in outperforming sectors such as Hospitals, Higher Education and Water Utilities.
credit QUALITY7
As the 12-month reporting period proceeded, headline risk concerning municipal credit quality stabilized and municipal bond fund inflows increased significantly into the second half of 2014. This resulted in underperformance of bonds rated “AAA” and “AA” (or unrated bonds of comparable quality) relative to bonds rated in the lower rating categories (or unrated bonds of comparable quality) and bonds in the noninvestment-grade category, below “BBB.” With the stabilization and eventual decline in credit spreads during the reporting period, and the tightening of credit spreads to a lesser extent for “AAA” and “AA” rated (or unrated comparable quality) debt, the Fund's underweight position, relative to the PA Index, in “AAA” and “AA” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. Also, the Fund's exposure to noninvestment-grade debt (an out of PA Index position) added positive excess return as these securities also experienced spread tightening versus higher quality debt over the reporting period.
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1	Income may be subject to the alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the PA Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMPFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either: be (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in Federated Pennsylvania Municipal Income Fund (the “Fund”) from August 31, 2004 to August 31, 2014, compared to the S&P Municipal Bond Pennsylvania Index (PA Index),2 the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index (PAIG Index)3 and the Morningstar Muni Pennsylvania Funds Average (MMPFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT- Class A Shares
Growth of $10,000 as of August 31, 2014
■	Total returns shown include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 8/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.72%	4.00%	3.02%
Class B Shares	3.43%	3.83%	2.87%
PA Index	11.04%	5.71%	4.91%
PAIG Index	11.93%	6.18%	5.26%
MMPFA	10.26%	5.04%	3.96%

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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The PA Index, PAIG Index and MMPFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The PA Index consists of bonds in the S&P Municipal Bond Index (“Main Index”) that have been issued by the Commonwealth of Pennsylvania or local governments or state or local government entities within Pennsylvania. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The PA Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The PA Index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The PAIG Index represents the portion of the PA Index composed solely of bonds that are rated at least BBB with remaining maturities of more than three years that are not subject to AMT. The PAIG Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The PAIG Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)
At August 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	16.3%
Education	14.6%
General Obligation—Local	13.2%
General Obligation—State	11.0%
Transportation	10.0%
Water & Sewer	9.7%
Special Tax	7.6%
Industrial Development Bond/Pollution Control Revenue Bond	4.6%
Pre-refunded	4.4%
Multi Family Housing	2.7%
Other[2]	5.7%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 94.1% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
7

Portfolio of Investments
August 31, 2014
Principal Amount		Value
	MUNICIPAL BONDS—98.8%
	Pennsylvania—98.8%
$1,450,000	Allegheny County, PA Airport Authority, Airport Revenue Bonds (Series 2012A-1), 5.00% (Pittsburgh International Airport), 1/1/2023	$1,645,837
1,550,000	Allegheny County, PA Airport Authority, Airport Revenue Bonds (Series 2012A-1), 5.00% (Pittsburgh International Airport), 1/1/2024	1,741,921
3,555,000	Allegheny County, PA HDA , Hospital Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 6/15/2018	4,075,132
2,000,000	Allegheny County, PA HDA , Refunding Revenue Bonds (Series 1998A), 5.13% (Jefferson Regional Medical Center, PA)/(Original Issue Yield: 5.34%), 5/1/2023	2,004,400
1,385,000	Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	1,453,405
3,000,000	Allegheny County, PA IDA, Environmental Improvement Revenue Refunding Bonds (Series 2009), 6.75% (United States Steel Corp.), 11/1/2024	3,405,180
595,000	Allegheny County, PA IDA, Lease Revenue Bonds (Series 2006), 5.13% (Residential Resources Inc. Project), 9/1/2031	596,624
2,000,000	Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.00% (Original Issue Yield: 5.20%), 3/1/2026	2,285,400
1,715,000	Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.75%, 3/1/2029	2,042,891
2,500,000	Allegheny County, PA, GO Refunding Bonds (Series C-73), 5.00%, 12/1/2019	2,942,575
2,250,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2035	2,362,365
2,000,000	Bethlehem, PA Authority, Guaranteed Water Revenue Bonds (Series 2014), 5.00% (Bethlehem, PA)/(Build America Mutual Assurance INS), 11/15/2030	2,250,360
3,000,000	Bradford County, PA IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 4.70% (International Paper Co.), 3/1/2019	3,038,340
2,000,000	Bucks County, PA Water & Sewer Authority, Revenue Bonds, 4.20% (Assured Guaranty Municipal Corp. INS)/(Original Issue Yield: 4.21%), 6/1/2020	2,135,040
1,055,000	Catasauqua, PA Area School District, UT GO Bonds, 5.00% (Assured Guaranty Municipal Corp. INS), 2/15/2031	1,103,562
2,000,000	Centre County, PA Hospital Authority, Hospital Revenue Bonds (Series 2012B), 5.00% (Mount Nittany Medical Center), 11/15/2032	2,166,340
1,500,000	Centre County, PA Hospital Authority, Hospital Revenue Bonds, 6.25% (Mount Nittany Medical Center)/(United States Treasury PRF 11/15/2014@100)/(Original Issue Yield: 6.30%), 11/15/2044	1,519,335
Annual Shareholder Report
8

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$2,000,000	Chester County, PA HEFA, Revenue Bonds (Series 2006), 5.00% (Devereux Foundation), 11/1/2031	$2,043,200
2,000,000	Chester County, PA, UT GO Bonds, 5.00%, 7/15/2028	2,299,860
2,000,000	Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), 5.00%, 12/1/2037	2,136,420
1,500,000	Clarion County, PA IDA, Water Facility Revenue Refunding Bonds (Series 2009), 5.50% (Pennsylvania American Water Co.), 12/1/2039	1,648,080
2,000,000	Commonwealth Financing Authority of PA, Revenue Bonds (Series 2013B), 5.00% (Commonwealth of Pennsylvania), 6/1/2036	2,176,600
2,000,000	Commonwealth of Pennsylvania, UT GO Bonds (First Series 2011), 5.00%, 11/15/2030	2,330,760
2,355,000	Commonwealth of Pennsylvania, UT GO Bonds (First Series 2012), 5.00%, 6/1/2022	2,849,220
5,075,000	Commonwealth of Pennsylvania, UT GO Bonds (Second Series 2009), 5.00%, 4/15/2023	5,858,834
4,000,000	Commonwealth of Pennsylvania, UT GO Bonds (Second Series 2010A), 5.00%, 5/1/2017	4,468,520
6,150,000	Commonwealth of Pennsylvania, UT GO Bonds (Series 2007A), 5.00%, 8/1/2023	6,852,268
2,000,000	Cumberland County, PA Municipal Authority, Revenue Bonds (Series 2007A), 5.00% (Diakon Lutheran Social Ministries), 1/1/2036	2,039,640
1,000,000	Cumberland County, PA Municipal Authority, Revenue Refunding Bonds (Series 2012), 5.25% (Asbury Pennsylvania Obligated Group), 1/1/2041	1,011,150
2,500,000	Dauphin County, PA General Authority, Health System Revenue Bonds (Series 2012A), 5.00% (Pinnacle Health System), 6/1/2042	2,673,750
410,000	Delaware County, PA Authority, Revenue Bonds (Series 2012), 5.00% (Villanova University), 8/1/2020	488,909
2,350,000	Delaware River Port Authority, Revenue Bonds (Series 2010D), 5.00%, 1/1/2028	2,593,601
1,500,000	Ephrata, PA Area School District, UT GO Bonds, 4.25% (FGIC and National Public Finance Guarantee Corporation INSs), 4/15/2017	1,582,185
1,500,000	Erie County, PA Hospital Authority, Revenue Bonds (Series 2006), 5.00% (UPMC Health System)/(CIFG Assurance NA INS), 11/1/2035	1,534,440
1,000,000	Erie, PA Higher Education Building Authority, Revenue Bonds (Series 2007 GG3), 5.00% (Gannon University)/(Radian Asset Assurance, Inc. INS), 5/1/2032	1,020,220
2,250,000	Geisinger Authority, PA Health System, Health System Revenue Bonds (Series 2009A), 5.25% (Geisinger Health System), 6/1/2039	2,459,137
2,000,000	Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25% (Original Issue Yield: 5.35%), 7/15/2031	1,914,620
2,000,000	Indiana County, PA IDA, Refunding Revenue Bonds, 5.00% (Indiana University of PA)/(AMBAC INS), 11/1/2029	2,000,800
Annual Shareholder Report
9

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,215,000	Lancaster County, PA Hospital Authority, Health System Revenue Bonds (Series 2012B), 5.00% (Lancaster General Hospital), 7/1/2042	$1,330,352
1,000,000	Lancaster County, PA Solid Waste Management Authority, GTD Authority Bonds (Series 2013B), 5.00% (Dauphin County, PA GTD), 12/15/2033	1,120,620
1,000,000	Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,071,890
1,000,000	Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/(Original Issue Yield: 5.92%), 11/15/2022	1,000,330
500,000	Luzerne County, PA IDA, Lease Revenue Bonds, 3.55% (Luzerne County, PA)/(Assured Guaranty Municipal Corp. INS)/(Original Issue Yield: 3.70%), 12/15/2014	504,760
2,250,000	Lycoming County PA Authority, College Revenue Bonds (Series 2008), 5.50% (Pennsylvania College of Technology)/(Assured Guaranty Corp. INS), 10/1/2032	2,423,272
2,200,000	Lycoming County PA Authority, Revenue Bonds (Series A), 5.75% (Susquehanna Health System)/(Original Issue Yield: 5.90%), 7/1/2039	2,345,794
2,000,000	Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006FF1), 5.00% (Dickinson College)/(CIFG Assurance NA INS), 5/1/2031	2,108,880
1,100,000	Montgomery County, PA IDA, Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00% (ACTS Retirement Life Communities, Inc.), 11/15/2028	1,183,644
400,000	Montgomery County, PA IDA, Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00% (ACTS Retirement Life Communities, Inc.), 11/15/2029	429,312
1,000,000	New Wilmington, PA Municipal Authority, Revenue Bonds (Series 2007GG4), 5.13% (Westminster College)/(Radian Asset Assurance, Inc. INS), 5/1/2033	1,022,580
1,500,000	Northampton County, PA General Purpose Authority, Hospital Revenue Bonds (Series 2008A), 5.50% (St. Luke's Hospital of Bethlehem)/(Original Issue Yield: 5.60%), 8/15/2035	1,579,395
1,000,000	Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2012A), 5.00% (Amtrak), 11/1/2041	1,072,670
2,000,000	Pennsylvania EDFA, Junior Guaranteed Parking Revenue Bonds (Series 2013B), 6.00% (Dauphin County, PA GTD), 7/1/2053	2,356,760
700,000	Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.67%), 6/1/2028	700,385
1,000,000	Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 4.70% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2014	1,006,380
1,000,000	Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, Project A, 5.10% (Waste Management, Inc.), 10/1/2027	1,038,630
Annual Shareholder Report
10

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$2,000,000	Pennsylvania EDFA, Water Facilities Revenue Bonds (Series 2009B), 5.00% (Aqua Pennsylvania, Inc. ), 11/15/2040	$2,222,060
2,000,000	Pennsylvania EDFA, Water Facility Revenue Bonds (Series 2009), 6.20% (Pennsylvania American Water Co.), 4/1/2039	2,316,100
1,725,000	Pennsylvania HFA, SFM Revenue Bonds (Series 114C), 3.70%, 10/1/2042	1,707,681
1,500,000	Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2009), 5.00%, 6/15/2022	1,720,305
1,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2010), 5.00%, 6/15/2018	1,153,830
1,020,000	Pennsylvania State Higher Education Facilities Authority, 5.13% (Gwynedd-Mercy College)/(Radian Asset Assurance, Inc. INS), 5/1/2032	1,045,633
1,000,000	Pennsylvania State Higher Education Facilities Authority, College Revenue Bonds (Series 2007), 5.00% (Bryn Mawr College)/(AMBAC INS), 12/1/2037	1,087,390
2,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (First Series of 2012), 5.00% (Temple University), 4/1/2035	2,202,560
1,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2006-FF2), 5.00% (Elizabethtown College)/(Radian Asset Assurance, Inc. INS), 12/15/2027	1,057,520
1,130,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2006A), 5.00% (University of Scranton)/(Syncora Guarantee, Inc. INS), 11/1/2035	1,189,856
2,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 5.00% (University of the Sciences in Philadelphia)/(Assured Guaranty Corp. INS), 11/1/2032	2,120,200
1,500,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2009), 5.00% (Carnegie Mellon University), 8/1/2021	1,719,315
1,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2009A), 5.25% (University of Pennsylvania Health System), 8/15/2022	1,179,250
2,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 200B), 5.50% (University of Pennsylvania Health System)/(Original Issue Yield: 5.65%), 8/15/2018	2,340,000
1,100,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2010), 5.00% (Thomas Jefferson University), 3/1/2040	1,178,562
1,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2012), 5.00% (LaSalle University), 5/1/2042	1,066,200
1,500,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2012A), 5.00% (University of Pennsylvania Health System), 8/15/2042	1,652,940
1,000,000	Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series AL), 5.00% (State System of Higher Education, Commonwealth of PA), 6/15/2020	1,185,590
Annual Shareholder Report
11

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series EE-1), 5.00% (York College of Pennsylvania)/(Syncora Guarantee, Inc. INS), 11/1/2033	$1,300,913
340,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University), 7/15/2039	354,232
410,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University)/(United States Treasury PRF 7/15/2015@100), 7/15/2039	427,458
2,000,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds, 5.13% (Foundation for Indiana University of Pennsylvania )/(Syncora Guarantee, Inc. INS), 7/1/2039	2,028,760
5,740,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2006A), 5.00% (AMBAC INS), 12/1/2026	6,119,127
1,000,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2011E), 5.00%, 12/1/2030	1,111,570
2,000,000		Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009B), 5.13% (Original Issue Yield: 5.30%), 12/1/2040	2,131,920
1,430,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013B), 1.32%, 12/1/2020	1,465,678
2,440,000		Pennsylvania State Turnpike Commission-Motor License Fund Enhanced, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), 5.50% (Original Issue Yield: 5.55%), 12/1/2041	2,739,559
2,000,000		Pennsylvania State Turnpike Commission-Motor License Fund Enhanced, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), 6.00%, 12/1/2036	2,353,520
1,500,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2029	1,561,005
3,000,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2035	3,118,410
1,600,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.63% (PresbyHomes Germantown/Morrisville), 7/1/2035	1,618,864
2,000,000		Philadelphia, PA Airport System, Airport Revenue Refunding Bonds (Series 2010D), 5.25%, 6/15/2028	2,206,280
1,210,000		Philadelphia, PA Authority for Industrial Development, Revenue Bonds (Series 2012), 6.63% (New Foundations Charter School), 12/15/2041	1,314,871
2,350,000		Philadelphia, PA Gas Works, Revenue Bonds (Seventh Series 1998 General Ordinance), 5.00% (AMBAC INS), 10/1/2037	2,578,819
2,000,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 2011D), 5.00% (Children's Hospital of Philadelphia), 7/1/2028	2,264,080
1,670,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 2012A), 5.63% (Temple University Health System Obligated Group)/(Original Issue Yield: 5.88%), 7/1/2042	1,742,378
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,250,000	Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.50% (Beech Student Housing Complex), 7/1/2019	$1,251,813
1,000,000	Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.63% (Beech Student Housing Complex), 7/1/2023	1,001,050
3,000,000	Philadelphia, PA School District, UT GO Bonds (Series 2008E), 6.00% (Original Issue Yield: 6.30%), 9/1/2038	3,309,870
3,000,000	Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds (Series 2012), 5.00%, 11/1/2028	3,441,240
750,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.25% (Original Issue Yield: 5.33%), 1/1/2036	808,950
3,000,000	Philadelphia, PA, UT GO Bonds (Series 2008B), 7.13%(United States Treasury PRF 7/15/2016@100), (Assured Guaranty Corp. INS)/(Original Issue Yield: 7.25%), 7/15/2038	3,380,340
3,000,000	Philadelphia, PA, UT GO Refunding Bonds (Series 2009A), 5.13% (Assured Guaranty Corp. INS)/(Original Issue Yield: 5.20%), 8/1/2025	3,331,110
915,000	Pittsburgh, PA Urban Redevelopment Authority, Revenue Bonds (Series 2006C), 4.80% (GNMA COL), 4/1/2028	930,299
1,035,000	Pittsburgh, PA Urban Redevelopment Authority, Tax Allocation, 4.50% (Center Triangle), 5/1/2019	1,115,792
2,000,000	Pittsburgh, PA Water & Sewer Authority, Water and Sewer System Revenue Bonds (Series 2008 D-1), 5.00% (Assured Guaranty Municipal Corp. INS), 9/1/2025	2,267,660
3,000,000	Pittsburgh, PA, UT GO Bonds (Series 2012B), 5.00%, 9/1/2026	3,484,380
1,500,000	Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), 5.25% (Original Issue Yield: 5.27%), 12/1/2036	1,640,685
1,000,000	Saxonburg, PA Area Authority, Sewer & Water Revenue Bonds, 5.00% (Assured Guaranty Corp. INS), 3/1/2030	1,047,400
1,000,000	South Fork Municipal Authority, PA, Hospital Revenue Bonds (Series 2010), 5.50% (Conemaugh Valley Memorial Hospital)/(Original Issue Yield: 5.72%), 7/1/2029	1,091,500
1,295,000	Southcentral PA, General Authority, Hospital Revenue Bonds, 5.00% (Hanover Hospital, Inc.)/(Radian Asset Assurance, Inc. INS), 12/1/2029	1,305,878
1,000,000	Southeastern, PA Transportation Authority, Capital Grant Receipts Bonds (Series 2011), 5.00%, 6/1/2025	1,147,950
1,000,000	Southeastern, PA Transportation Authority, Capital Grant Receipts Bonds (Series 2011), 5.00%, 6/1/2028	1,125,990
1,000,000	Southeastern, PA Transportation Authority, Revenue Refunding Bonds (Series 2010), 5.00%, 3/1/2018	1,136,880
500,000	St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004A), 5.00% (CHE Trinity Healthcare Credit Group)/(Original Issue Yield: 5.15%), 11/15/2021	504,750
Annual Shareholder Report
13

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,000,000	St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.38% (CHE Trinity Healthcare Credit Group)/(United States Treasury PRF 11/15/2014@100)/(Original Issue Yield: 5.42%), 11/15/2034	$1,011,040
1,000,000	St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.50% (CHE Trinity Healthcare Credit Group)/(United States Treasury PRF 11/15/2014@100), 11/15/2024	1,011,310
2,000,000	St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2012A), 5.00% (CHE Trinity Healthcare Credit Group), 11/15/2026	2,250,040
2,000,000	State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2027	2,128,260
2,000,000	State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2029	2,110,040
1,000,000	Union County, PA Higher Educational Facilities Financing Authority, University Revenue Bonds (Series 2012A), 5.00% (Bucknell University), 4/1/2042	1,115,410
400,000	Washington County, PA Authority, Lease Revenue Bonds, 7.88% (Escrowed In Treasuries COL), 12/15/2018	514,924
290,000	West View, PA Municipal Authority, SO Bonds, 9.50% (Escrowed In Treasuries COL), 11/15/2014	295,168
	TOTAL	219,388,740
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $207,803,590)	219,388,740
	SHORT-TERM MUNICIPALS—1.0%[2]
	Pennsylvania—1.0%
900,000	Luzerne County, PA, (Series A of 2006) Weekly VRDNs (Assured Guaranty Municipal Corp. INS)/(JPMorgan Chase Bank, N.A. LIQ), 0.650%, 9/4/2014	900,000
1,300,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002-A) Daily VRDNs (Children's Hospital of Philadelphia) /(JPMorgan Chase Bank, N.A. LIQ), 0.040%, 9/2/2014	1,300,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,200,000
	TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $210,003,590)[3]	221,588,740
	OTHER ASSETS AND LIABILITIES - NET—0.2%[4]	533,289
	TOTAL NET ASSETS—100%	$222,122,029
Annual Shareholder Report
14

Securities that are subject to the federal alternative minimum tax (AMT) represent 5.3% of the Fund's portfolio as calculated based upon total market value.
1	Floating rate notes with current rate and maturity or tender shown.
2	Current rate and next reset date shown for Variable Rate Demand Notes.
3	The cost of investments for federal tax purposes amounts to $209,985,256.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2014, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AMBAC	—American Municipal Bond Assurance Corporation
CHE	—Catholic Health East
COL	—Collateralized
EDFA	—Economic Development Finance Authority
FGIC	—Financial Guaranty Insurance Company
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HDA	—Hospital Development Authority
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
INS	—Insured
LIQ	—Liquidity Agreement
PRF	—Pre-refunded
SFM	—Single Family Mortgage
SO	—Special Obligation
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements.
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.34	$11.20	$10.68	$10.92	$10.37
Income From Investment Operations:
Net investment income	0.38	0.39	0.40	0.44	0.43
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.61	(0.87)	0.52	(0.25)	0.55
TOTAL FROM INVESTMENT OPERATIONS	0.99	(0.48)	0.92	0.19	0.98
Less Distributions:
Distributions from net investment income	(0.39)	(0.38)	(0.40)	(0.43)	(0.43)
Net Asset Value, End of Period	$10.94	$10.34	$11.20	$10.68	$10.92
Total Return[1]	9.68%	(4.41)%	8.80%	1.92%	9.60%
Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.60%	3.50%	3.63%	4.04%	4.04%
Expense waiver/reimbursement[2]	0.13%	0.10%	0.10%	0.11%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$219,307	$231,890	$275,974	$238,538	$270,219
Portfolio turnover	5%	7%	15%	8%	12%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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16

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.34	$11.20	$10.68	$10.92	$10.37
Income From Investment Operations:
Net investment income	0.30	0.31	0.32	0.33[1]	0.35
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.61	(0.87)	0.52	(0.22)	0.54
TOTAL FROM INVESTMENT OPERATIONS	0.91	(0.56)	0.84	0.11	0.89
Less Distributions:
Distributions from net investment income	(0.30)	(0.30)	(0.32)	(0.35)	(0.34)
Net Asset Value, End of Period	$10.95	$10.34	$11.20	$10.68	$10.92
Total Return[2]	8.93%	(5.15)%	7.96%	1.13%	8.76%
Ratios to Average Net Assets:
Net expenses	1.52%	1.52%	1.52%	1.52%	1.52%
Net investment income	2.84%	2.73%	2.87%	3.26%	3.27%
Expense waiver/reimbursement[3]	0.11%	0.08%	0.08%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,815	$3,824	$5,137	$7,401	$16,071
Portfolio turnover	5%	7%	15%	8%	12%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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17

Statement of Assets and Liabilities
August 31, 2014
Assets:
Total investment in securities, at value (identified cost $210,003,590)		$221,588,740
Cash		50,901
Income receivable		2,881,661
Receivable for shares sold		146,693
Receivable for investments sold		70,000
TOTAL ASSETS		224,737,995
Liabilities:
Payable for investments purchased	$2,225,760
Payable for shares redeemed	271,217
Payable for other service fees (Notes 2 and 5)	48,428
Payable for distribution services fee (Note 5)	1,812
Accrued expenses (Note 5)	68,749
TOTAL LIABILITIES		2,615,966
Net assets for 20,295,156 shares outstanding		$222,122,029
Net Assets Consists of:
Paid-in capital		$231,055,714
Net unrealized appreciation of investments		11,585,150
Accumulated net realized loss on investments		(20,534,339)
Undistributed net investment income		15,504
TOTAL NET ASSETS		$222,122,029
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($219,306,530 ÷ 20,038,044 shares outstanding), no par value, unlimited shares authorized		$10.94
Offering price per share (100/95.50 of $10.94)		$11.46
Redemption proceeds per share		$10.94
Class B Shares:
Net asset value per share ($2,815,499 ÷ 257,112 shares outstanding), no par value, unlimited shares authorized		$10.95
Offering price per share		$10.95
Redemption proceeds per share (94.50/100 of $10.95)		$10.35
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended August 31, 2014
Investment Income:
Interest			$9,823,195
Expenses:
Investment adviser fee (Note 5)		$901,812
Administrative fee (Note 5)		176,154
Custodian fees		16,345
Transfer agent fees		122,054
Directors'/Trustees' fees (Note 5)		2,578
Auditing fees		25,500
Legal fees		15,316
Distribution services fee (Note 5)		23,753
Other service fees (Notes 2 and 5)		562,085
Portfolio accounting fees		90,432
Share registration costs		34,514
Printing and postage		31,108
Miscellaneous (Note 5)		8,122
TOTAL EXPENSES		2,009,773
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(240,531)
Reimbursement of other operating expenses (Notes 2 and 5)	(42,910)
TOTAL WAIVER AND REIMBURSEMENT		(283,441)
Net expenses			1,726,332
Net investment income			8,096,863
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,335,039)
Net change in unrealized depreciation of investments			15,333,368
Net realized and unrealized gain on investments			12,998,329
Change in net assets resulting from operations			$21,095,192
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended August 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,096,863	$9,540,979
Net realized gain (loss) on investments and futures contracts	(2,335,039)	612,605
Net change in unrealized appreciation/depreciation of investments	15,333,368	(21,511,632)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	21,095,192	(11,358,048)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(8,006,426)	(9,266,803)
Class B Shares	(89,155)	(127,508)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,095,581)	(9,394,311)
Share Transactions:
Proceeds from sale of shares	18,490,234	26,708,289
Net asset value of shares issued to shareholders in payment of distributions declared	5,547,806	6,351,162
Cost of shares redeemed	(50,630,071)	(57,703,448)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(26,592,031)	(24,643,997)
Change in net assets	(13,592,420)	(45,396,356)
Net Assets:
Beginning of period	235,714,449	281,110,805
End of period (including undistributed net investment income of $15,504 and $20,633, respectively)	$222,122,029	$235,714,449
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
August 31, 2014
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and to oversee the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class B Shares may bear distribution services fees and other services fees unique to those classes.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$554,167	$(42,910)
Class B Shares	7,918	—
TOTAL	$ 562,085	$(42,910)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense,
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either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
At August 31, 2014, the Fund had no outstanding futures contracts.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,721,422	$18,311,012	2,337,819	$26,164,523
Shares issued to shareholders in payment of distributions declared	511,013	5,461,420	565,355	6,228,032
Shares redeemed	(4,631,540)	(49,168,945)	(5,107,931)	(56,079,136)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,399,105)	$(25,396,513)	(2,204,757)	$(23,686,581)
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Year Ended August 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	16,729	$179,222	48,697	$543,766
Shares issued to shareholders in payment of distributions declared	8,086	86,386	11,165	123,130
Shares redeemed	(137,553)	(1,461,126)	(148,489)	(1,624,312)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(112,738)	$(1,195,518)	(88,627)	$(957,416)
NET CHANGE RESULTING FROM TOTALFUND SHARE TRANSACTIONS	(2,511,843)	$(26,592,031)	(2,293,384)	$(24,643,997)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and reclassification of litigation payments from paid-in capital to short-term capital gains.
For the year ended August 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,012)	$(6,411)	$8,423
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2014 and 2013, was as follows:
	2014	2013
Tax-exempt income	$8,095,581	$9,394,311
As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$ 15,504
Net unrealized appreciation	$ 11,603,484
Capital loss carryforwards	$(20,552,673)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At August 31, 2014, the cost of investments for federal tax purposes was $209,985,256. The net unrealized appreciation of investments for federal tax purposes was $11,603,484. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,838,693 and net unrealized depreciation from investments for those securities having an excess of cost over value of $235,209.
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At August 31, 2014, the Fund had a capital loss carryforward of $20,552,673 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$678,541	$2,074,981	$2,753,522
2016	$213,566	NA	$213,566
2017	$7,730,607	NA	$7,730,607
2018	$9,851,417	NA	$9,851,417
2019	$3,561	NA	$3,561
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014 the Adviser voluntarily waived $240,531 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2014, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$23,753
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2014, FSC retained $11,841 of fees paid by the Fund. For the year ended August 31, 2014, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur the fee upon approval of the Trustees.
Other Service Fees
FSSC received $39,897 and reimbursed $42,910 of other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2014, FSC retained $14,705 in sales charges from the sale of Class A Shares. FSC also retained $3,066 of CDSC relating to redemptions of Class A Shares and $2,849 of Class B Shares.
Interfund Transactions
During the year ended August 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $45,900,000 and $43,450,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.52% (the “Fee Limit”), respectively, up to but not including the
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later of (the “Termination Date”): (a) November 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2014 were as follows:
Purchases	$10,332,159
Sales	$35,329,252
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2014, 32.3% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2014, there were no outstanding loans. During the year ended August 31, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2014, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated Pennsylvania municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Pennsylvania Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Pennsylvania Municipal Income Fund as of August 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 24, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2014	Ending Account Value 8/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,036.60	$3.85
Class B Shares	$1,000	$1,033.50	$7.79
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.42	$3.82
Class B Shares	$1,000	$1,017.54	$7.73
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class B Shares	1.52%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Officer since: November 1999 Portfolio Manager since: March 1995	Principal Occupations: J. Scott Albrecht has been the Fund's portfolio manager since March 1995. He is Vice President of the Trust with respect to the Fund. Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht has received the Chartered Financial Analyst designation and holds an M.S. in Public Management from Carnegie Mellon University.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Pennsylvania Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year and three-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923708
CUSIP 313923807
28995 (10/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $137,450

Fiscal year ended 2013 - $135,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,006 and $0 respectively. Fiscal year ended 2014- Audit consent issued for N-14 merger document.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $2,672

Fiscal year ended 2013 - $7,863

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Municipal Securities Income Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date October 21, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 21, 2014